             CHARLES SCHWAB
LARGE BLEND
             SCHWAB S&P 500
             PORTFOLIO
            ----------------------------------------
             LARGE-CAP

             FOR PERIOD ENDING DECEMBER 31, 2001
             Inception Date: November 1, 1996

MARKET OVERVIEW

ECONOMY FLAGS, EVEN BEFORE 9/11; FED CUTS INTEREST RATES 11 TIMES.

[PHOTO OF MAN AND WOMAN]

After ten years of nearly nonstop growth, the U.S. economy fell into a recession in 2001. Although Gross Domestic Product (GDP) remained positive until the third quarter, the National Bureau of Economic Research, a widely recognized independent panel, later determined that the recession had begun as early as March.

Stocks, which were already well below their all-time highs as the year began, continued to flounder, and, for the most part, ended 2001 down significantly.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively throughout the year, reducing the benchmark Fed Funds Rate from 6.50% to 1.75%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy has had to contend not only with a recession but also with the costs and uncertainty resulting from the tragic events of September 11.


ASSET CLASS PERFORMANCE COMPARISON  % RETURNS DURING THE REPORT PERIOD

This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

               Lehman Aggregate        MSCI EAFE        Russell 2000        S&P 500         3-Mo
                  Bond Index             Index             Index             Index         T-Bills
29-Dec-00                 0                   0                 0                 0              0
05-Jan-01              1.37                0.21             -4.21             -1.66           0.25
12-Jan-01              0.36                -1.5              0.49             -0.15            0.3
19-Jan-01              0.96               -0.67              0.99              1.69            0.4
26-Jan-01              0.88               -1.19              3.19              2.63           0.51
02-Feb-01              1.62               -0.95               3.7              2.29           0.61
09-Feb-01              1.73               -3.91              2.91             -0.34            0.7
16-Feb-01              1.46                -5.2               5.4             -1.35            0.8
23-Feb-01              1.62               -8.29             -1.09             -5.57           0.91
02-Mar-01              2.32               -8.06             -1.19             -6.33              1
09-Mar-01               2.6               -7.26             -1.83             -6.39           1.12
16-Mar-01              3.32              -14.35              -8.4            -12.68           1.23
23-Mar-01              3.34              -15.21             -8.07            -13.49           1.33
30-Mar-01              3.03              -13.52              -6.5            -11.85           1.43
06-Apr-01              3.41              -12.23             -9.77            -14.27           1.58
13-Apr-01              2.52              -10.58             -5.52            -10.09           1.63
20-Apr-01              2.51               -8.48             -3.08             -5.57           1.76
27-Apr-01              2.51               -7.89              0.54             -4.81           1.82
04-May-01              3.44               -6.91              2.43             -3.72            1.9
11-May-01              2.29               -8.18              1.32             -5.31           1.96
18-May-01              2.92               -7.92              5.28             -1.78           2.06
25-May-01              2.64               -8.85              5.79             -2.85           2.12
01-Jun-01              3.42              -11.26              4.38             -4.01           2.18
08-Jun-01              3.56              -10.98              6.47             -3.68           2.25
15-Jun-01              4.14              -13.73              3.07             -7.54           2.35
22-Jun-01              4.72              -14.38              1.74             -6.69           2.42
29-Jun-01              3.61              -14.63              6.86              -6.7           2.47
06-Jul-01              3.93              -17.72              0.58             -9.28           2.53
13-Jul-01              4.49              -17.21              2.09             -7.36           2.59
20-Jul-01              5.27              -17.47               1.7             -7.74           2.67
27-Jul-01              5.58              -17.64              1.12             -8.12           2.73
03-Aug-01              5.44              -15.18              1.58             -7.39           2.79
10-Aug-01              6.11              -17.18             -0.81             -9.23           2.87
17-Aug-01               6.6               -16.7             -0.75            -11.38           2.94
24-Aug-01              6.53              -15.66              0.34             -9.63           2.99
31-Aug-01              7.13              -18.37             -2.19             -13.4           3.05
07-Sep-01              7.28              -22.53             -7.05            -17.05           3.14
14-Sep-01              8.04              -27.41             -7.94            -16.54           3.16
21-Sep-01              7.71               -32.5            -20.84            -26.22           3.44
29-Sep-01              8.38               -26.7            -15.36             -20.4           3.48
05-Oct-01              8.97              -24.51            -13.22            -18.07           3.55
12-Oct-01              8.53              -23.52            -10.36            -16.52           3.58
19-Oct-01              9.05              -25.31            -10.95            -17.91           3.63
26-Oct-01              9.53              -22.92             -8.24            -15.53           3.68
02-Nov-01             10.19              -23.95             -9.37            -16.78           3.75
09-Nov-01              10.7              -22.32             -8.29            -14.24           3.82
16-Nov-01              8.43              -21.82              -5.5            -12.83           3.83
23-Nov-01              8.07              -22.13                -4            -11.95           3.85
30-Nov-01              9.13              -21.99             -3.48            -12.66           3.91
07-Dec-01              7.52              -20.78              0.83            -11.21           3.95
14-Dec-01              7.55              -23.67             -1.21            -13.91           3.97
21-Dec-01              8.02              -23.35              1.47            -12.24           4.02
28-Dec-01               8.3              -22.12              2.14            -11.97           4.04

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

MARKET OVERVIEW Continued

DOWNTURN IS WIDESPREAD; JOBLESS RATE UP FROM RECORD LOWS.

[PHOTO OF MAN]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the reporting period, it was at 5.8%, its highest level in over six years. Job losses have affected almost all industries, with manufacturing among the hardest hit.

On a positive note, inflation has remained low. Employers have enjoyed strong worker productivity, which has helped stabilize labor costs and consumer prices.

--------------------------------------------------------------------------------
Although unemployment may continue to rise, it is not especially high by historical standards.
--------------------------------------------------------------------------------

RATE CUTS DRIVE YIELDS DOWN; STOCKS SLUMP, BOND PRICES RISE.

The Fed's series of interest rate cuts during 2001 meant steady downward pressure on money market yields. In spite of this, money market funds remained popular with investors seeking alternatives with lower risk at a time when stock markets and the economy were retreating.

In equity markets, the decline that began in the last quarter of 2000 continued throughout 2001. As many Internet start-ups began to downsize or go


--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THIS PORTFOLIO.

The following charts show recent figures for several common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown


Strong auto sales and government spending resulted in a surprising preliminary figure for Q4 2001 GDP of 0.2%. Traditionally, a recession is two negative quarters in a row, which could still occur if Q4 GDP is revised downward.

[BAR CHART]

Q1 1992                   3.8
Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                     5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                     2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   0.2

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------
under, the technology sector collapsed. By the end of the year, markets had more than regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

In contrast, bonds continued to perform well. Strong demand from investors fleeing the stock market and the Fed's interest rate cuts were two main factors in pushing bond prices higher (and yields lower). A third factor was the U.S. Treasury's decision to use part of the vanishing budget surplus to buy back its own bonds, which reduced the supply of Treasuries.

--------------------------------------------------------------------------------
Among the different types of equities, small-cap value stocks posted the best performance for 2001.
--------------------------------------------------------------------------------

LOOKING AHEAD: RECOVERY LIKELY IN 2002, BUT MAY BE LACKLUSTER.

Many uncertainties still linger from September 11 and the ongoing war on terrorism. Further attacks on U.S. targets could hurt the economy or reverse the stock market's Q4 2001 gains. A decline in consumer spending (which so far has remained relatively strong) would be damaging as well. A further risk could be a rise in petroleum prices, which might occur if the antiterrorism coalition were to lose support from some Middle Eastern countries.

--------------------------------------------------------------------------------

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose dramatically during the report period. At the end of 2001, it stood at 5.8%--nearly two percentage points above its three-decade low of 3.9% in 2000.

[LINE GRAPH]

Dec-91           7.3
Jan-92           7.3
Feb-92           7.4
Mar-92           7.4
Apr-92           7.4
May-92           7.6
Jun-92           7.8
Jul-92           7.7
Aug-92           7.6
Sep-92           7.6
Oct-92           7.3
Nov-92           7.4
Dec-92           7.4
Jan-93           7.3
Feb-93           7.1
Mar-93             7
Apr-93           7.1
May-93           7.1
Jun-93             7
Jul-93           6.9
Aug-93           6.8
Sep-93           6.7
Oct-93           6.8
Nov-93           6.6
Dec-93           6.5
Jan-94           6.8
Feb-94           6.6
Mar-94           6.5
Apr-94           6.4
May-94           6.1
Jun-94           6.1
Jul-94           6.3
Aug-94             6
Sep-94           5.8
Oct-94           5.8
Nov-94           5.6
Dec-94           5.5
Jan-95           5.6
Feb-95           5.4
Mar-95           5.3
Apr-95           5.8
May-95           5.8
Jun-95           5.6
Jul-95           5.6
Aug-95           5.7
Sep-95           5.6
Oct-95           5.5
Nov-95           5.7
Dec-95           5.6
Jan-96           5.6
Feb-96           5.5
Mar-96           5.6
Apr-96           5.5
May-96           5.6
Jun-96           5.3
Jul-96           5.5
Aug-96           5.1
Sep-96           5.2
Oct-96           5.2
Nov-96           5.3
Dec-96           5.4
Jan-97           5.3
Feb-97           5.3
Mar-97           5.1
Apr-97             5
May-97           4.7
Jun-97             5
Jul-97           4.7
Aug-97           4.9
Sep-97           4.7
Oct-97           4.7
Nov-97           4.6
Dec-97           4.7
Jan-98           4.5
Feb-98           4.6
Mar-98           4.6
Apr-98           4.3
May-98           4.3
Jun-98           4.5
Jul-98           4.5
Aug-98           4.5
Sep-98           4.5
Oct-98           4.5
Nov-98           4.4
Dec-98           4.3
Jan-99           4.3
Feb-99           4.4
Mar-99           4.2
Apr-99           4.3
May-99           4.2
Jun-99           4.3
Jul-99           4.3
Aug-99           4.2
Sep-99           4.2
Oct-99           4.1
Nov-99           4.1
Dec-99           4.1
Jan-00             4
Feb-00           4.1
Mar-00           4.1
Apr-00           3.9
May-00           4.1
Jun-00             4
Jul-00             4
Aug-00           4.1
Sep-00           3.9
Oct-00           3.9
Nov-00             4
Dec-00             4
Jan-01           4.2
Feb-01           4.2
Mar-01           4.3
Apr-01           4.5
May-01           4.4
Jun-01           4.5
Jul-01           4.5
Aug-01           4.9
Sep-01           4.9
Oct-01           5.4
Nov-01           5.6
Dec-01           5.8

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for 2001 (2.7% if food and energy are excluded). ECI rose 4.1% over the same period. Both measures show that inflation remained low by historical standards.

[LINE GRAPH]

               CONSUMER
             PRICE INDEX
DATE          (MONTHLY)
Dec-91           3.1
Jan-92           2.6
Feb-92           2.8
Mar-92           3.2
Apr-92           3.2
May-92             3
Jun-92           3.1
Jul-92           3.2
Aug-92           3.1
Sep-92             3
Oct-92           3.2
Nov-92             3
Dec-92           2.9
Jan-93           3.3
Feb-93           3.2
Mar-93           3.1
Apr-93           3.2
May-93           3.2
Jun-93             3
Jul-93           2.8
Aug-93           2.8
Sep-93           2.7
Oct-93           2.8
Nov-93           2.7
Dec-93           2.7
Jan-94           2.5
Feb-94           2.5
Mar-94           2.5
Apr-94           2.4
May-94           2.3
Jun-94           2.5
Jul-94           2.8
Aug-94           2.9
Sep-94             3
Oct-94           2.6
Nov-94           2.7
Dec-94           2.7
Jan-95           2.8
Feb-95           2.9
Mar-95           2.9
Apr-95           3.1
May-95           3.2
Jun-95             3
Jul-95           2.8
Aug-95           2.6
Sep-95           2.5
Oct-95           2.8
Nov-95           2.6
Dec-95           2.5
Jan-96           2.7
Feb-96           2.7
Mar-96           2.8
Apr-96           2.9
May-96           2.9
Jun-96           2.8
Jul-96             3
Aug-96           2.9
Sep-96             3
Oct-96             3
Nov-96           3.3
Dec-96           3.3
Jan-97             3
Feb-97             3
Mar-97           2.8
Apr-97           2.5
May-97           2.2
Jun-97           2.3
Jul-97           2.2
Aug-97           2.2
Sep-97           2.2
Oct-97           2.1
Nov-97           1.8
Dec-97           1.7
Jan-98           1.6
Feb-98           1.4
Mar-98           1.4
Apr-98           1.4
May-98           1.7
Jun-98           1.7
Jul-98           1.7
Aug-98           1.6
Sep-98           1.5
Oct-98           1.5
Nov-98           1.5
Dec-98           1.6
Jan-99           1.7
Feb-99           1.6
Mar-99           1.7
Apr-99           2.3
May-99           2.1
Jun-99             2
Jul-99           2.1
Aug-99           2.3
Sep-99           2.6
Oct-99           2.6
Nov-99           2.6
Dec-99           2.7
Jan-00           2.7
Feb-00           3.2
Mar-00           3.7
Apr-00             3
May-00           3.1
Jun-00           3.7
Jul-00           3.7
Aug-00           3.4
Sep-00           3.5
Oct-00           3.4
Nov-00           3.4
Dec-00           3.4
Jan-01           3.7
Feb-01           3.5
Mar-01           2.9
Apr-01           3.3
May-01           3.6
Jun-01           3.2
Jul-01           2.7
Aug-01           2.7
Sep-01           2.6
Oct-01           2.1
Nov-01           1.9
Dec-01           1.6

               EMPLOYMENT
               COST INDEX
DATE           (QUARTERLY)
Mar-92             4
Jun-92             3.6
Sep-92             3.5
Dec-92             3.5
Mar-93             3.5
Jun-93             3.6
Sep-93             3.6
Dec-93             3.5
Mar-94             3.2
Jun-94             3.2
Sep-94             3.2
Dec-94             3
Mar-95             2.9
Jun-95             2.9
Sep-95             2.7
Dec-95             2.7
Mar-96             2.8
Jun-96             2.9
Sep-96             2.8
Dec-96             2.9
Mar-97             2.9
Jun-97             2.8
Sep-97             3
Dec-97             3.3
Mar-98             3.3
Jun-98             3.5
Sep-98             3.7
Dec-98             3.4
Mar-99             3
Jun-99             3.2
Sep-99             3.1
Dec-99             3.4
Mar-00             4.3
Jun-00             4.4
Sep-00             4.3
Dec-00             4.1
Mar-01             4.1
Jun-01             3.9
Sep-01             4.1
Dec-01             4.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

[PHOTO OF AMERICAN FLAG]

Whether or not an economic recovery occurs in 2002, we expect that unemployment may continue to rise during the first half of the year, because it typically lags other economic factors. Other indicators, such as new orders and investor sentiment, indicate that the economy appears to be shifting back into gear, if somewhat slowly and tentatively.

--------------------------------------------------------------------------------
After marking a low on September 21 in the wake of the terrorist attacks, the S&P 500 Index(R) rose about 20% through the end of 2001.
--------------------------------------------------------------------------------
                                                       Source: Standard & Poor's

Although we suspect the worst may be over for now as far as the U.S. economy is concerned, no one can predict with certainty that a recovery will occur in 2002, or how strong it might be if it does occur. We would not be surprised to see economic indicators and investor sentiment looking healthier by mid-2002, but see little reason to expect a quick turnaround.


S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index


The P/E ratio skyrocketed during 2001, ending the year at 48.3, about three times its 30-year average. The fact that this occurred during a time when the S&P 500 Index was down indicates that earnings fell faster than stock prices.

[LINE GRAPH]

S&P
Monthly      P/E Ratio    30-Yr Ratio
Dec-91         22.89         16.38
Jan-92         23.03         16.38
Feb-92         25.78         16.38
Mar-92         25.51         16.38
Apr-92         26.03         16.38
May-92         25.22         16.38
Jun-92         25.23         16.38
Jul-92         26.08         16.38
Aug-92         24.22         16.38
Sep-92          24.7         16.38
Oct-92         24.64         16.38
Nov-92          23.8         16.38
Dec-92         24.31         16.38
Jan-93         24.29         16.38
Feb-93         24.44         16.38
Mar-93         23.48         16.38
Apr-93         22.92         16.38
May-93         22.96         16.38
Jun-93          22.9         16.38
Jul-93         22.91         16.38
Aug-93         24.21         16.38
Sep-93         23.77         16.38
Oct-93         24.04         16.38
Nov-93         22.52         16.38
Dec-93         22.95         16.38
Jan-94         22.98         16.38
Feb-94         21.17         16.38
Mar-94         20.34         16.38
Apr-94          20.1         16.38
May-94         20.16         16.38
Jun-94         19.77         16.38
Jul-94         18.63         16.38
Aug-94         18.91         16.38
Sep-94         18.32         16.38
Oct-94         17.51         16.38
Nov-94         16.56         16.38
Dec-94         16.98         16.38
Jan-95         16.05         16.38
Feb-95         16.22         16.38
Mar-95         16.47         16.38
Apr-95            16         16.38
May-95         16.45         16.38
Jun-95         16.77         16.38
Jul-95         16.61         16.38
Aug-95         16.18         16.38
Sep-95         16.85         16.38
Oct-95         16.18         16.38
Nov-95         17.86         16.38
Dec-95         17.41         16.38
Jan-96         18.29         16.38
Feb-96         18.57         16.38
Mar-96         18.94         16.38
Apr-96         19.16         16.38
May-96         19.48         16.38
Jun-96          19.3         16.38
Jul-96         18.31         16.38
Aug-96         18.62         16.38
Sep-96         19.73         16.38
Oct-96         19.59         16.38
Nov-96         21.06         16.38
Dec-96         20.77         16.38
Jan-97         20.52         16.38
Feb-97         20.95         16.38
Mar-97         19.87         16.38
Apr-97         20.23         16.38
May-97         21.45         16.38
Jun-97         22.44         16.38
Jul-97         23.99         16.38
Aug-97         22.74         16.38
Sep-97            24         16.38
Oct-97         22.84         16.38
Nov-97         24.12         16.38
Dec-97         24.53         16.38
Jan-98         25.03         16.38
Feb-98         26.49         16.38
Mar-98         27.98         16.38
Apr-98         26.69         16.38
May-98         26.15         16.38
Jun-98         27.27         16.38
Jul-98         26.94         16.38
Aug-98          22.9         16.38
Sep-98         24.35         16.38
Oct-98         28.07         16.38
Nov-98         30.31         16.38
Dec-98         32.15         16.38
Jan-99          33.9         16.38
Feb-99         32.64         16.38
Mar-99         33.92         16.38
Apr-99          33.9         16.38
May-99         32.74         16.38
Jun-99          34.7         16.38
Jul-99         31.31         16.38
Aug-99         31.21         16.38
Sep-99         30.39         16.38
Oct-99         30.41         16.38
Nov-99         30.65         16.38
Dec-99         32.53         16.38
Jan-00         29.78         16.38
Feb-00         28.59         16.38
Mar-00          31.5         16.38
Apr-00         29.41         16.38
May-00         28.82         16.38
Jun-00         29.31         16.38
Jul-00         28.94         16.38
Aug-00         30.35         16.38
Sep-00         28.64         16.38
Oct-00          27.5         16.38
Nov-00         25.42         16.38
Dec-00         25.39         16.38
Jan-01         27.96         16.38
Feb-01         25.32         16.38
Mar-01          24.1         16.38
Apr-01         28.14         16.38
May-01         28.58         16.38
Jun-01         28.77         16.38
Jul-01         33.36         16.38
Aug-01         31.32         16.38
Sep-01         34.22         16.38
Oct-01         41.31         16.38
Nov-01         46.05         16.38
Dec-01          48.3         16.38

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.


YIELDS OF U.S. TREASURY SECURITIES
Effective yields of ten-year and five-year Treasuries


For most of 2001, Treasury prices soared, and yields plunged, as investors sought security in the face of economic and stock market declines. Falling interest rates and a decreasing supply of Treasuries aided this trend.

[LINE GRAPH]

Date            5 Yr       10 Yr
31-Dec-91         6.7        5.93
31-Jan-92        7.27        6.43
29-Feb-92        7.25        6.56
31-Mar-92        7.53        6.92
30-Apr-92        7.58        6.88
31-May-92        7.32         6.6
30-Jun-92        7.12        6.27
31-Jul-92        6.71        5.82
31-Aug-92         6.6        5.58
30-Sep-92        6.35        5.32
31-Oct-92        6.79        5.89
30-Nov-92        6.94        6.22
31-Dec-92        6.69        5.99
31-Jan-93        6.36        5.55
28-Feb-93        6.02        5.21
31-Mar-93        6.02        5.24
30-Apr-93        6.01        5.11
31-May-93        6.15        5.37
30-Jun-93        5.78        5.05
31-Jul-93        5.81        5.15
31-Aug-93        5.45        4.79
30-Sep-93        5.38        4.77
31-Oct-93        5.43        4.85
30-Nov-93        5.82        5.16
31-Dec-93        5.79        5.21
31-Jan-94        5.64        5.02
29-Feb-94        6.13        5.57
31-Mar-94        6.74        6.23
30-Apr-94        7.04        6.64
31-May-94        7.15        6.76
30-Jun-94        7.32        6.95
31-Jul-94        7.11        6.73
31-Aug-94        7.17         6.8
30-Sep-94         7.6        7.28
31-Oct-94        7.81        7.49
30-Nov-94        7.91        7.79
31-Dec-94        7.82        7.83
31-Jan-95        7.58        7.51
28-Feb-95         7.2        7.04
31-Mar-95         7.2        7.07
30-Apr-95        7.06        6.88
31-May-95        6.28        6.05
30-Jun-95         6.2        5.97
31-Jul-95        6.43        6.16
31-Aug-95        6.28        6.07
30-Sep-95        6.18        6.02
31-Oct-95        6.02        5.81
30-Nov-95        5.74        5.52
31-Dec-95        5.57        5.38
31-Jan-96        5.58        5.24
29-Feb-96         6.1        5.73
31-Mar-96        6.33        6.09
30-Apr-96        6.67        6.41
31-May-96        6.85        6.63
30-Jun-96        6.71        6.46
31-Jul-96        6.79        6.57
31-Aug-96        6.94        6.73
30-Sep-96         6.7        6.46
31-Oct-96        6.34        6.07
30-Nov-96        6.04        5.83
31-Dec-96        6.42        6.21
31-Jan-97        6.49        6.25
28-Feb-97        6.55        6.39
31-Mar-97         6.9        6.75
30-Apr-97        6.72        6.57
31-May-97        6.66         6.5
30-Jun-97         6.5        6.38
31-Jul-97        6.01         5.9
31-Aug-97        6.34        6.22
30-Sep-97         6.1        5.99
31-Oct-97        5.83        5.71
30-Nov-97        5.87        5.84
31-Dec-97        5.74        5.71
31-Jan-98        5.51        5.38
28-Feb-98        5.62        5.59
31-Mar-98        5.65        5.62
30-Apr-98        5.67        5.64
31-May-98        5.55        5.55
30-Jun-98        5.45        5.47
31-Jul-98        5.49         5.5
31-Aug-98        4.98         4.8
30-Sep-98        4.42        4.22
31-Oct-98        4.61        4.23
30-Nov-98        4.71        4.48
31-Dec-98        4.65        4.54
31-Jan-99        4.65        4.55
28-Feb-99        5.29        5.22
31-Mar-99        5.24         5.1
30-Apr-99        5.35        5.21
31-May-99        5.62        5.58
30-Jun-99        5.78        5.65
31-Jul-99         5.9        5.79
31-Aug-99        5.97        5.87
30-Sep-99        5.88        5.75
31-Oct-99        6.02        5.96
30-Nov-99        6.19        6.11
31-Dec-99        6.44        6.34
31-Jan-00        6.67        6.68
29-Feb-00        6.41         6.6
31-Mar-00           6        6.31
30-Apr-00        6.21        6.54
31-May-00        6.27        6.52
30-Jun-00        6.03        6.19
31-Jul-00        6.03        6.15
31-Aug-00        5.73        5.97
30-Sep-00         5.8        5.85
31-Oct-00        5.75        5.81
30-Nov-00        5.47        5.43
31-Dec-00        5.11        4.98
31-Jan-01        5.11        4.77
28-Feb-01         4.9        4.66
31-Mar-01        4.92        4.56
30-Apr-01        5.34        4.89
31-May-01        5.38        4.91
30-Jun-01        5.41        4.95
31-Jul-01        5.05        4.53
31-Aug-01        4.83        4.38
30-Sep-01        4.59         3.8
31-Oct-01        4.23        3.48
30-Nov-01        4.75        4.06
31-Dec-01        5.05         4.3

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

SCHWAB
S&P 500 PORTFOLIO

[PHOTO OF GERI HOM]
"The slowdown in the U.S. economy, especially in technology, resulted in a difficult year for large-cap stocks."

      Portfolio Manager
      Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the portfolio. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this portfolio.

--------------------------------------------------------------------------------

THE PORTFOLIO'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX. 1


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE LAST YEAR ONE OF THE MOST TUMULTUOUS IN RECENT HISTORY. Consumer confidence, a key economic factor, eroded towards the end of the year, due to rising unemployment and poor market performance. Investor concerns about stock valuations and poor corporate earnings were market-wide and were heightened by the events of September 11. However, the market did show signs of a recovery late in the year, with the S&P 500 rebounding 10.7% in the fourth quarter.

THE PORTFOLIO WAS HIT HARD BY A DECLINE IN THE TECHNOLOGY SECTOR, WHICH WAS DOWN 24% IN 2001. While the S&P 500 was down nearly 12% during the year, half of that decline was generated by just 29 stocks--12 of them technology stocks. In addition to technology's woes, the health care and communications sectors also struggled, each losing 12% for the year. Consumer cyclicals was the only sector with a major gain during the year, returning 12%. The portfolio closely tracked the performance of the index during 2001.

WE BELIEVE AN ECONOMIC RECOVERY IN 2002 IS POSSIBLE, AND THE MARKET'S STRONG FOURTH QUARTER MAY BE A PRECURSOR. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus to the economy.


1 Standard & Poor's,(R) S&P,(R) S&P 500,(R) Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

SCHWAB S & P 500 PORTFOLIO

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 12/31/01
-------------------------------------------------------------------------------
This chart compares performance of the portfolio with the S&P 500(R) Index and the Morningstar Large-Blend Annuity Category.

[BAR CHART]

                                                                   Peer
                              Portfolio 1    S&P 500 Index    Group Average 2
1 YEAR                          -12.16          -11.89            -14.84
5 YEAR                           10.23            10.7              8.17
SINCE INCEPTION: 11/1/96         10.98           11.47

PERFORMANCE OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index.

[LINE GRAPH]

              Portfolio 1    S&P 500 Index
01-Nov-96        10,000          10,000
30-Nov-96        10,750          10,777
31-Dec-96        10,530          10,564
31-Jan-97        11,170          11,223
28-Feb-97        11,250          11,311
31-Mar-97        10,780          10,848
30-Apr-97        11,410          11,494
31-May-97        12,090          12,193
30-Jun-97        12,630          12,739
31-Jul-97        13,620          13,752
31-Aug-97        12,860          12,982
30-Sep-97        13,560          13,692
31-Oct-97        13,120          13,235
30-Nov-97        13,720          13,848
31-Dec-97        13,948          14,086
31-Jan-98        14,098          14,242
28-Feb-98        15,108          15,269
31-Mar-98        15,869          16,051
30-Apr-98        16,029          16,213
31-May-98        15,739          15,934
30-Jun-98        16,369          16,581
31-Jul-98        16,189          16,405
31-Aug-98        13,848          14,036
30-Sep-98        14,738          14,936
31-Oct-98        15,929          16,150
30-Nov-98        16,879          17,129
31-Dec-98        17,862          18,116
31-Jan-99        18,595          18,873
28-Feb-99        18,012          18,286
31-Mar-99        18,726          19,017
30-Apr-99        19,439          19,753
31-May-99        18,967          19,287
30-Jun-99        20,012          20,357
31-Jul-99        19,389          19,722
31-Aug-99        19,288          19,624
30-Sep-99        18,756          19,086
31-Oct-99        19,931          20,294
30-Nov-99        20,323          20,707
31-Dec-99        21,517          21,926
31-Jan-00        20,434          20,825
29-Feb-00        20,040          20,431
31-Mar-00        22,003          22,429
30-Apr-00        21,335          21,754
31-May-00        20,890          21,308
30-Jun-00        21,396          21,835
31-Jul-00        21,072          21,494
31-Aug-00        22,367          22,829
30-Sep-00        21,183          21,624
31-Oct-00        21,082          21,533
30-Nov-00        19,412          19,836
31-Dec-00        19,506          19,933
31-Jan-01        20,183          20,641
28-Feb-01        18,337          18,758
31-Mar-01        17,178          17,569
30-Apr-01        18,501          18,934
31-May-01        18,614          19,061
30-Jun-01        18,163          18,598
31-Jul-01        17,978          18,416
31-Aug-01        16,850          17,263
30-Sep-01        15,486          15,868
31-Oct-01        15,784          16,171
30-Nov-01        16,984          17,411
31-Dec-01        17,135          17,565

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the returns would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Source: Morningstar, Inc. As of 12/31/01, there were 2,411 annuity sub-accounts in the Large-Blend Annuity category that had track records of at least one-year and 333 annuity sub-accounts with track records of at least five-years.

PORTFOLIO FACTS

TOP TEN HOLDINGS 1 as of 12/31/01
--------------------------------------------------

(1)  GENERAL ELECTRIC CO.                     3.7%
(2)  MICROSOFT CORP.                          3.3%
(3)  PROVIDENT INSTITUTIONAL TEMPFUND         2.5%
(4)  EXXON MOBIL CORP.                        2.5%
(5)  CITIGROUP, INC.                          2.4%
(6)  WAL-MART STORES, INC.                    2.4%
(7)  PFIZER, INC.                             2.3%
(8)  INTEL CORP.                              2.0%
(9)  INTERNATIONAL BUSINESS MACHINES CORP.    2.0%
(10) AMERICAN INTERNATIONAL GROUP, INC.       1.9%
--------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS              25.0%

STATISTICS as of 12/31/01
--------------------------------------------------

                                              PEER GROUP
                                PORTFOLIO     AVERAGE 2
--------------------------------------------------------
Number of Holdings                  503           n/a
--------------------------------------------------------
Median Market Cap ($ Mil)         $63,182       $46,275
--------------------------------------------------------
Price/Earnings (P/E) Ratio         30.0%         29.3
--------------------------------------------------------
Price/Book (P/B) Ratio              5.7           5.2
--------------------------------------------------------
12-Month Yield                     1.00%         0.80%
--------------------------------------------------------
Portfolio Turnover Rate              5%           51%
--------------------------------------------------------
Three-Year Beta                    1.00          0.98
--------------------------------------------------------

EXPENSE RATIO as of 12/31/01
--------------------------------------------------
[BAR CHART]

Portfolio               0.28% 3
Peer Group Average      1.80% 2

INDEX COMPOSITION BY INDUSTRY 4
--------------------------------------------------------------------------------
These charts show the size of the ten largest industries in the S&P 500(R) Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

AS OF 12/31/01
-------------------------------------------
[PIE CHART]

1.    14.1%   Healthcare / Drugs & Medicine
2.    10.1%   Business Machines & Software
3.     7.2%   Miscellaneous Finance
4.     7.1%   Retail
5.     6.6%   Electronics
6.     6.3%   Banks
7.     5.4%   Telephone
8.     5.2%   Producer Goods & Manufacturing
9.     4.5%   Oil-International
10.    4.4%   Business Services
      29.1%   Other

AS OF 12/31/00
-------------------------------------------
[PIE CHART]

1.    13.9%   Healthcare / Drugs & Medicine
2.    11.1%   Business Machines & Software
3.     8.1%   Electronics
4.     7.3%   Miscellaneous Finance
5.     5.9%   Retail
6.     5.9%   Banks
7.     5.5%   Producer Goods & Manufacturing
8.     5.3%   Telephone
9.     4.5%   Business Services
10.    4.4%   Oil-International
      28.1%   Other

AS OF 12/31/96
-------------------------------------------
[PIE CHART]

1.    10.2%   Healthcare / Drugs & Medicine
2.     7.7%   Banks
3.     6.8%   Telephone
4.     6.8%   Business Machines & Software
5.     6.6%   Oil-International
6.     6.3%   Food & Agriculture
7.     5.8%   Electronics
8.     5.7%   Producer Goods & Manufacturing
9.     4.5%   Retail
10.    3.8%   Utilities-Electric & Gas
      35.8%   Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 12/31/01, there were 2,411 annuity sub-accounts in the Large-Blend Annuity category.

3 Guaranteed by Schwab and the investment adviser through 4/30/02 (excluding interest, taxes and certain non-routine expenses).

4     Source: Standard & Poor's(R), a division of McGraw-Hill companies.

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


                                                              NUMBER          VALUE
     COMMON STOCK--96.1%                                    OF SHARES         (000S)
     -------------------------------------------------------------------------------
     AEROSPACE / DEFENSE--1.3%
     Boeing Co. .....................................         10,196        $   395
     Crane Co. ......................................            700             18
     General Dynamics Corp. .........................          2,400            191
     Goodrich Corp. .................................          1,200             32
     Lockheed Martin Corp. ..........................          5,100            238
     Northrop Grumman Corp. .........................          1,400            141
     Raytheon Co. ...................................          4,700            153
     Rockwell Collins, Inc. .........................          2,000             39
     Rockwell International Corp. ...................          2,200             39
     Textron, Inc. ..................................          1,600             66
     United Technologies Corp. ......................          5,500            355
                                                                            -------
                                                                              1,667
                                                                            -------
     AIR TRANSPORTATION--0.3%
     AMR Corp.+ .....................................          1,700             38
     Delta Air Lines, Inc. ..........................          1,400             41
     FedEx Corp.+ ...................................          3,620            188
     Southwest Airlines Co. .........................          8,818            163
     U.S. Airways Group, Inc. .......................            700              4
                                                                            -------
                                                                                434
                                                                            -------
     ALCOHOLIC BEVERAGES--0.4%
     Adolph Coors Co., Class B ......................            400             21
     Anheuser-Busch Cos., Inc. ......................         10,500            475
     Brown-Forman Corp., Class B ....................            800             50
                                                                            -------
                                                                                546
                                                                            -------
     APPAREL--0.2%
     Jones Apparel Group, Inc.+ .....................          1,400             46
     Liz Claiborne, Inc. ............................            600             30
     Nike, Inc., Class B ............................          3,200            180
     Reebok International Ltd.+ .....................            600             16
     VF Corp. .......................................          1,400             55
                                                                            -------
                                                                                327
                                                                            -------

     AUTOMOTIVE PRODUCTS / MOTOR VEHICLES--1.1%
     Cooper Tire & Rubber Co. .......................            700             11
     Cummins, Inc. ..................................            500             19
     Dana Corp. .....................................          1,578             22
     Danaher Corp. ..................................          1,800            109
     Delphi Automotive Systems Corp. ................          6,563             90
     Eaton Corp. ....................................            900             67
     Ford Motor Co. .................................         21,452            337
     General Motors Corp. ...........................          6,500            316
     Genuine Parts Co. ..............................          2,000             73

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     AUTOMOTIVE PRODUCTS / MOTOR VEHICLES (CONTINUED)
     Goodyear Tire & Rubber Co. .....................          1,900        $    45
     Harley-Davidson, Inc. ..........................          3,600            196
     Navistar International Corp. ...................            600             24
     TRW, Inc. ......................................          1,400             52
     Visteon Corp. ..................................          1,584             24
                                                                            -------
                                                                              1,385
                                                                            -------
     BANKS--6.1%
     AmSouth Bancorp. ...............................          4,350             82
     Bank of America Corp. ..........................         18,512          1,165
     Bank of New York Co., Inc. .....................          8,700            355
     Bank One Corp. .................................         13,706            535
     BB&T Corp. .....................................          5,200            188
     Comerica, Inc. .................................          2,150            123
     Fifth Third Bancorp. ...........................          6,805            417
     FleetBoston Financial Corp. ....................         12,291            449
     Golden West Financial Corp. ....................          1,800            106
     Huntington Bancshares, Inc. ....................          2,956             51
     J.P. Morgan Chase & Co. ........................         23,310            847
     KeyCorp., Inc. .................................          5,000            122
     Mellon Financial Corp. .........................          5,600            211
     National City Corp. ............................          7,000            205
     Northern Trust Corp. ...........................          2,700            163
     PNC Financial Services Group, Inc. .............          3,400            191
     Providian Financial Corp. ......................          3,400             12
     Regions Financial Corp. ........................          2,600             78
     SouthTrust Corp. ...............................          4,000             99
     State Street Corp. .............................          3,800            199
     SunTrust Banks, Inc. ...........................          3,500            219
     Synovus Financial Corp. ........................          3,400             85
     U.S. Bancorp. ..................................         22,930            480
     Union Planters Corp. ...........................          1,600             72
     Wachovia Corp. .................................         15,944            500
     Wells Fargo & Co. ..............................         20,099            873
     Zions Bancorp. .................................          1,000             53
                                                                            -------
                                                                              7,880
                                                                            -------
     BUSINESS MACHINES & SOFTWARE--9.7%
     Adobe Systems, Inc. ............................          2,800             87
     Apple Computer, Inc.+ ..........................          4,100             90
     Autodesk, Inc. .................................            600             22
     BMC Software, Inc.+ ............................          2,900             47
     Cisco Systems, Inc.+ ...........................         86,500          1,567

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     BUSINESS MACHINES & SOFTWARE (CONTINUED)
     Compaq Computer Corp. ..........................         19,570        $   191
     Compuware Corp.+ ...............................          4,300             51
     Comverse Technology, Inc. ......................          2,100             47
     Dell Computer Corp.+ ...........................         30,800            837
     EMC Corp.+ .....................................         25,912            348
     Gateway, Inc.+ .................................          3,600             29
     Hewlett-Packard Co. ............................         22,900            470
     International Business Machines Corp. ..........         20,500          2,480
     Lexmark International, Inc., Class A+ ..........          1,600             94
     Microsoft Corp.+ ...............................         63,600          4,213
     NCR Corp.+ .....................................          1,200             44
     Network Appliance, Inc.+ .......................          3,900             85
     Novell, Inc.+ ..................................          3,500             16
     Novellus Systems, Inc.+ ........................          1,800             71
     Oracle Corp.+ ..................................         65,700            907
     Palm, Inc.+ ....................................          6,291             24
     Pitney Bowes, Inc. .............................          2,800            105
     Sun Microsystems, Inc.+ ........................         38,200            470
     Unisys Corp.+ ..................................          3,400             43
     Xerox Corp. ....................................          7,900             82
                                                                            -------
                                                                             12,420
                                                                            -------
     BUSINESS SERVICES--4.4%
     Allied Waste Industries, Inc.+ .................          2,300             32
     Automatic Data Processing, Inc. ................          7,400            436
     Cendant Corp.+ .................................         11,302            222
     Cintas Corp. ...................................          2,092            100
     Citrix Systems, Inc.+ ..........................          2,100             48
     Computer Associates International, Inc. ........          6,700            231
     Computer Sciences Corp.+ .......................          1,900             93
     Concord EFS, Inc.+ .............................          6,000            197
     Convergys Corp.+ ...............................          2,054             77
     Deluxe Corp. ...................................            800             33
     Electronic Data Systems Corp. ..................          5,500            377
     Equifax, Inc. ..................................          1,600             39
     First Data Corp. ...............................          4,600            361
     Fiserv, Inc.+ ..................................          2,100             89
     H&R Block, Inc. ................................          2,200             98
     IMS Health, Inc. ...............................          3,400             66
     Interpublic Group of Cos., Inc. ................          4,500            133
     Intuit, Inc.+ ..................................          2,420            104
     Mercury Interactive Corp.+ .....................            900             31

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     BUSINESS SERVICES (CONTINUED)
     Omnicom Group, Inc. ............................          2,200        $   197
     Parametric Technology Corp.+ ...................          2,700             21
     Paychex, Inc. ..................................          4,450            155
     PeopleSoft, Inc.+ ..............................          3,500            141
     Qlogic Corp.+ ..................................          1,195             53
     Robert Half International, Inc.+ ...............          1,900             51
     Sapient Corp.+ .................................          1,800             14
     Siebel Systems, Inc.+ ..........................          5,300            148
     Stilwell Financial, Inc. .......................          2,600             71
     TMP Worldwide, Inc.+ ...........................          1,344             58
     Tyco International Ltd. ........................         23,419          1,379
     Veritas Software Corp.+ ........................          4,700            211
     Waste Management, Inc. .........................          7,357            235
     Yahoo!, Inc.+ ..................................          6,700            119
                                                                            -------
                                                                              5,620
                                                                            -------
     CHEMICAL--1.2%
     Air Products & Chemicals, Inc. .................          2,600            122
     Dow Chemical Co. ...............................         10,555            357
     E.I. du Pont de Nemours & Co. ..................         12,154            517
     Eastman Chemical Co. ...........................            800             31
     Ecolab, Inc. ...................................          1,500             60
     Great Lakes Chemical Corp. .....................            500             12
     Hercules, Inc.+ ................................          1,100             11
     PPG Industries, Inc. ...........................          1,900             98
     Praxair, Inc. ..................................          1,900            105
     Rohm & Haas Co. ................................          2,605             90
     Sherwin-Williams Co. ...........................          1,800             49
     Sigma-Aldrich Corp. ............................          1,000             39
                                                                            -------
                                                                              1,491
                                                                            -------
     CONSTRUCTION--0.3%
     Centex Corp. ...................................            800             46
     Fluor Corp. ....................................            900             34
     KB Home Corp. ..................................            500             20
     Masco Corp. ....................................          5,400            132
     McDermott International, Inc.+ .................          1,200             15
     Pulte Homes, Inc. ..............................            700             31
     The Stanley Works ..............................          1,100             51
     Vulcan Materials Co. ...........................          1,100             53
                                                                            -------
                                                                                382
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     CONSUMER - DURABLE--0.1%
     Black & Decker Corp. ...........................            900        $    34
     Leggett & Platt, Inc. ..........................          2,300             53
     Maytag Corp. ...................................            800             25
     Whirlpool Corp. ................................            900             66
                                                                            -------
                                                                                178
                                                                            -------
     CONSUMER - NONDURABLE--0.8%
     American Greetings Corp., Class A ..............            700             10
     Darden Restaurants, Inc. .......................          1,300             46
     Fortune Brands, Inc. ...........................          1,800             71
     Hasbro, Inc. ...................................          1,825             30
     International Game Technology+ .................          1,000             68
     Mattel, Inc. ...................................          4,900             84
     McDonald's Corp. ...............................         15,200            402
     Newell Rubbermaid, Inc. ........................          3,124             86
     Starbucks Corp.+ ...............................          4,260             81
     Tricon Global Restaurants, Inc.+ ...............          1,700             84
     Tupperware Corp. ...............................            700             13
     Wendy's International, Inc. ....................          1,300             38
                                                                            -------
                                                                              1,013
                                                                            -------
     CONTAINERS--0.1%
     Ball Corp. .....................................            300             21
     Bemis Co., Inc. ................................            700             34
     Pactiv Corp.+ ..................................          1,700             30
     Sealed Air Corp.+ ..............................          1,014             41
                                                                            -------
                                                                                126
                                                                            -------
     ELECTRONICS--6.0%
     ADC Telecommunications, Inc.+ ..................          8,700             40
     Advanced Micro Devices, Inc.+ ..................          3,800             60
     Agilent Technologies, Inc.+ ....................          5,237            149
     Altera Corp.+ ..................................          4,380             93
     American Power Conversion Corp.+ ...............          2,325             34
     Analog Devices, Inc.+ ..........................          4,200            186
     Andrew Corp.+ ..................................            850             19
     Applied Biosystems Group - Applera Corp. .......          2,400             94
     Applied Materials, Inc.+ .......................          9,500            381
     Applied Micro Circuits Corp.+ ..................          3,382             38
     Broadcom Corp., Class A+ .......................          3,000            123
     CIENA Corp.+ ...................................          3,700             53
     Conexant Systems, Inc.+ ........................          2,900             42
     Intel Corp. ....................................         79,000          2,485
     ITT Industries, Inc. ...........................          1,100             56
     JDS Uniphase Corp.+ ............................         15,155            132

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     ELECTRONICS (CONTINUED)
     KLA-Tencor Corp.+ ..............................          2,200        $   109
     Linear Technology Corp. ........................          3,800            148
     LSI Logic Corp.+ ...............................          4,200             66
     Lucent Technologies, Inc. ......................         40,095            252
     Maxim Integrated Products, Inc.+ ...............          3,800            200
     Micron Technology, Inc.+ .......................          6,900            214
     Molex, Inc. ....................................          2,300             71
     Moody's Corp. ..................................          1,900             76
     Motorola, Inc. .................................         26,305            395
     National Semiconductor Corp.+ ..................          2,000             62
     Nvidia Corp.+ ..................................          1,900            127
     PerkinElmer, Inc. ..............................          1,400             49
     Power-One, Inc.+ ...............................            800              8
     Qualcomm, Inc.+ ................................          9,000            454
     Sanmina-SCI Corp.+ .............................          6,100            121
     Scientific-Atlanta, Inc. .......................          1,800             43
     Solectron Corp.+ ...............................          9,300            105
     Symbol Technologies, Inc. ......................          2,652             42
     Tektronix, Inc.+ ...............................          1,100             28
     Tellabs, Inc.+ .................................          4,800             72
     Teradyne, Inc.+ ................................          2,100             63
     Texas Instruments, Inc. ........................         20,400            571
     Thermo Electron Corp.+ .........................          2,000             48
     Thomas & Betts Corp. ...........................            600             13
     Univision Communications, Inc., Class A+ .......          2,495            101
     Vitesse Semiconductor Corp.+ ...................          2,169             27
     Waters Corp.+ ..................................          1,500             58
     Xilinx, Inc.+ ..................................          4,000            156
                                                                            -------
                                                                              7,664
                                                                            -------
     ENERGY - RAW MATERIALS--1.0%
     Anadarko Petroleum Corp. .......................          2,937            167
     Apache Corp. ...................................          1,650             82
     Baker Hughes, Inc. .............................          3,980            145
     Burlington Resources, Inc. .....................          2,452             92
     Devon Energy Corp. .............................          1,600             62
     EOG Resources, Inc. ............................          1,407             55
     Halliburton Co. ................................          4,800             63
     Nabors Industries, Inc.+ .......................          1,600             55
     Noble Drilling Corp.+ ..........................          1,600             54
     Occidental Petroleum Corp. .....................          4,300            114
     Rowan Cos., Inc.+ ..............................          1,100             21
     Schlumberger Ltd. ..............................          6,800            374
                                                                            -------
                                                                              1,284
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     FOOD & AGRICULTURE--3.6%
     Archer-Daniels-Midland Co. .....................          7,800        $   112
     Campbell Soup Co. ..............................          4,800            143
     Coca-Cola Co. ..................................         29,200          1,377
     Coca-Cola Enterprises, Inc. ....................          5,100             97
     ConAgra Foods, Inc. ............................          6,200            147
     General Mills, Inc. ............................          4,200            218
     H.J. Heinz Co. .................................          4,000            164
     Hershey Foods Corp. ............................          1,700            115
     Kellogg Co. ....................................          4,700            141
     The Pepsi Bottling Group, Inc. .................          3,402             80
     PepsiCo, Inc. ..................................         20,780          1,012
     Sara Lee Corp. .................................          9,100            202
     Supervalu, Inc. ................................          1,400             31
     Sysco Corp. ....................................          7,900            207
     Unilever NV - Sponsored ADR ....................          6,667            384
     Wm. Wrigley Jr. Co. ............................          2,700            139
                                                                            -------
                                                                              4,569
                                                                            -------
     GOLD--0.1%
     Barrick Gold Corp. .............................          6,084             97
     Newmont Mining Corp. ...........................          2,086             40
     Placer Dome, Inc. ..............................          3,600             39
                                                                            -------
                                                                                176
                                                                            -------
     HEALTHCARE / DRUGS & MEDICINE--13.5%
     Abbott Laboratories ............................         18,200          1,015
     Allergan, Inc. .................................          1,500            113
     American Home Products Corp. ...................         15,700            963
     AmerisourceBergen Corp. ........................          1,200             76
     Amgen, Inc.+ ...................................         12,300            694
     Bausch & Lomb, Inc. ............................            600             23
     Baxter International, Inc. .....................          6,900            370
     Becton, Dickinson & Co. ........................          2,900             96
     Biogen, Inc.+ ..................................          1,800            103
     Biomet, Inc. ...................................          3,125             97
     Boston Scientific Corp.+ .......................          4,700            113
     Bristol-Myers Squibb Co. .......................         22,800          1,163
     C.R. Bard, Inc. ................................            700             45
     Cardinal Health, Inc. ..........................          5,475            354
     Chiron Corp.+ ..................................          2,300            101
     Eli Lilly & Co. ................................         13,200          1,037
     Forest Laboratories, Inc., Class A+ ............          2,100            172
     Genzyme Corp. - General Division+ ..............          2,500            150
     Guidant Corp.+ .................................          3,600            179

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     HEALTHCARE / DRUGS & MEDICINE (CONTINUED)
     HCA, INC. ......................................          6,300        $   243
     Health Management Associates, Inc., Class A+ ...          2,800             52
     HealthSouth Corp.+ .............................          4,500             67
     Humana, Inc.+ ..................................          1,800             21
     Immunex Corp.+ .................................          6,300            175
     Johnson & Johnson ..............................         36,348          2,148
     King Pharmaceuticals, Inc.+ ....................          2,866            121
     Manor Care, Inc.+ ..............................          1,100             26
     McKesson Corp. .................................          3,306            124
     Medimmune, Inc.+ ...............................          2,500            116
     Medtronic, Inc. ................................         14,200            727
     Merck & Co., Inc. ..............................         26,900          1,582
     Pfizer, Inc. ...................................         74,200          2,957
     Pharmacia Corp. ................................         15,307            653
     Quintiles Transnational Corp.+ .................          1,200             19
     Schering-Plough Corp. ..........................         17,200            616
     St. Jude Medical, Inc.+ ........................          1,000             78
     Stryker Corp. ..................................          2,335            136
     Tenet Healthcare Corp.+ ........................          3,800            223
     UnitedHealth Group, Inc. .......................          3,800            269
     Watson Pharmaceuticals, Inc.+ ..................          1,300             41
     Wellpoint Health Networks, Inc.+ ...............            700             82
     Zimmer Holdings, Inc.+ .........................          2,300             70
                                                                            -------
                                                                             17,410
                                                                            -------
     HOUSEHOLD PRODUCTS--1.8%
     Alberto-Culver Co., Class B ....................            600             27
     Avon Products, Inc. ............................          2,900            135
     Clorox Co. .....................................          2,800            111
     Colgate-Palmolive Co. ..........................          6,700            387
     Gillette Co. ...................................         12,300            411
     International Flavors & Fragrances, Inc. .......          1,000             30
     Procter & Gamble Co. ...........................         15,200          1,203
                                                                            -------
                                                                              2,304
                                                                            -------
     INSURANCE--4.3%
     Aetna, Inc. ....................................          1,700             56
     AFLAC, Inc. ....................................          6,100            150
     Allstate Corp. .................................          8,500            286
     AMBAC Financial Group, Inc. ....................          1,192             69
     American International Group, Inc. .............         30,748          2,441
     AON Corp. ......................................          3,150            112
     Chubb Corp. ....................................          2,100            145

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     INSURANCE (CONTINUED)
     CIGNA Corp. ....................................          1,800        $   167
     Cincinnati Financial Corp. .....................          1,900             72
     Conseco, Inc. ..................................          3,741             17
     Hartford Financial Services Group, Inc. ........          2,900            182
     Jefferson-Pilot Corp. ..........................          1,850             86
     John Hancock Financial Services ................          3,621            150
     Lincoln National Corp. .........................          2,300            112
     Loews Corp. ....................................          2,300            127
     Marsh & McLennan Cos., Inc. ....................          3,200            344
     MBIA, Inc. .....................................          1,850             99
     Metlife, Inc. ..................................          8,767            278
     MGIC Investment Corp. ..........................          1,200             74
     Progressive Corp. ..............................            900            134
     SAFECO Corp. ...................................          1,500             47
     St. Paul Cos., Inc. ............................          2,438            107
     Torchmark Corp. ................................          1,500             59
     UnumProvident Corp. ............................          2,676             71
     Xl Capital Ltd., Class A .......................          1,600            146
                                                                            -------
                                                                              5,531
                                                                            -------
     MEDIA--3.6%
     AOL Time Warner, Inc.+ .........................         52,050          1,671
     Clear Channel Communications, Inc.+ ............          6,976            355
     Comcast Corp., Special Class A+ ................         11,000            396
     Dow Jones & Co., Inc. ..........................          1,100             60
     Gannett Co., Inc. ..............................          3,200            215
     Knight-Ridder, Inc. ............................          1,000             65
     McGraw-Hill Cos., Inc. .........................          2,400            146
     Meredith Corp. .................................            500             18
     New York Times Co., Class A ....................          1,800             78
     R.R. Donnelley & Sons Co. ......................          1,400             42
     Tribune Co. ....................................          3,500            131
     Viacom, Inc., Class B+ .........................         20,881            922
     The Walt Disney Co. ............................         24,500            508
                                                                            -------
                                                                              4,607
                                                                            -------
     MISCELLANEOUS--0.0%
     Sabre Holdings Corp.+ ..........................          1,683             71
                                                                            -------
     MISCELLANEOUS FINANCE--6.6%
     American Express Co. ...........................         15,800            564
     Bear Stearns Cos., Inc. ........................          1,112             65
     Capital One Financial Corp. ....................          2,700            146
     Charles Schwab Corp. ...........................         16,342            253
     Charter One Financial, Inc. ....................          2,515             68

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     MISCELLANEOUS FINANCE (CONTINUED)
     Citigroup, Inc. ................................         60,736        $ 3,066
     Countrywide Credit Industries, Inc. ............          1,300             53
     Fannie Mae .....................................         11,800            938
     Franklin Resources, Inc. .......................          3,200            113
     Freddie Mac ....................................          8,200            536
     Household International, Inc. ..................          5,419            314
     Lehman Brothers Holdings, Inc. .................          3,000            200
     MBNA Corp. .....................................          9,962            351
     Merrill Lynch & Co., Inc. ......................         10,100            526
     Morgan Stanley Dean Witter & Co. ...............         12,850            719
     T. Rowe Price Group, Inc. ......................          1,500             52
     USA Education, Inc. ............................          2,000            168
     Washington Mutual, Inc. ........................         10,324            338
                                                                            -------
                                                                              8,470
                                                                            -------
     NON-FERROUS METALS--0.5%
     Alcan, Inc. ....................................          3,800            137
     Alcoa, Inc. ....................................         10,072            358
     Engelhard Corp. ................................          1,400             39
     Freeport-McMoran Copper & Gold, Inc., Class B+ .          1,600             21
     Inco Ltd.+ .....................................          1,900             32
     Phelps Dodge Corp. .............................            815             26
                                                                            -------
                                                                                613
                                                                            -------
     OIL - DOMESTIC--0.8%
     Amerada Hess Corp. .............................          1,000             62
     Ashland, Inc. ..................................            900             41
     Conoco, Inc., Class B ..........................          7,300            207
     Kerr-McGee Corp. ...............................          1,284             70
     Phillips Petroleum Co. .........................          4,440            268
     Sunoco, Inc. ...................................          1,000             37
     Transocean Sedco Forex, Inc. ...................          3,784            128
     Unocal Corp. ...................................          2,900            105
     Marathon Oil Corp. .............................          3,600            108
                                                                            -------
                                                                              1,026
                                                                            -------
     OIL - INTERNATIONAL--4.3%
     ChevronTexaco Corp. ............................         12,585          1,128
     Exxon Mobil Corp. ..............................         80,650          3,170
     Royal Dutch Petroleum Co. - Sponsored ADR ......         25,200          1,235
                                                                            -------
                                                                              5,533
                                                                            -------
     OPTICAL & PHOTO--0.1%
     Eastman Kodak Co. ..............................          3,500            103
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     PAPER & FOREST PRODUCTS--0.8%
     Boise Cascade Corp. ............................            700        $    24
     Georgia-Pacific Group ..........................          2,655             73
     International Paper Co. ........................          5,698            230
     Kimberly-Clark Corp. ...........................          6,200            371
     Louisiana-Pacific Corp. ........................          1,100              9
     Mead Corp. .....................................          1,200             37
     Temple-Inland, Inc. ............................            600             34
     Westvaco Corp. .................................          1,200             34
     Weyerhaeuser Co. ...............................          2,600            141
     Willamette Industries, Inc. ....................          1,200             63
                                                                            -------
                                                                              1,016
                                                                            -------
     PRODUCER GOODS & MANUFACTURING--5.6%
     Avery Dennison Corp. ...........................          1,300             73
     Caterpillar, Inc. ..............................          4,000            209
     Cooper Industries, Inc. ........................          1,200             42
     Corning, Inc. ..................................         10,500             94
     Deere & Co. ....................................          2,800            122
     Dover Corp. ....................................          2,400             89
     Emerson Electric Co. ...........................          5,000            285
     General Electric Co.(b) ........................        117,000          4,689
     Honeywell International, Inc. ..................          9,537            323
     Illinois Tool Works, Inc. ......................          3,600            244
     Ingersoll-Rand Co. .............................          2,000             84
     Jabil Circuit, Inc.+ ...........................          2,227             51
     Johnson Controls, Inc. .........................          1,000             81
     Millipore Corp. ................................            600             36
     Minnesota Mining & Manufacturing Co. ...........          4,700            556
     Pall Corp. .....................................          1,500             36
     Parker-Hannifin Corp. ..........................          1,450             67
     PMC Sierra, Inc.+ ..............................          1,900             40
     Snap-On, Inc. ..................................            600             20
     W.W. Grainger, Inc. ............................          1,100             53
                                                                            -------
                                                                              7,194
                                                                            -------
     RAILROAD & SHIPPING--0.4%
     Burlington Northern Santa Fe Corp. .............          4,600            131
     CSX Corp. ......................................          2,500             88
     Norfolk Southern Corp. .........................          4,400             81
     Union Pacific Corp. ............................          2,900            165
                                                                            -------
                                                                                465
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     REAL PROPERTY--0.2%
     Equity Office Properties Trust .................          4,800        $   144
     Equity Residential Properties Trust ............          3,000             86
                                                                            -------
                                                                                230
                                                                            -------
     RETAIL--6.8%
     Albertson's, Inc. ..............................          4,775            150
     AutoZone, Inc.+ ................................          1,400            101
     Bed, Bath & Beyond, Inc.+ ......................          3,300            112
     Best Buy Co., Inc.+ ............................          2,500            186
     Big Lots, Inc.+ ................................          1,000             10
     Circuit City Stores-Circuit City Group .........          2,400             62
     Costco Wholesale Corp.+ ........................          5,300            235
     CVS Corp. ......................................          4,500            133
     Dillards, Inc., Class A ........................            800             13
     Dollar General Corp. ...........................          3,963             59
     Family Dollar Stores, Inc. .....................          2,000             60
     Federated Department Stores, Inc.+ .............          2,400             98
     The Gap, Inc. ..................................          9,862            137
     Home Depot, Inc. ...............................         27,700          1,413
     J.C. Penney Co., Inc. ..........................          3,100             83
     K Mart Corp.+ ..................................          5,600             31
     Kohl's Corp.+ ..................................          4,000            282
     Kroger Co.+ ....................................          9,400            196
     Limited, Inc. ..................................          4,800             71
     Lowe's Cos., Inc. ..............................          9,100            422
     May Department Stores Co. ......................          3,550            131
     Nordstrom, Inc. ................................          1,600             32
     Office Depot, Inc.+ ............................          3,400             63
     RadioShack Corp. ...............................          2,200             66
     Safeway, Inc.+ .................................          5,900            246
     Sears, Roebuck & Co. ...........................          3,900            186
     Staples, Inc.+ .................................          5,400            101
     Target Corp. ...................................         10,500            431
     Tiffany & Co., Inc. ............................          1,600             50
     TJX Cos., Inc. .................................          3,300            132
     Toys `R' Us, Inc.+ .............................          2,300             48
     Wal-Mart Stores, Inc. ..........................         52,600          3,027
     Walgreen Co. ...................................         12,000            404
     Winn-Dixie Stores, Inc. ........................          1,500             21
                                                                            -------
                                                                              8,792
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     STEEL--0.1%
     Allegheny Technologies, Inc. ...................          1,050        $    18
     Nucor Corp. ....................................          1,000             53
     United States Steel Corp. ......................            900             16
     Worthington Industries, Inc. ...................            900             13
                                                                            -------
                                                                                100
                                                                            -------
     TELEPHONE--5.5%
     Alltel Corp. ...................................          3,700            228
     AT&T Corp. .....................................         41,550            754
     AT&T Wireless Services, Inc.+ ..................         29,695            427
     Avaya, Inc.+ ...................................          3,132             38
     BellSouth Corp. ................................         22,000            839
     CenturyTel, Inc. ...............................          1,700             56
     Citizens Communications Co.+ ...................          3,118             33
     Nextel Communications, Inc., Class A+ ..........          9,500            104
     Nortel Networks Corp. ..........................         37,073            278
     Qwest Communications International, Inc. .......         19,516            276
     SBC Communications, Inc. .......................         39,510          1,548
     Sprint Corp. (FON Group) .......................         10,300            207
     Sprint Corp. (PCS Group)+ ......................         11,700            286
     Verizon Communications, Inc. ...................         32,150          1,526
     WorldCom, Inc. - WorldCom Group+ ...............         34,845            491
                                                                            -------
                                                                              7,091
                                                                            -------
     TOBACCO--1.0%
     Philip Morris Cos., Inc. .......................         25,500          1,169
     UST, Inc. ......................................          1,800             63
                                                                            -------
                                                                              1,232
                                                                            -------
     TRAVEL & RECREATION--0.4%
     Brunswick Corp. ................................          1,100             24
     Carnival Corp. .................................          6,900            194
     Harrah's Entertainment, Inc.+ ..................          1,300             48
     Hilton Hotels Corp. ............................          4,300             47
     Marriott International, Inc., Class A ..........          2,900            118
     Starwood Hotels & Resorts Worldwide, Inc. ......          2,300             69
                                                                            -------
                                                                                500
                                                                            -------
     TRUCKING & FREIGHT--0.1%
     Paccar, Inc. ...................................          1,000             66
     Ryder Systems, Inc. ............................            700             15
                                                                            -------
                                                                                 81
                                                                            -------
     UTILITIES - ELECTRIC & GAS--3.0%
     AES Corp.+ .....................................          6,000             98
     Allegheny Energy, Inc. .........................          1,351             49

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                            NUMBER           VALUE
     COMMON STOCK (CONTINUED)                              OF SHARES         (000S)
     -------------------------------------------------------------------------------
     UTILITIES - ELECTRIC & GAS (CONTINUED)
     Ameren Corp. ...................................          1,700        $    72
     American Electric Power Co., Inc. ..............          3,760            164
     Calpine Corp.+ .................................          3,400             57
     Cinergy Corp. ..................................          1,900             64
     CMS Energy Corp. ...............................          1,400             34
     Consolidated Edison, Inc. ......................          2,500            101
     Constellation Energy Group, Inc. ...............          1,800             48
     Dominion Resources, Inc. .......................          3,180            191
     DTE Energy Co. .................................          1,900             80
     Duke Energy Corp. ..............................          9,034            355
     Dynegy, Inc., Class A ..........................          4,200            107
     Edison International+ ..........................          3,800             57
     El Paso Corp. ..................................          5,929            264
     Entergy Corp. ..................................          2,500             98
     Exelon Corp. ...................................          3,675            176
     FirstEnergy Corp. ..............................          3,428            120
     FPL Group, Inc. ................................          2,100            118
     KeySpan Corp. ..................................          1,700             59
     Kinder Morgan, Inc. ............................          1,390             77
     Mirant Corp.+ ..................................          4,802             77
     Niagara Mohawk Holdings, Inc.+ .................          1,900             34
     NICOR, Inc. ....................................            600             25
     NiSource, Inc. .................................          2,246             52
     Peoples Energy Corp. ...........................            500             19
     PG&E Corp.+ ....................................          4,500             87
     Pinnacle West Capital Corp. ....................            900             38
     PPL Corp. ......................................          1,600             56
     Progress Energy, Inc. ..........................          2,502            113
     Public Service Enterprise Group, Inc. ..........          2,500            105
     Reliant Energy, Inc. ...........................          3,350             89
     Sempra Energy ..................................          2,241             55
     Southern Co. ...................................          8,200            208
     Teco Energy, Inc. ..............................          1,500             39
     TXU Corp. ......................................          3,222            152
     Williams Cos., Inc. ............................          6,000            153
     XCEL Energy, Inc. ..............................          3,905            108
                                                                            -------
                                                                              3,799
                                                                            -------
     TOTAL COMMON STOCK
     (Cost $115,181) ................................                       123,330
                                                                            -------

SCHWAB S&P 500 PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                          NUMBER           VALUE
SHORT-TERM INVESTMENT--2.5%                              OF SHARES         (000S)
-----------------------------------------------------------------------------------
Provident Institutional TempFund, 1.77%* ..............    3,176,332        $ 3,176
                                                                            -------

TOTAL SHORT TERM INVESTMENT
(Cost $3,176) .........................................                       3,176
                                                                            -------

                                                             PAR
U.S. TREASURY OBLIGATIONS--0.1%                             (000S)
------------------------------------------------------------------------------------
U.S. Treasury Bill(a)(b)
1.59%-1.63%, 03/21/02 .................................        $195             194
                                                                           --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $194) ...........................................                         194
                                                                           --------
TOTAL INVESTMENTS--98.7%
(Cost $118,551) .......................................                     126,700
                                                                           --------
OTHER ASSETS AND LIABILITIES, NET--1.3%
Other assets ..........................................                       2,852
Liabilities ...........................................                      (1,149)
                                                                           --------
                                                                              1,703
                                                                           --------
TOTAL NET ASSETS--100.0% ............................                      $128,403
                                                                           ========


NOTES TO SCHEDULE OF INVESTMENTS

+ Non-income producing security.

* Interest rate represents the yield on report date.

ADR--American Depositary Receipt.

(a)   Yields shown are effective yields at the time of purchase.

(b) These securities, or a portion thereof, are being used to collateralize open futures contracts.


See accompanying Notes to Financial Statements.

SCHWAB S&P 500 PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)
DECEMBER 31, 2001


ASSETS:
  Investments, at value (Including $960 of securities on loan; Cost: $118,551)    $ 126,700
  Cash held as collateral for securities on loan (see Note 6) ................        1,025
  Receivables:
    Investments sold .........................................................           18
    Fund shares sold .........................................................        1,680
    Dividends ................................................................          123
    Interest .................................................................            6
                                                                                  ---------
      Total assets ...........................................................      129,552
                                                                                  ---------

LIABILITIES:
  Collateral held for securities on loan (see Note 6) ........................        1,025
  Payables:
    Investments purchased ....................................................           58
    Fund shares redeemed .....................................................            3
    Variation margin .........................................................           28
  Accrued expenses ...........................................................           35
                                                                                  ---------
      Total liabilities ......................................................        1,149
                                                                                  ---------
Net assets applicable to outstanding shares ..................................    $ 128,403
                                                                                  =========

NET ASSETS consist of
  Paid-in capital ............................................................    $ 122,920
  Undistributed net investment income ........................................        1,321
  Accumulated net realized loss on investments sold, foreign currency
    transactions and futures contracts .......................................       (4,020)
  Net unrealized appreciation on investments, foreign currency
    translation and futures contracts ........................................        8,182
                                                                                  ---------
                                                                                  $ 128,403
                                                                                  =========

PRICING OF SHARES
  Outstanding shares, $0.00001 par value (unlimited shares authorized) .......        7,765
NET ASSET VALUE, offering and redemption price per share .....................    $   16.54


See accompanying Notes to Financial Statements.

SCHWAB S&P 500 PORTFOLIO
STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7) ...........................    $  1,562
  Interest ..................................................................          93
  Securities lending ........................................................           6
                                                                                 --------
    Total investment income .................................................       1,661
                                                                                 --------

EXPENSES:
  Investment advisory and administration fees ...............................         242
  Custodian fees ............................................................          25
  Portfolio accounting fees .................................................          16
  Professional fees .........................................................          26
  Registration fees .........................................................           5
  Shareholder reports .......................................................          38
  Trustees' fees ............................................................          26
  Interest expense ..........................................................           1
  Other expenses ............................................................          23
                                                                                 --------
                                                                                      402
Less: expenses reduced (see Note 4) .........................................         (62)
                                                                                 --------
    Net expenses incurred by fund ...........................................         340
                                                                                 --------
NET INVESTMENT INCOME .......................................................       1,321
                                                                                 --------

NET REALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY
  TRANSACTIONS AND FUTURES CONTRACTS:
  Net realized loss on investments sold and foreign currency transactions ...      (2,117)
  Net realized loss on futures contracts ....................................        (336)
                                                                                 --------
    Net realized loss on investments sold, foreign currency transactions
      and futures contracts .................................................      (2,453)
                                                                                 --------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
  ON INVESTMENTS, FOREIGN CURRENCY TRANSLATION
  AND FUTURES CONTRACTS:
  Net unrealized depreciation on investments and foreign currency translation     (15,295)
  Net unrealized appreciation on futures contracts ..........................         125
                                                                                 --------
  Net unrealized depreciation on investments, foreign currency translation
    and futures contracts ...................................................     (15,170)
                                                                                 --------
  Net loss on investments ...................................................     (17,623)
                                                                                 --------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................    $(16,302)
                                                                                 ========


See accompanying Notes to Financial Statements.

SCHWAB S&P 500 PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31,


                                                                     2001          2000
                                                                   --------      --------

OPERATIONS:
  Net investment income .......................................    $  1,321      $  1,260
  Net realized loss on investments sold, foreign currency
    transactions and futures contracts ........................      (2,453)         (994)
  Net unrealized depreciation on investments, foreign
    currency translation and futures contracts ................     (15,170)      (13,569)
                                                                   --------      --------
  Decrease in net assets resulting from operations ............     (16,302)      (13,303)
                                                                   --------      --------

DIVIDENDS AND DISTRIBUTIONS:
  Dividends to shareholders from net investment income ........      (1,259)       (1,241)
  Distributions to shareholders from net capital gains ........          --          (385)
                                                                   --------      --------
  Total dividends and distributions to shareholders ...........      (1,259)       (1,626)
                                                                   --------      --------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ...................................      44,326        40,799
  Net asset value of shares issued in reinvestment of
    dividends .................................................       1,259         1,626
  Less payments for shares redeemed ...........................     (25,175)      (31,862)
                                                                   --------      --------
  Increase in net assets from capital share transactions ......      20,410        10,563
                                                                   --------      --------
Total increase (decrease) in net assets .......................       2,849        (4,366)

NET ASSETS:
  Beginning of period .........................................     125,554       129,920
                                                                   --------      --------
  End of period (including undistributed net investment income
    of $1,321 and $1,259, respectively) .......................    $128,403      $125,554
                                                                   ========      ========

NUMBER OF FUND SHARES:
  Sold ........................................................       2,592         1,969
  Reinvested ..................................................          76            86
  Redeemed ....................................................      (1,505)       (1,564)
                                                                   --------      --------
  Net increase in shares outstanding ..........................       1,163           491

SHARES OUTSTANDING:
  Beginning of period .........................................       6,602         6,111
                                                                   --------      --------
  End of period ...............................................       7,765         6,602
                                                                   ========      ========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SCHWAB S&P 500                                  1/1/01-     1/1/00-     1/1/99-     1/1/98-     1/1/97-
PORTFOLIO                                       12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            19.02       21.26       17.78       13.94       10.53
                                                --------------------------------------------------------
Income or loss from investment operations:
   Net investment income                           0.15        0.18        0.16        0.13        0.09
   Net realized and unrealized gains or losses    (2.46)      (2.17)       3.47        3.78        3.33
                                                --------------------------------------------------------
   Total income or loss from investment
     operations                                   (2.31)      (1.99)       3.63        3.91        3.42
Less distributions:
   Dividends from net investment income           (0.17)      (0.19)      (0.14)      (0.06)      (0.01)
   Distributions from net realized gains             --       (0.06)      (0.01)      (0.01)         --
                                                --------------------------------------------------------
   Total distributions                            (0.17)      (0.25)      (0.15)      (0.07)      (0.01)
                                                --------------------------------------------------------
Net asset value at end of period                  16.54       19.02       21.26       17.78       13.94
                                                ========================================================
Total return (%)                                 (12.16)      (9.34)      20.47       28.06       32.46

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                 0.28        0.28 1      0.28        0.28        0.29
Expense reductions reflected in above ratio        0.05        0.02        0.06        0.27        0.64
Ratio of net investment income to
average net assets                                 1.09        0.99        1.14        1.52        1.56
Portfolio turnover rate                               5          10           7           7           4
Net assets, end of period ($ x 1,000,000)           128         126         130          84          37


1 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.


See accompanying Notes to Financial Statements.

SCHWAB S&P 500 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL CURRENCY AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE NOTED.)


1. DESCRIPTION OF THE FUND

The Schwab S&P 500 Portfolio (the "fund") is a series of Schwab Annuity Portfolios (the "trust"), a diversified, no load, open-end management investment company organized as a Massachusetts business trust on January 21, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.


2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation--Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges.

Security transactions, investment income and realized gains (losses)--Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Foreign currency translation--The accounting records of the fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the fund denominated in a foreign currencies are translated into U.S. dollars at the exchange rates on December 31, 2001. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The fund separates within its statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held.

Futures contracts--The fund may invest in futures contracts. The fund is required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

The fund will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the fund's statement of operations at any given time.

As of December 31, 2001, the fund had the following open futures contracts:

  Type of        Number of    Contract                   Unrealized
  Contract       Contracts      Value     Expiration    Appreciation
  --------       ---------      -----     ----------    ------------
S&P 500 Index       11         $3,160      03/15/02        $33

SCHWAB S&P 500 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The eligible securities on deposit with brokers available to cover margin requirements for open futures positions at December 31, 2001 was $194 for the Schwab S&P 500 Portfolio. The fund has segregated short-term investments and other securities for the remaining portion of the contract value.

Expenses--Expenses arising in connection with the fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes--It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

For Federal income tax purposes, the cost of securities owned at December 31, 2001 and the net realized gains or losses on securities sold for the period then ended was different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at December 31, 2001 for the Schwab S&P 500 Portfolio is a follows:


          Federal      Net Unrealized     Appreciated     Depreciated
          Tax Cost      Appreciation      Securities       Securities
          --------      ------------      ----------       ----------
          $120,028        $6,705            $26,463         $(19,758)

At December 31, 2001 the unused capital loss carryforward, for Federal income tax purposes with expiration date was as follows:

                                            Schwab S&P 500
               Capital Loss Expirations       Portfolio
               ------------------------     --------------
                       12/31/09                $1,821
                       12/31/08                   665

On December 21, 2001, the fund declared a distribution from ordinary income in the amount of $0.17. The tax character of dividends and distributions paid during the year ended December 31, 2001 was as follows:

                                       Schwab S&P 500
                                         Portfolio
                                       --------------

Ordinary Income                            $1,259
Long-term capital gain                         --
                                           ------
  Total                                    $1,259


As of December 31, 2001, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                          Schwab S&P 500
                                             Portfolio
                                          --------------
Undistributed ordinary income                 $ 1,321
Capital loss carryforwards                     (2,486)
Post-October losses                               (25)
Unrealized appreciation                         6,705
                                              -------
  Total Distributable Earnings                $ 5,515

Post October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the Portfolio has elected to defer and treat as having arisen in the following fiscal year.

SCHWAB S&P 500 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Reclassifications--Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2001, there were no reclassifications.

Implementation of New Accounting Standards--The fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the fund upon adoption of the provisions of the Guide.


3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement--The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.20% on the first $500 million of average daily net assets, and 0.17% on such net assets over $500 million. The investment adviser has reduced its fee for the year ended December 31, 2001 (see
Note 4).

Officers and Trustees--Certain officers and trustees of the trust are also officers and/or directors of the investment adviser. For the year ended December 31, 2001, the fund made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The fund incurred fees of $26 related to the trust's unaffiliated trustees.

As of December 31, 2001, the Schwab S&P 500 Portfolio held common stock of The Charles Schwab Corp., an affiliated issuer, with a current value of $253.


4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser guarantees that, through at least April 30, 2002, the fund's net operating expenses will not exceed 0.28% of the fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses.

For the year ended December 31, 2001, the total of such fees and expenses reduced by the investment adviser was $62.


5. BORROWING AGREEMENTS

The fund may obtain temporary bank loans through its trust to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.


                  Amount                                 Average
                Outstanding           Average            Interest
                at 12/31/01          Borrowing*          Rate (%)
                -----------          ----------          --------
                    $0                 $27                4.13


*For the year ended December 31, 2001.

SCHWAB S&P 500 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)



6. SECURITIES LENDING

The Schwab S&P 500 Portfolio loaned securities to certain brokers, dealers and other financial institutions who paid the fund negotiated lenders' fees. The fund requires cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were and at all times will be collateralized in an amount equal to at least 100% of the market value of the securities loaned.

                   Market Value of         Market Value of
                  Securities Loaned           Collateral
                  -----------------        ---------------
                        $960                    $1,025


7. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. government securities, aggregated $24,568 and $6,501, respectively, for the year ended December 31, 2001.

SCHWAB S&P 500 PORTFOLIO
DECEMBER 31, 2001 ANNUAL REPORT
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Schwab S&P 500 Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab S&P 500 Portfolio (hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

SCHWAB S&P 500 PORTFOLIO
DECEMBER 31, 2001 ANNUAL REPORT
TAX DESIGNATIONS (UNAUDITED)



Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Schwab S&P 500 Portfolio hereby designates 100% of the ordinary income dividends as qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

FUND TRUSTEES (unaudited)

A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report.

Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are the "interested trustees" listed in the first table. The "independent trustees" in the third table are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

Each of the SchwabFunds (of which there were 44 as of 12/31/01) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 800-435-4000.


INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB      Chair. Trustee:              Chair, Co-CEO, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                Family of Funds, 1989;       Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc., Charles Schwab
                       Investments, 1991;           Investment Management, Inc.; Chair, Schwab Retirement Plan Services, Inc.;
                       Capital Trust, 1993;         until 7/01 Director, The Charles Schwab Trust Co.; Director, U.S. Trust Corp.;
                       Annuity Portfolios, 1994.    until 1/99, Chair, Director, Mayer & Schweitzer, Inc. (securities brokerage subsidiary of The Charles Schwab Corp.); Director, The Gap, Inc. (clothing retailer), Audiobase, Inc. (Internet audio solutions), Vodafone AirTouch PLC
                                                    (telecom), Siebel Systems (software), Xign, Inc. (electronic payment systems).
------------------------------------------------------------------------------------------------------------------------------------
JOHN P. COGHLAN        President, CEO.              Vice Chair, EVP, The Charles Schwab Corp.; Vice Chair, Enterprise President,
5/6/51                 Trustee: 2000                Retirement Plan Services, Services for Investment Managers, Charles Schwab &
                       (all trusts).                Co., Inc.; CEO, Director, Charles Schwab Investment Management, Inc.; President,
                                                    CEO, Director, The Charles Schwab Trust Co.; President, Director, Schwab
                                                    Retirement Technologies, Inc.; Director, Charles Schwab Asset Management
                                                    (Ireland) Ltd., Charles Schwab Worldwide Funds PLC, Performance Technologies,
                                                    Inc., Schwab Retirement Plan Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEREMIAH H. CHAFKIN    EVP, COO. Trustee:           EVP, Asset Management Products and Services, Charles Schwab & Co., Inc.;
5/9/59                 2000 (all trusts).           President, COO, Charles Schwab Investment Management, Inc.; Director, Charles
                                                    Schwab Asset Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC;
                                                    until 9/99, Senior Managing Director, Bankers Trust Co.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG          Treasurer, Principal          SVP, CFO, Charles Schwab Investment Management, Inc.; VP, The Charles Schwab
3/7/51                 Financial Officer.            Trust Co.; 1994-96, Controller, Robertson Stephens Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment         SVP, Chief Investment Officer, Charles Schwab Investment Management, Inc.;
4/5/55                 Officer.                      Chief Investment Officer, The Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary.                    SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab Investment
3/13/61                                              Management, Inc.; until 6/98, San Francisco Branch Chief in Enforcement, U.S.
                                                     Securities and Exchange Commission.


INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;       CEO, Dorward & Associates (management, marketing, marketing consulting);
9/23/31                Investments, 1991;           1996-99, EVP, Managing Director, Grey Advertising.
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;       Chair, CEO, Director, Semloh Financial, Inc. (international financial services
5/15/31                Investments, 1991;           and investment advisory firm.).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;       Managing Partner, D.R. Stephens & Co. (investments); until 1996, Chair, CEO,
6/28/38                Investments, 1991;           North American Trust (real estate investment).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;       Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and investments).
8/18/43                Investments, 1991;
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).           Special Advisor to the President, Stanford University; 1996-2000 VP, Business
8/13/60                                             Affairs, CFO, Stanford University; until 2/96, CFO, Eureka Bank; CFO, COO,
                                                    America First Eureka Holdings, Inc. (holding company); Director, America First
                                                    Cos., (venture capital/fund management), Redwood Trust, Inc. (mortgage finance),
                                                    Stanford Hospitals and Clinics, SRI International (research), LookSmart, Ltd.
                                                    (internet infra-structure), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                    Children's Hospital.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES CONTINUED

NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).           Co-CEO, Aphton Corp (bio-pharmaceuticals); until 8/98, Dean, Haas School of
11/22/41                                            Business, University of California, Berkeley; Director, Solectron Corp.
                                                    (manufacturing), Tenera, Inc. (services and software), Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Digital Microwave
                                                    Corp. (network equipment).
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).           Chair, CEO, Founder, Smith Graham & Co. (investment advisors); Director,
9/28/50                                             Pennzoil-Quaker State Co. (oil and gas), Rorento N.V. (investments--
                                                    Netherlands), Cooper Industries (electrical products); Member, audit committee,
                                                    Northern Border Partners, L.P., (energy).

                      CHARLES SCHWAB
MONEY MARKET
                      SCHWAB MONEY
                      MARKET PORTFOLIO
                      -----------------------------------
                      MONEY MARKET
                      FOR PERIOD ENDING DECEMBER 31, 2001
                      Inception Date: May 3, 1994

MARKET OVERVIEW

ECONOMY FLAGS, EVEN BEFORE 9/11; FED CUTS INTEREST RATES 11 TIMES.

[PHOTO OF MAN AND WOMAN]

After ten years of nearly nonstop growth, the U.S. economy fell into a recession in 2001. Although Gross Domestic Product (GDP) remained positive until the third quarter, the National Bureau of Economic Research, a widely recognized independent panel, later determined that the recession had begun as early as March.

Stocks, which were already well below their all-time highs as the year began, continued to flounder, and, for the most part, ended 2001 down significantly.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively throughout the year, reducing the benchmark Fed Funds Rate from 6.50% to 1.75%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy has had to contend not only with a recession but also with the costs and uncertainty resulting from the tragic events of September 11.


ASSET CLASS PERFORMANCE COMPARISON % RETURNS DURING THE REPORTING PERIOD

This graph compares the performance of various asset classes during the reporting period.

[LINE GRAPH]


                                                                      Three-Month
             Lehman Aggregate MSCI-EAFE   Russell 2000    S&P 500    U.S. Treasury
              Bond Index        Index        Index         Index    Bills (T-Bills)
29-Dec-00        0.00            0.00         0.00          0.00        0.00
05-Jan-01        1.37            0.21        -4.21         -1.66        0.25
12-Jan-01        0.36           -1.50         0.49         -0.15        0.30
19-Jan-01        0.96           -0.67         0.99          1.69        0.40
26-Jan-01        0.88           -1.19         3.19          2.63        0.51
02-Feb-01        1.62           -0.95         3.70          2.29        0.61
09-Feb-01        1.73           -3.91         2.91         -0.34        0.70
16-Feb-01        1.46           -5.20         5.40         -1.35        0.80
23-Feb-01        1.62           -8.29        -1.09         -5.57        0.91
02-Mar-01        2.32           -8.06        -1.19         -6.33        1.00
09-Mar-01        2.60           -7.26        -1.83         -6.39        1.12
16-Mar-01        3.32          -14.35        -8.40        -12.68        1.23
23-Mar-01        3.34          -15.21        -8.07        -13.49        1.33
30-Mar-01        3.03          -13.52        -6.50        -11.85        1.43
06-Apr-01        3.41          -12.23        -9.77        -14.27        1.58
13-Apr-01        2.52          -10.58        -5.52        -10.09        1.63
20-Apr-01        2.51           -8.48        -3.08         -5.57        1.76
27-Apr-01        2.51           -7.89         0.54         -4.81        1.82
04-May-01        3.44           -6.91         2.43         -3.72        1.90
11-May-01        2.29           -8.18         1.32         -5.31        1.96
18-May-01        2.92           -7.92         5.28         -1.78        2.06
25-May-01        2.64           -8.85         5.79         -2.85        2.12
01-Jun-01        3.42          -11.26         4.38         -4.01        2.18
08-Jun-01        3.56          -10.98         6.47         -3.68        2.25
15-Jun-01        4.14          -13.73         3.07         -7.54        2.35
22-Jun-01        4.72          -14.38         1.74         -6.69        2.42
29-Jun-01        3.61          -14.63         6.86         -6.70        2.47
06-Jul-01        3.93          -17.72         0.58         -9.28        2.53
13-Jul-01        4.49          -17.21         2.09         -7.36        2.59
20-Jul-01        5.27          -17.47         1.70         -7.74        2.67
27-Jul-01        5.58          -17.64         1.12         -8.12        2.73
03-Aug-01        5.44          -15.18         1.58         -7.39        2.79
10-Aug-01        6.11          -17.18        -0.81         -9.23        2.87
17-Aug-01        6.60          -16.70        -0.75        -11.38        2.94
24-Aug-01        6.53          -15.66         0.34         -9.63        2.99
31-Aug-01        7.13          -18.37        -2.19        -13.40        3.05
07-Sep-01        7.28          -22.53        -7.05        -17.05        3.14
14-Sep-01        8.04          -27.41        -7.94        -16.54        3.16
21-Sep-01        7.71          -32.50       -20.84        -26.22        3.44
28-Sep-01        8.38          -26.70       -15.36        -20.40        3.48
05-Oct-01        8.97          -24.51       -13.22        -18.07        3.55
12-Oct-01        8.53          -23.52       -10.36        -16.52        3.58
19-Oct-01        9.05          -25.31       -10.95        -17.91        3.63
26-Oct-01        9.53          -22.92        -8.24        -15.53        3.68
02-Nov-01       10.19          -23.95        -9.37        -16.78        3.75
09-Nov-01       10.70          -22.32        -8.29        -14.24        3.82
16-Nov-01        8.43          -21.82        -5.50        -12.83        3.83
23-Nov-01        8.07          -22.13        -4.00        -11.95        3.85
30-Nov-01        9.13          -21.99        -3.48        -12.66        3.91
07-Dec-01        7.52          -20.78         0.83        -11.21        3.95
14-Dec-01        7.55          -23.67        -1.21        -13.91        3.97
21-Dec-01        8.02          -23.35         1.47        -12.24        4.02
28-Dec-01        8.30          -22.12         2.14        -11.97        4.04

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.


Data source: Charles Schwab & Co., Inc. (Schwab).

THREE MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

MARKET OVERVIEW Continued

DOWNTURN IS WIDESPREAD; JOBLESS RATE UP FROM RECORD LOWS.

[PHOTO OF MAN]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the reporting period, it was at 5.8%, its highest level in over six years. Job losses have affected almost all industries, with manufacturing among the hardest hit.

On a positive note, inflation has remained low. Employers have enjoyed strong worker productivity, which has helped stabilize labor costs and consumer prices.

------------------------------------------------------------------------------
     Although unemployment may continue to rise, it is not especially high by historical standards.
------------------------------------------------------------------------------

RATE CUTS DRIVE YIELDS DOWN; STOCKS SLUMP, BOND PRICES RISE.

The Fed's series of interest rate cuts during 2001 meant steady downward pressure on money market yields. In spite of this, money market funds remained popular with investors seeking alternatives with lower risk at a time when stock markets and the economy were retreating.

In equity markets, the decline that began in the last quarter of 2000 continued throughout 2001. As many Internet start-ups began to downsize or go


--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THIS PORTFOLIO.

The following charts show recent figures for several common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the reporting period.



REAL GDP GROWTH
Annualized growth rate for each quarter shown


Strong auto sales and government spending resulted in a surprising preliminary figure for Q4 2001 GDP of 0.2%. Traditionally, a recession is two negative quarters in a row, which could still occur if Q4 GDP is revised downward.

[BAR CHART]

Q1 1992        3.8
Q2 1992        3.8
Q3 1992        3.1
Q4 1992        5.4
Q1 1993       -0.1
Q2 1993        2.5
Q3 1993        1.8
Q4 1993        6.2
Q1 1994        3.4
Q2 1994        5.7
Q3 1994        2.2
Q4 1994          5
Q1 1995        1.5
Q2 1995        0.8
Q3 1995        3.1
Q4 1995        3.2
Q1 1996        2.9
Q2 1996        6.8
Q3 1996          2
Q4 1996        4.6
Q1 1997        4.4
Q2 1997        5.9
Q3 1997        4.2
Q4 1997        2.8
Q1 1998        6.1
Q2 1998        2.2
Q3 1998        4.1
Q4 1998        6.7
Q1 1999        3.1
Q2 1999        1.7
Q3 1999        4.7
Q4 1999        8.3
Q1 2000        2.3
Q2 2000        5.7
Q3 2000        1.3
Q4 2000        1.9
Q1 2001        1.3
Q2 2001        0.3
Q3 2001       -1.3
Q4 2001        0.2

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
under, the technology sector collapsed. By the end of the year, markets had more than regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

In contrast, bonds continued to perform well. Strong demand from investors fleeing the stock market and the Fed's interest rate cuts were two main factors in pushing bond prices higher (and yields lower). A third factor was the U.S. Treasury's decision to use part of the vanishing budget surplus to buy back its own bonds, which reduced the supply of Treasuries.

------------------------------------------------------------------------------
     We expect interest rates and money market yields to rise when signs of an economic recovery materialize.
------------------------------------------------------------------------------

LOOKING AHEAD: RECOVERY LIKELY IN 2002, BUT MAY BE LACKLUSTER.

Many uncertainties still linger from September 11 and the ongoing war on terrorism. Further attacks on U.S. targets could hurt the economy or reverse the stock market's Q4 2001 gains. A decline in consumer spending (which so far has remained relatively strong) would be damaging as well. A further risk could be a rise in petroleum prices, which might occur if the antiterrorism coalition were to lose support from some Middle Eastern countries.


--------------------------------------------------------------------------------

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose dramatically during the report period. At the end of 2001, it stood at 5.8%--nearly two percentage points above its three-decade low of 3.9% in 2000.

[LINE GRAPH]

Dec-91           7.3
Jan-92           7.3
Feb-92           7.4
Mar-92           7.4
Apr-92           7.4
May-92           7.6
Jun-92           7.8
Jul-92           7.7
Aug-92           7.6
Sep-92           7.6
Oct-92           7.3
Nov-92           7.4
Dec-92           7.4
Jan-93           7.3
Feb-93           7.1
Mar-93             7
Apr-93           7.1
May-93           7.1
Jun-93             7
Jul-93           6.9
Aug-93           6.8
Sep-93           6.7
Oct-93           6.8
Nov-93           6.6
Dec-93           6.5
Jan-94           6.8
Feb-94           6.6
Mar-94           6.5
Apr-94           6.4
May-94           6.1
Jun-94           6.1
Jul-94           6.3
Aug-94             6
Sep-94           5.8
Oct-94           5.8
Nov-94           5.6
Dec-94           5.5
Jan-95           5.6
Feb-95           5.4
Mar-95           5.3
Apr-95           5.8
May-95           5.8
Jun-95           5.6
Jul-95           5.6
Aug-95           5.7
Sep-95           5.6
Oct-95           5.5
Nov-95           5.7
Dec-95           5.6
Jan-96           5.6
Feb-96           5.5
Mar-96           5.6
Apr-96           5.5
May-96           5.6
Jun-96           5.3
Jul-96           5.5
Aug-96           5.1
Sep-96           5.2
Oct-96           5.2
Nov-96           5.3
Dec-96           5.4
Jan-97           5.3
Feb-97           5.3
Mar-97           5.1
Apr-97             5
May-97           4.7
Jun-97             5
Jul-97           4.7
Aug-97           4.9
Sep-97           4.7
Oct-97           4.7
Nov-97           4.6
Dec-97           4.7
Jan-98           4.5
Feb-98           4.6
Mar-98           4.6
Apr-98           4.3
May-98           4.3
Jun-98           4.5
Jul-98           4.5
Aug-98           4.5
Sep-98           4.5
Oct-98           4.5
Nov-98           4.4
Dec-98           4.3
Jan-99           4.3
Feb-99           4.4
Mar-99           4.2
Apr-99           4.3
May-99           4.2
Jun-99           4.3
Jul-99           4.3
Aug-99           4.2
Sep-99           4.2
Oct-99           4.1
Nov-99           4.1
Dec-99           4.1
Jan-00             4
Feb-00           4.1
Mar-00           4.1
Apr-00           3.9
May-00           4.1
Jun-00             4
Jul-00             4
Aug-00           4.1
Sep-00           3.9
Oct-00           3.9
Nov-00             4
Dec-00             4
Jan-01           4.2
Feb-01           4.2
Mar-01           4.3
Apr-01           4.5
May-01           4.4
Jun-01           4.5
Jul-01           4.5
Aug-01           4.9
Sep-01           4.9
Oct-01           5.4
Nov-01           5.6
Dec-01           5.8

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for 2001 (2.7% if food and energy are excluded). ECI rose 4.1% over the same period. Both measures show that inflation remained low by historical standards.

[LINE GRAPH]

               CONSUMER
             PRICE INDEX
DATE          (MONTHLY)
Dec-91           3.1
Jan-92           2.6
Feb-92           2.8
Mar-92           3.2
Apr-92           3.2
May-92             3
Jun-92           3.1
Jul-92           3.2
Aug-92           3.1
Sep-92             3
Oct-92           3.2
Nov-92             3
Dec-92           2.9
Jan-93           3.3
Feb-93           3.2
Mar-93           3.1
Apr-93           3.2
May-93           3.2
Jun-93             3
Jul-93           2.8
Aug-93           2.8
Sep-93           2.7
Oct-93           2.8
Nov-93           2.7
Dec-93           2.7
Jan-94           2.5
Feb-94           2.5
Mar-94           2.5
Apr-94           2.4
May-94           2.3
Jun-94           2.5
Jul-94           2.8
Aug-94           2.9
Sep-94             3
Oct-94           2.6
Nov-94           2.7
Dec-94           2.7
Jan-95           2.8
Feb-95           2.9
Mar-95           2.9
Apr-95           3.1
May-95           3.2
Jun-95             3
Jul-95           2.8
Aug-95           2.6
Sep-95           2.5
Oct-95           2.8
Nov-95           2.6
Dec-95           2.5
Jan-96           2.7
Feb-96           2.7
Mar-96           2.8
Apr-96           2.9
May-96           2.9
Jun-96           2.8
Jul-96             3
Aug-96           2.9
Sep-96             3
Oct-96             3
Nov-96           3.3
Dec-96           3.3
Jan-97             3
Feb-97             3
Mar-97           2.8
Apr-97           2.5
May-97           2.2
Jun-97           2.3
Jul-97           2.2
Aug-97           2.2
Sep-97           2.2
Oct-97           2.1
Nov-97           1.8
Dec-97           1.7
Jan-98           1.6
Feb-98           1.4
Mar-98           1.4
Apr-98           1.4
May-98           1.7
Jun-98           1.7
Jul-98           1.7
Aug-98           1.6
Sep-98           1.5
Oct-98           1.5
Nov-98           1.5
Dec-98           1.6
Jan-99           1.7
Feb-99           1.6
Mar-99           1.7
Apr-99           2.3
May-99           2.1
Jun-99             2
Jul-99           2.1
Aug-99           2.3
Sep-99           2.6
Oct-99           2.6
Nov-99           2.6
Dec-99           2.7
Jan-00           2.7
Feb-00           3.2
Mar-00           3.7
Apr-00             3
May-00           3.1
Jun-00           3.7
Jul-00           3.7
Aug-00           3.4
Sep-00           3.5
Oct-00           3.4
Nov-00           3.4
Dec-00           3.4
Jan-01           3.7
Feb-01           3.5
Mar-01           2.9
Apr-01           3.3
May-01           3.6
Jun-01           3.2
Jul-01           2.7
Aug-01           2.7
Sep-01           2.6
Oct-01           2.1
Nov-01           1.9
Dec-01           1.6

               EMPLOYMENT
               COST INDEX
DATE           (QUARTERLY)
Mar-92             4
Jun-92             3.6
Sep-92             3.5
Dec-92             3.5
Mar-93             3.5
Jun-93             3.6
Sep-93             3.6
Dec-93             3.5
Mar-94             3.2
Jun-94             3.2
Sep-94             3.2
Dec-94             3
Mar-95             2.9
Jun-95             2.9
Sep-95             2.7
Dec-95             2.7
Mar-96             2.8
Jun-96             2.9
Sep-96             2.8
Dec-96             2.9
Mar-97             2.9
Jun-97             2.8
Sep-97             3
Dec-97             3.3
Mar-98             3.3
Jun-98             3.5
Sep-98             3.7
Dec-98             3.4
Mar-99             3
Jun-99             3.2
Sep-99             3.1
Dec-99             3.4
Mar-00             4.3
Jun-00             4.4
Sep-00             4.3
Dec-00             4.1
Mar-01             4.1
Jun-01             3.9
Sep-01             4.1
Dec-01             4.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

[PHOTO OF AMERICAN FLAG]

Whether or not an economic recovery occurs in 2002, we expect that unemployment may continue to rise during the first half of the year, because it typically lags other economic factors. Other indicators, such as new orders and investor sentiment, indicate that the economy appears to be shifting back into gear, if somewhat slowly and tentatively.

------------------------------------------------------------------------------
     After marking a low on September 21 in the wake of the terrorist attacks, the S&P 500 Index(R) rose about 20% through the end of 2001.
------------------------------------------------------------------------------
                                                     Source: Standard & Poor's

Although we suspect the worst may be over for now as far as the U.S. economy is concerned, no one can predict with certainty that a recovery will occur in 2002, or how strong it might be if it does occur. We would not be surprised to see economic indicators and investor sentiment looking healthier by mid-2002, but see little reason to expect a quick turnaround.


--------------------------------------------------------------------------------

YIELDS OF U.S. TREASURY SECURITIES
Effective yields of ten-year and five-year Treasuries

For most of 2001, Treasury prices soared and yields plunged as investors sought security in the face of economic and stock market declines. Falling interest rates and a decreasing supply of Treasuries aided this trend.

[LINE GRAPH]

Date          5 Yr       10 Yr
31-Dec-91      6.7        5.93
31-Jan-92     7.27        6.43
29-Feb-92     7.25        6.56
31-Mar-92     7.53        6.92
30-Apr-92     7.58        6.88
31-May-92     7.32         6.6
30-Jun-92     7.12        6.27
31-Jul-92     6.71        5.82
31-Aug-92      6.6        5.58
30-Sep-92     6.35        5.32
31-Oct-92     6.79        5.89
30-Nov-92     6.94        6.22
31-Dec-92     6.69        5.99
31-Jan-93     6.36        5.55
28-Feb-93     6.02        5.21
31-Mar-93     6.02        5.24
30-Apr-93     6.01        5.11
31-May-93     6.15        5.37
30-Jun-93     5.78        5.05
31-Jul-93     5.81        5.15
31-Aug-93     5.45        4.79
30-Sep-93     5.38        4.77
31-Oct-93     5.43        4.85
30-Nov-93     5.82        5.16
31-Dec-93     5.79        5.21
31-Jan-94     5.64        5.02
28-Feb-94     6.13        5.57
31-Mar-94     6.74        6.23
30-Apr-94     7.04        6.64
31-May-94     7.15        6.76
30-Jun-94     7.32        6.95
31-Jul-94     7.11        6.73
31-Aug-94     7.17         6.8
30-Sep-94      7.6        7.28
31-Oct-94     7.81        7.49
30-Nov-94     7.91        7.79
31-Dec-94     7.82        7.83
31-Jan-95     7.58        7.51
28-Feb-95      7.2        7.04
31-Mar-95      7.2        7.07
30-Apr-95     7.06        6.88
31-May-95     6.28        6.05
30-Jun-95      6.2        5.97
31-Jul-95     6.43        6.16
31-Aug-95     6.28        6.07
30-Sep-95     6.18        6.02
31-Oct-95     6.02        5.81
30-Nov-95     5.74        5.52
31-Dec-95     5.57        5.38
31-Jan-96     5.58        5.24
29-Feb-96      6.1        5.73
31-Mar-96     6.33        6.09
30-Apr-96     6.67        6.41
31-May-96     6.85        6.63
30-Jun-96     6.71        6.46
31-Jul-96     6.79        6.57
31-Aug-96     6.94        6.73
30-Sep-96      6.7        6.46
31-Oct-96     6.34        6.07
30-Nov-96     6.04        5.83
31-Dec-96     6.42        6.21
31-Jan-97     6.49        6.25
28-Feb-97     6.55        6.39
31-Mar-97      6.9        6.75
30-Apr-97     6.72        6.57
31-May-97     6.66         6.5
30-Jun-97      6.5        6.38
31-Jul-97     6.01         5.9
31-Aug-97     6.34        6.22
30-Sep-97      6.1        5.99
31-Oct-97     5.83        5.71
30-Nov-97     5.87        5.84
31-Dec-97     5.74        5.71
31-Jan-98     5.51        5.38
28-Feb-98     5.62        5.59
31-Mar-98     5.65        5.62
30-Apr-98     5.67        5.64
31-May-98     5.55        5.55
30-Jun-98     5.45        5.47
31-Jul-98     5.49         5.5
31-Aug-98     4.98         4.8
30-Sep-98     4.42        4.22
31-Oct-98     4.61        4.23
30-Nov-98     4.71        4.48
31-Dec-98     4.65        4.54
31-Jan-99     4.65        4.55
28-Feb-99     5.29        5.22
31-Mar-99     5.24         5.1
30-Apr-99     5.35        5.21
31-May-99     5.62        5.58
30-Jun-99     5.78        5.65
31-Jul-99      5.9        5.79
31-Aug-99     5.97        5.87
30-Sep-99     5.88        5.75
31-Oct-99     6.02        5.96
30-Nov-99     6.19        6.11
31-Dec-99     6.44        6.34
31-Jan-00     6.67        6.68
20-Feb-00     6.41         6.6
31-Mar-00        6        6.31
30-Apr-00     6.21        6.54
31-May-00     6.27        6.52
30-Jun-00     6.03        6.19
31-Jul-00     6.03        6.15
31-Aug-00     5.73        5.97
30-Sep-00      5.8        5.85
31-Oct-00     5.75        5.81
30-Nov-00     5.47        5.43
31-Dec-00     5.11        4.98
31-Jan-01     5.11        4.77
28-Feb-01      4.9        4.66
31-Mar-01     4.92        4.56
30-Apr-01     5.34        4.89
31-May-01     5.38        4.91
30-Jun-01     5.41        4.95
31-Jul-01     5.05        4.53
31-Aug-01     4.83        4.38
30-Sep-01     4.59         3.8
31-Oct-01     4.23        3.48
30-Nov-01     4.75        4.06
31-Dec-01     5.05         4.3

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.


Data source: Bloomberg L.P.


SHORT-TERM RATES
Effective yields of 90-day commercial paper and three-month U.S. Treasury bills.

Paced by the Fed's year-long series of interest rate cuts, short-term yields declined during the report period, although the downward trend halted during December, potentially indicating a bottom.

[LINE GRAPH]

[PLOT POINTS TO COME]

Typically, the yields offered by commercial paper and three-month T-bills move in the same direction, and broadly reflect market interest rates and the Federal Funds Rate. The spread between these two investments' yields reflects investors' sense of how risky the obligations of banks and corporations are compared with lower-risk U.S. Government-backed T-bills.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

SCHWAB
MONEY MARKET PORTFOLIO


[PHOTO OF KAREN WIGGAN]

     "Falling interest rates made it a difficult year for money funds, but we were able to keep yields competitive."

     Portfolio Manager
     Karen Wiggan

KAREN WIGGAN, a portfolio manager, has been responsible for day-to-day management of the portfolio since 1999. She joined the firm in 1987 and has been working in fixed income portfolio management for seven years.


The portfolio seeks the highest current income consistent with stability of capital and liquidity.
--------------------------------------------------------------------------------

THIS PORTFOLIO MAY MAKE SENSE FOR INVESTORS WHO ARE SEEKING HIGH MONEY MARKET RETURNS.


MANAGER'S PERSPECTIVE

THE YEAR 2001 WAS ONE OF THE MOST DIFFICULT FOR FINANCIAL MARKETS IN RECENT MEMORY. Stock prices tumbled and the economy contracted, with further damage done by the events of September 11. Seeking to revitalize the economy, the Fed launched an unprecedented series of rate cuts that spanned the entire year, ultimately bringing the Federal Funds target rate to 1.75%, a 40-year low.

THE SUPPLY OF U.S. GOVERNMENT DISCOUNT NOTES REMAINED STRONG FOLLOWING THE SEPTEMBER ATTACKS. Government agencies continued to redeem callable securities with high interest rates and refinance them with lower yielding short-term instruments. Anticipating economic weakness and declining interest rates, we invested in securities with longer maturities. This strategy enabled the portfolio to lock in yields for longer periods, which benefited the portfolio as yields continued to decline over the course of the year.

EXPECTATIONS OF AN ECONOMIC RECOVERY IN 2002 ARE GAINING MOMENTUM. A stronger economy is likely to lead to a rise in interest rates and yields. As a result, we have begun to shorten our dollar-weighted average maturity, in order to enhance the portfolio's ability to benefit from any increases in interest rates.

SCHWAB MONEY MARKET PORTFOLIO

PERFORMANCE AND PORTFOLIO FACTS


SEVEN-DAY YIELDS 1  as of 12/31/01
------------------------------------------------------------------------------
The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate, and that past performance is not an indication of future results.

----------------------------------------------------------------------------
Seven-Day Yield                                                         1.51%
----------------------------------------------------------------------------
Seven-Day Effective Yield                                               1.52%
----------------------------------------------------------------------------


WEIGHTED AVERAGE MATURITY during year
------------------------------------------------------------------------------
Money Funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

[LINE GRAPH]

Monthly         Maturity
31-Dec-00          47
31-Jan-01          41
28-Feb-01          47
31-Mar-01          53
30-Apr-01          40
31-May-01          35
30-Jun-01          40
31-Jul-01          35
31-Aug-01          35
30-Sep-01          34
31-Oct-01          38
30-Nov-01          51
31-Dec-01          41


PORTFOLIO COMPOSITION 2 as of 12/31/01
------------------------------------------------------------------------------
All figures are shown as a percentage of the portfolio's investments. All of the portfolio's securities were in the top tier of credit quality at the time of purchase.


BY SECURITY TYPE
--------------------------------------------------------------------------------

[PIE CHART]

1.     90.5%    U.S. Government Discount Notes

2.      9.5%    Repurchase Agreements


BY CREDIT QUALITY
--------------------------------------------------------------------------------

1.    100.0%    Tier 1


1 A portion of the fund's expenses was reduced during the reporting period. Without this reduction, the fund's yields would have been lower.

2 Composition of the fund's portfolio is as of 12/31/01 and is not indicative of holdings after that date.

SCHWAB MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

     U.S. GOVERNMENT SECURITIES--85.9%                                    PAR (000S)        VALUE (000S)
     ---------------------------------------------------------------------------------------------------
     DISCOUNT NOTES--85.9%
     Fannie Mae
       1.82%, 01/04/02 .........................................           $  1,500           $  1,500
       2.05%, 01/24/02 .........................................              5,000              4,993
       2.00%, 01/31/02 .........................................              3,000              2,995
       2.05%, 01/31/02 .........................................              3,000              2,995
       1.88%, 02/07/02 .........................................              2,000              1,996
       1.94%, 02/07/02 .........................................              1,435              1,432
       2.24%, 02/07/02 .........................................              1,500              1,497
       1.98%, 02/22/02 .........................................              3,000              2,991
       1.68%, 03/07/02 .........................................              5,000              4,985
       1.71%, 03/14/02 .........................................              4,000              3,986
       2.33%, 03/21/02 .........................................              3,000              2,985
       1.99%, 04/11/02 .........................................              2,000              1,989
       1.85%, 04/18/02 .........................................              1,867              1,857
       2.00%, 05/02/02 .........................................              1,000                993
       3.93%, 05/31/02 .........................................              2,000              1,969
     Federal Farm Credit Bank
       2.30%, 01/07/02 .........................................              5,590              5,588
       1.68%, 01/08/02 .........................................              2,261              2,260
       2.26%, 01/08/02 .........................................              1,316              1,315
       2.20%, 01/10/02 .........................................              2,340              2,339
       2.22%, 01/10/02 .........................................              3,076              3,074
       2.26%, 01/11/02 .........................................              1,643              1,642
       1.65%, 01/14/02 .........................................              5,000              4,997
       1.75%, 01/14/02 .........................................              3,150              3,148
       1.85%, 01/25/02 .........................................              1,020              1,019
       1.99%, 01/29/02 .........................................              5,000              4,992
       1.86%, 01/30/02 .........................................              3,000              2,996
       1.99%, 02/13/02 .........................................              1,587              1,583
       1.98%, 05/13/02 .........................................              2,000              1,986
     Federal Home Loan Bank
       1.69%, 01/07/02 .........................................              1,276              1,276
       1.75%, 01/11/02 .........................................              1,000              1,000
       1.86%, 01/11/02 .........................................              4,000              3,998
       1.87%, 01/11/02 .........................................              3,000              2,998
       2.25%, 01/16/02 .........................................              4,000              3,996
       1.75%, 01/18/02 .........................................              5,000              4,996
       2.01%, 02/01/02 .........................................              2,000              1,997
       1.83%, 02/08/02 .........................................              4,000              3,992
       1.97%, 02/15/02 .........................................              2,000              1,995
       1.80%, 03/06/02 .........................................              5,000              4,984
       1.76%, 03/27/02 .........................................              1,455              1,449
       2.13%, 04/17/02 .........................................              2,600              2,584
     Freddie Mac
       2.25%, 01/10/02 .........................................              3,299              3,297
       2.06%, 01/17/02 .........................................              4,000              3,996
       2.20%, 01/17/02 .........................................              3,000              2,997
       2.02%, 01/22/02 .........................................              3,000              2,997

SCHWAB MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

     U.S. GOVERNMENT SECURITIES (CONTINUED)                               PAR (000S)        VALUE (000S)
     ---------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT SECURITIES (CONTINUED)
       2.13%, 02/08/02 .........................................           $  1,000           $    998
       1.76%, 02/19/02 .........................................              4,192              4,182
       3.40%, 02/28/02 .........................................              2,585              2,571
       1.78%, 03/14/02 .........................................              2,000              1,993
       1.78%, 03/15/02 .........................................              1,000                996
       2.02%, 03/15/02 .........................................              2,000              1,992
       2.17%, 04/25/02 .........................................              3,000              2,980
       4.04%, 05/01/02 .........................................              1,000                987
       2.00%, 05/06/02 .........................................              1,000                993
       2.37%, 11/07/02 .........................................              1,000                980
       2.43%, 11/07/02 .........................................              1,950              1,910
     Tennessee Valley Authority
       1.97%, 01/14/02 .........................................              4,000              3,997
       1.70%, 01/15/02 .........................................              4,000              3,997
       1.92%, 01/23/02 .........................................              3,000              2,997
       1.97%, 01/30/02 .........................................              4,000              3,994
       1.68%, 02/04/02 .........................................              4,000              3,994
       1.68%, 02/05/02 .........................................              4,000              3,993
       1.70%, 02/06/02 .........................................              3,000              2,995
       1.73%, 02/11/02 .........................................              4,000              3,992
                                                                                               -------
                                                                                               175,195
     TOTAL U.S. GOVERNMENT SECURITIES
       (Cost $175,195) .........................................                               175,195
                                                                                               -------


     REPURCHASE AGREEMENTS--9.0% (a)                                MATURITY VALUE (000S)
     --------------------------------------------------------------------------------------------------
     Credit Suisse First Boston Corp. Tri-Party Repurchase
       Agreement Collateralized by U.S. Government Securities
       1.75%, Issue 12/31/01
              Due 01/02/02 .....................................             18,407             18,405
                                                                                              --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $18,405) ..........................................                                18,405
                                                                                              --------
     TOTAL INVESTMENTS--94.9%
       (Cost $193,600) .........................................                               193,600
                                                                                              --------
     OTHER ASSETS AND LIABILITIES--5.1%
       Other assets ............................................                                10,342
       Liabilities .............................................                                   (46)
                                                                                              --------
                                                                                                10,296
                                                                                              --------
     NET ASSETS--100.0% ........................................                              $203,896
                                                                                              ========

     NOTES TO SCHEDULE OF INVESTMENTS

     Yields shown are effective yields at the time of purchase. Yields for each security are stated according to the market convention for that security type. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

     (a) Repurchase agreement due dates are considered the maturity date. Repurchase agreements with due dates later than seven days from issue dates may be subject to seven day putable demand features for liquidity purposes.


See accompanying Notes to Financial Statements.

SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS, EXCEPT FOR NET ASSET VALUE PER SHARE)
DECEMBER 31, 2001


ASSETS:
  Investments, at value (Cost: $193,600) ...............................        $193,600
  Receivables:
    Interest ...........................................................               1
    Fund shares sold ...................................................          10,340
  Prepaid expenses .....................................................               1
                                                                                --------
    Total assets .......................................................         203,942
                                                                                --------
LIABILITIES:
  Payables:
    Fund shares redeemed ...............................................               2
    Investment advisory and administration fees ........................               6
  Accrued expenses .....................................................              38
                                                                                --------
    Total liabilities ..................................................              46
                                                                                --------
Net assets applicable to outstanding shares ............................        $203,896
                                                                                ========
NET ASSETS consist of
    Paid-in capital ....................................................        $203,911
    Accumulated net realized loss on investments sold ..................             (15)
                                                                                --------
                                                                                $203,896
                                                                                ========
PRICING OF SHARES
    Outstanding shares, $0.00001 par value (unlimited shares authorized)         203,943
NET ASSET VALUE, offering and redemption price per share ...............        $   1.00



See accompanying Notes to Financial Statements.

SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001


INTEREST INCOME ................................          $7,497
                                                          ------
EXPENSES:
  Investment advisory and administration fees ....           705
  Custodian and portfolio accounting fees ........           102
  Professional fees ..............................            26
  Registration fees ..............................            11
  Shareholder reports ............................            42
  Trustees' fees .................................            24
  Other expenses .................................             9
                                                          ------
                                                             919
                                                          ------
Less: expenses reduced (see Note 4) ............             (12)
                                                          ------
  Net expenses incurred by fund ..................           907
                                                          ------
NET INVESTMENT INCOME ..........................           6,590
                                                          ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $6,590
                                                          ======


See accompanying Notes to Financial Statements.

SCHWAB MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31,

                                                                          2001              2000
                                                                          ----              ----
OPERATIONS:
  Net investment income .......................................        $   6,590         $   7,949
                                                                       ---------         ---------
  Increase in net assets resulting from operations ............            6,590             7,949
                                                                       ---------         ---------
DIVIDENDS AND DISTRIBUTIONS
  Dividends to shareholders from net investment income ........           (6,590)           (7,949)
                                                                       ---------         ---------
CAPITAL SHARE TRANSACTIONS: (at $1.00 per share):
  Proceeds from shares sold ...................................          777,662           441,431
  Net asset value of shares issued in reinvestment of dividends            6,590             7,949
  Payments for shares redeemed ................................         (739,940)         (409,408)
                                                                       ---------         ---------
  Increase in net assets from capital share transactions ......           44,312            39,972
                                                                       ---------         ---------
Total increase in net assets ..................................           44,312            39,972

NET ASSETS:
  Beginning of year ...........................................          159,584           119,612
                                                                       ---------         ---------
  End of year .................................................        $ 203,896         $ 159,584
                                                                       =========         =========



See accompanying Notes to Financial Statements.

SCHWAB MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

                                                 1/1/01-      1/1/00-      1/1/99-     1/1/98-     1/1/97-
                                                 12/31/01     12/31/00     12/31/99    12/31/98    12/31/97
------------------------------------------------------------------------------------------------------------
PER - SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              1.00         1.00         1.00        1.00        1.00
                                                 -----------------------------------------------------------
Income from investment operations:
    Net investment income                           0.04         0.06         0.05        0.05        0.05
                                                 -----------------------------------------------------------
Less distributions:
    Dividends from net investment income           (0.04)       (0.06)       (0.05)      (0.05)      (0.05)
                                                 -----------------------------------------------------------
Net asset value at end of period                    1.00         1.00         1.00        1.00        1.00
                                                 ===========================================================
Total return (%)                                    3.72         5.95         4.69        5.07        5.12

RATIOS / SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
    average net assets                              0.49         0.48 1       0.50        0.50        0.50
Expense reductions reflected in above ratio         0.01         0.02         0.10        0.11        0.21
Ratio of net investment income to
    average net assets                              3.55         5.81         4.62        4.91        5.01
Net assets, end of period ($ x 1,000,000)            204          160          120          78          48


1 Would have been 0.49% if certain non-routine expenses (proxy fees) had been included.



See accompanying Notes to Financial Statements.

SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE NOTED.)


1. DESCRIPTION OF THE FUND

The Schwab Money Market Portfolio (the "fund") is a series of Schwab Annuity Portfolios (the "trust"), a diversified, no-load, open-end, management investment company organized as a Massachusetts business trust on January 21, 1994 and registered under the Investment Company Act of 1940, as amended, (the "1940 Act").

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the Untied States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments are stated at amortized cost, which approximates market value.

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the fund's custodian, except in the case of a tri-party repurchase agreement, under which the collateral is held by an agent bank. The collateral is monitored daily to ensure that its market value at least equals the repurchase price under the agreements.

Dividends and distributions to shareholders -- The fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

Expenses -- Expenses arising in connection with the fund are charged directly to the fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

At December 31, 2001, the unused capital loss carryforwards for federal income tax purposes, with expiration dates, were as follows:


      EXPIRING IN:
      ------------
      12/31/05                               $ 1
      12/31/06                               $ 3
      12/31/07                               $ 9
      12/31/08                               $ 2
                                             ---
      Total capital loss carryforwards       $15
                                             ===

SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.38% on the first $1 billion of average daily net assets, 0.35% on the next $9 billion, 0.32% on the next $10 billion, and 0.30% on the next $20 billion, and 0.27% on such net assets in excess of $40 billion.

Prior to June 1, 2001, the fund paid an annual fee, payable monthly, of 0.38% on the first $1 billion of average daily net assets, 0.35% on the next $9 billion, 0.32% on the next $10 billion, and 0.30% on such net assets in excess of $20 billion.

Officers and trustees -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser. During the year ended December 31, 2001, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The fund incurred fees of $24 related to the trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER

The investment adviser guarantees that, through at least April 30, 2002, the fund's net operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest, taxes, and certain non-routine expenses. For the year ended December 31, 2001, the total of such fees and expenses reduced by the investment adviser was $12.

SCHWAB MONEY MARKET PORTFOLIO
DECEMBER 31, 2001 ANNUAL REPORT
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Schwab Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, CA
February 8, 2002

FUND TRUSTEES (unaudited)


A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report.

Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are the "interested trustees" listed in the first table. The "independent trustees" in the third table are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

Each of the SchwabFunds (of which there were 44 as of 12/31/01) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 800-435-4000.




INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST


                                TRUST POSITION(S);
NAME AND BIRTHDATE              TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB               Chair. Trustee:                Chair, Co-CEO, Director, The Charles Schwab Corp.; CEO,
7/29/37                         Family of Funds, 1989;         Director, Schwab Holdings, Inc.; Chair, Director, Charles
                                Investments, 1991;             Schwab & Co., Inc., Charles Schwab Investment Management,
                                Capital Trust, 1993;           Inc.; Chair, Schwab Retirement Plan Services, Inc.; until 7/01
                                Annuity Portfolios, 1994.      Director, The Charles Schwab Trust Co.; Director, U.S. Trust
                                                               Corp.; until 1/99, Chair, Director, Mayer & Schweitzer, Inc.
                                                               (securities brokerage subsidiary of The Charles Schwab Corp.);
                                                               Director, The Gap, Inc. (clothing retailer), Audiobase, Inc.
                                                               (Internet audio solutions), Vodafone AirTouch PLC (telecom),
                                                               Siebel Systems (software), Xign, Inc. (electronic payment
                                                               systems).
--------------------------------------------------------------------------------------------------------------------------------
JOHN P. COGHLAN                 President, CEO.                Vice Chair, EVP, The Charles Schwab Corp.; Vice Chair,
5/6/51                          Trustee: 2000                  Enterprise President, Retirement Plan Services, Services for
                                (all trusts).                  Investment Managers, Charles Schwab & Co., Inc.; CEO,
                                                               Director, Charles Schwab Investment Management, Inc.;
                                                               President, CEO, Director, The Charles Schwab Trust Co.;
                                                               President, Director, Schwab Retirement Technologies, Inc.;
                                                               Director, Charles Schwab Asset Management (Ireland) Ltd.,
                                                               Charles Schwab Worldwide Funds PLC, Performance Technologies,
                                                               Inc., Schwab Retirement Plan Services, Inc.
--------------------------------------------------------------------------------------------------------------------------------
JEREMIAH H. CHAFKIN             EVP, COO. Trustee:             EVP, Asset Management Products and Services, Charles Schwab &
5/9/59                          2000 (all trusts).             Co., Inc.; President, COO, Charles Schwab Investment Management,
                                                               Inc.; Director, Charles Schwab Asset Management (Ireland) Ltd.,
                                                               Charles Schwab Worldwide Funds PLC; until 9/99, Senior Managing
                                                               Director, Bankers Trust Co.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE              TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG                   Treasurer, Principal            SVP, CFO, Charles Schwab Investment Management, Inc.; VP, The
3/7/51                          Financial Officer.              Charles Schwab Trust Co.; 1994-96, Controller, Robertson
                                                                Stephens Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD                 SVP, Chief Investment           SVP, Chief Investment Officer, Charles Schwab Investment
4/5/55                          Officer.                        Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                                Trust Co.
--------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON                  Secretary.                      SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                         Investment Management, Inc.; until 6/98, San Francisco Branch
                                                                Chief in Enforcement, U.S. Securities and Exchange Commission.


INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE              TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD               Family of Funds, 1989;          CEO, Dorward & Associates (management, marketing, marketing
                                Investments, 1991;              9/23/31 consulting); 1996-99, EVP, Managing Director, Grey
                                Capital Trust, 1993;            Advertising.
                                Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES                Family of Funds, 1989;          Chair, CEO, Director, Semloh Financial, Inc. (international
5/15/31                         Investments, 1991;              financial services and investment advisory firm.).
                                Capital Trust, 1993;
                                Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS              Family of Funds, 1989;          Managing Partner, D.R. Stephens & Co. (investments); until
6/28/38                         Investments, 1991;              1996, Chair, CEO, North American Trust (real estate
                                Capital Trust, 1993;            investment).
                                Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY               Family of Funds, 1989;          Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                         Investments, 1991;              and investments).
                                Capital Trust, 1993;
                                Annuity Portfolios, 1994.
--------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER              2000 (all trusts).              Special Advisor to the President, Stanford University;
8/13/60                                                         1996-2000 VP, Business Affairs, CFO, Stanford University;
                                                                until 2/96, CFO, Eureka Bank; CFO, COO, America First Eureka
                                                                Holdings, Inc. (holding company); Director, America First
                                                                Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                                (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                                International (research), LookSmart, Ltd. (internet infra-
                                                                structure), PMI Group, Inc. (mortgage insurance), Lucile
                                                                Packard Children's Hospital.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES CONTINUED


NAME AND BIRTHDATE              TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER               2000 (all trusts).              Co-CEO, Aphton Corp (bio-pharmaceuticals); until 8/98, Dean,
11/22/41                                                        Haas School of Business, University of California, Berkeley;
                                                                Director, Solectron Corp. (manufacturing), Tenera, Inc.
                                                                (services and software), Airlease Ltd. (aircraft leasing),
                                                                Mission West Properties (commercial real estate), Digital
                                                                Microwave Corp. (network equipment).
-------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH                 2000 (all trusts).              Chair, CEO, Founder, Smith Graham & Co. (investment
9/28/50                                                         advisors); Director, Pennzoil-Quaker State Co. (oil and
                                                                gas), Rorento N.V. (investments--Netherlands), Cooper
                                                                Industries (electrical products); Member, audit
                                                                committee, Northern Border Partners, L.P., (energy).

                      CHARLES SCHWAB
DOMESTIC HYBRID
                      SCHWAB MARKETTRACK
                      GROWTH PORTFOLIO II
                      -----------------------------------
                      BALANCED

                      FOR PERIOD ENDING DECEMBER 31, 2001
                      Inception Date: November 1, 1996

MARKET OVERVIEW

ECONOMY FLAGS, EVEN BEFORE 9/11; FED CUTS INTEREST RATES 11 TIMES.

[PHOTO OF MAN AND WOMAN]

After ten years of nearly nonstop growth, the U.S. economy fell into a recession in 2001. Although Gross Domestic Product (GDP) remained positive until the third quarter, the National Bureau of Economic Research, a widely recognized independent panel, later determined that the recession had begun as early as March.

Stocks, which were already well below their all-time highs as the year began, continued to flounder, and, for the most part, ended 2001 down significantly.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively throughout the year, reducing the benchmark Fed Funds Rate from 6.50% to 1.75%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy has had to contend not only with a recession but also with the costs and uncertainty resulting from the tragic events of September 11.


ASSET CLASS PERFORMANCE COMPARISON % RETURNS DURING THE REPORT PERIOD

This graph compares the performance of various asset classes during the report period.


[LINE GRAPH]

                 Lehman Aggregate       MSCI EAFE     Russell 2000       S&P 500         3-Mo
                    Bond Index            Index           Index           Index         T-Bills
29-Dec-00               0                   0               0               0             0
05-Jan-01            1.37                0.21           -4.21           -1.66          0.25
12-Jan-01            0.36                -1.5            0.49           -0.15           0.3
19-Jan-01            0.96               -0.67            0.99            1.69           0.4
26-Jan-01            0.88               -1.19            3.19            2.63          0.51
02-Feb-01            1.62               -0.95             3.7            2.29          0.61
09-Feb-01            1.73               -3.91            2.91           -0.34           0.7
16-Feb-01            1.46                -5.2             5.4           -1.35           0.8
23-Feb-01            1.62               -8.29           -1.09           -5.57          0.91
02-Mar-01            2.32               -8.06           -1.19           -6.33             1
09-Mar-01             2.6               -7.26           -1.83           -6.39          1.12
16-Mar-01            3.32              -14.35            -8.4          -12.68          1.23
23-Mar-01            3.34              -15.21           -8.07          -13.49          1.33
30-Mar-01            3.03              -13.52            -6.5          -11.85          1.43
06-Apr-01            3.41              -12.23           -9.77          -14.27          1.58
13-Apr-01            2.52              -10.58           -5.52          -10.09          1.63
20-Apr-01            2.51               -8.48           -3.08           -5.57          1.76
27-Apr-01            2.51               -7.89            0.54           -4.81          1.82
04-May-01            3.44               -6.91            2.43           -3.72           1.9
11-May-01            2.29               -8.18            1.32           -5.31          1.96
18-May-01            2.92               -7.92            5.28           -1.78          2.06
25-May-01            2.64               -8.85            5.79           -2.85          2.12
01-Jun-01            3.42              -11.26            4.38           -4.01          2.18
08-Jun-01            3.56              -10.98            6.47           -3.68          2.25
15-Jun-01            4.14              -13.73            3.07           -7.54          2.35
22-Jun-01            4.72              -14.38            1.74           -6.69          2.42
29-Jun-01            3.61              -14.63            6.86            -6.7          2.47
06-Jul-01            3.93              -17.72            0.58           -9.28          2.53
13-Jul-01            4.49              -17.21            2.09           -7.36          2.59
20-Jul-01            5.27              -17.47             1.7           -7.74          2.67
27-Jul-01            5.58              -17.64            1.12           -8.12          2.73
03-Aug-01            5.44              -15.18            1.58           -7.39          2.79
10-Aug-01            6.11              -17.18           -0.81           -9.23          2.87
17-Aug-01             6.6               -16.7           -0.75          -11.38          2.94
24-Aug-01            6.53              -15.66            0.34           -9.63          2.99
31-Aug-01            7.13              -18.37           -2.19           -13.4          3.05
07-Sep-01            7.28              -22.53           -7.05          -17.05          3.14
14-Sep-01            8.04              -27.41           -7.94          -16.54          3.16
21-Sep-01            7.71               -32.5          -20.84          -26.22          3.44
28-Sep-01            8.38               -26.7          -15.36           -20.4          3.48
05-Oct-01            8.97              -24.51          -13.22          -18.07          3.55
12-Oct-01            8.53              -23.52          -10.36          -16.52          3.58
19-Oct-01            9.05              -25.31          -10.95          -17.91          3.63
26-Oct-01            9.53              -22.92           -8.24          -15.53          3.68
02-Nov-01           10.19              -23.95           -9.37          -16.78          3.75
09-Nov-01            10.7              -22.32           -8.29          -14.24          3.82
16-Nov-01            8.43              -21.82            -5.5          -12.83          3.83
23-Nov-01            8.07              -22.13              -4          -11.95          3.85
30-Nov-01            9.13              -21.99           -3.48          -12.66          3.91
07-Dec-01            7.52              -20.78            0.83          -11.21          3.95
14-Dec-01            7.55              -23.67           -1.21          -13.91          3.97
21-Dec-01            8.02              -23.35            1.47          -12.24          4.02
28-Dec-01             8.3              -22.12            2.14          -11.97          4.04

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R)INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

MARKET OVERVIEW Continued

DOWNTURN IS WIDESPREAD; JOBLESS RATE UP FROM RECORD LOWS.

[PHOTO OF MAN]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the reporting period, it was at 5.8%, its highest level in over six years. Job losses have affected almost all industries, with manufacturing among the hardest hit.

On a positive note, inflation has remained low. Employers have enjoyed strong worker productivity, which has helped stabilize labor costs and consumer prices.

--------------------------------------------------------------------------------
     Although unemployment may continue to rise, it is not especially high by historical standards.
--------------------------------------------------------------------------------

RATE CUTS DRIVE YIELDS DOWN; STOCKS SLUMP, BOND PRICES RISE.

The Fed's series of interest rate cuts during 2001 meant steady downward pressure on money market yields. In spite of this, money market funds remained popular with investors seeking alternatives with lower risk at a time when stock markets and the economy were retreating.

In equity markets, the decline that began in the last quarter of 2000 continued throughout 2001. As many Internet start-ups began to downsize or go


--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THIS PORTFOLIO.

The following charts show recent figures for several common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Strong auto sales and government spending resulted in a surprising preliminary figure for Q4 2001 GDP of 0.2%. Traditionally, a recession is two negative quarters in a row, which could still occur if Q4 GDP is revised downward.

[BAR CHART]


Q1 1992                   3.8
Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                     5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                     2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   0.2


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
under, the technology sector collapsed. By the end of the year, markets had more than regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

In contrast, bonds continued to perform well. Strong demand from investors fleeing the stock market and the Fed's interest rate cuts were two main factors in pushing bond prices higher (and yields lower). A third factor was the U.S. Treasury's decision to use part of the vanishing budget surplus to buy back its own bonds, which reduced the supply of Treasuries.

--------------------------------------------------------------------------------
     Among the different types of equities, small-cap value stocks posted the best performance for 2001.
--------------------------------------------------------------------------------

LOOKING AHEAD: RECOVERY LIKELY IN 2002, BUT MAY BE LACKLUSTER.

Many uncertainties still linger from September 11 and the ongoing war on terrorism. Further attacks on U.S. targets could hurt the economy or reverse the stock market's Q4 2001 gains. A decline in consumer spending (which so far has remained relatively strong) would be damaging as well. A further risk could be a rise in petroleum prices, which might occur if the antiterrorism coalition were to lose support from some Middle Eastern countries.

--------------------------------------------------------------------------------
U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


After a decade of declines, unemployment rose dramatically during the report period. At the end of 2001, it stood at 5.8%--nearly two percentage points above its three-decade low of 3.9% in 2000.


[LINE GRAPH]

Dec-91           7.3
Jan-92           7.3
Feb-92           7.4
Mar-92           7.4
Apr-92           7.4
May-92           7.6
Jun-92           7.8
Jul-92           7.7
Aug-92           7.6
Sep-92           7.6
Oct-92           7.3
Nov-92           7.4
Dec-92           7.4
Jan-93           7.3
Feb-93           7.1
Mar-93             7
Apr-93           7.1
May-93           7.1
Jun-93             7
Jul-93           6.9
Aug-93           6.8
Sep-93           6.7
Oct-93           6.8
Nov-93           6.6
Dec-93           6.5
Jan-94           6.8
Feb-94           6.6
Mar-94           6.5
Apr-94           6.4
May-94           6.1
Jun-94           6.1
Jul-94           6.3
Aug-94             6
Sep-94           5.8
Oct-94           5.8
Nov-94           5.6
Dec-94           5.5
Jan-95           5.6
Feb-95           5.4
Mar-95           5.3
Apr-95           5.8
May-95           5.8
Jun-95           5.6
Jul-95           5.6
Aug-95           5.7
Sep-95           5.6
Oct-95           5.5
Nov-95           5.7
Dec-95           5.6
Jan-96           5.6
Feb-96           5.5
Mar-96           5.6
Apr-96           5.5
May-96           5.6
Jun-96           5.3
Jul-96           5.5
Aug-96           5.1
Sep-96           5.2
Oct-96           5.2
Nov-96           5.3
Dec-96           5.4
Jan-97           5.3
Feb-97           5.3
Mar-97           5.1
Apr-97             5
May-97           4.7
Jun-97             5
Jul-97           4.7
Aug-97           4.9
Sep-97           4.7
Oct-97           4.7
Nov-97           4.6
Dec-97           4.7
Jan-98           4.5
Feb-98           4.6
Mar-98           4.6
Apr-98           4.3
May-98           4.3
Jun-98           4.5
Jul-98           4.5
Aug-98           4.5
Sep-98           4.5
Oct-98           4.5
Nov-98           4.4
Dec-98           4.3
Jan-99           4.3
Feb-99           4.4
Mar-99           4.2
Apr-99           4.3
May-99           4.2
Jun-99           4.3
Jul-99           4.3
Aug-99           4.2
Sep-99           4.2
Oct-99           4.1
Nov-99           4.1
Dec-99           4.1
Jan-00             4
Feb-00           4.1
Mar-00           4.1
Apr-00           3.9
May-00           4.1
Jun-00             4
Jul-00             4
Aug-00           4.1
Sep-00           3.9
Oct-00           3.9
Nov-00             4
Dec-00             4
Jan-01           4.2
Feb-01           4.2
Mar-01           4.3
Apr-01           4.5
May-01           4.4
Jun-01           4.5
Jul-01           4.5
Aug-01           4.9
Sep-01           4.9
Oct-01           5.4
Nov-01           5.6
Dec-01           5.8


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.




MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for 2001 (2.7% if food and energy are excluded). ECI rose 4.1% over the same period. Both measures show that inflation remained low by


[LINE GRAPH]

               CONSUMER
             PRICE INDEX
DATE          (MONTHLY)
Dec-91           3.1
Jan-92           2.6
Feb-92           2.8
Mar-92           3.2
Apr-92           3.2
May-92             3
Jun-92           3.1
Jul-92           3.2
Aug-92           3.1
Sep-92             3
Oct-92           3.2
Nov-92             3
Dec-92           2.9
Jan-93           3.3
Feb-93           3.2
Mar-93           3.1
Apr-93           3.2
May-93           3.2
Jun-93             3
Jul-93           2.8
Aug-93           2.8
Sep-93           2.7
Oct-93           2.8
Nov-93           2.7
Dec-93           2.7
Jan-94           2.5
Feb-94           2.5
Mar-94           2.5
Apr-94           2.4
May-94           2.3
Jun-94           2.5
Jul-94           2.8
Aug-94           2.9
Sep-94             3
Oct-94           2.6
Nov-94           2.7
Dec-94           2.7
Jan-95           2.8
Feb-95           2.9
Mar-95           2.9
Apr-95           3.1
May-95           3.2
Jun-95             3
Jul-95           2.8
Aug-95           2.6
Sep-95           2.5
Oct-95           2.8
Nov-95           2.6
Dec-95           2.5
Jan-96           2.7
Feb-96           2.7
Mar-96           2.8
Apr-96           2.9
May-96           2.9
Jun-96           2.8
Jul-96             3
Aug-96           2.9
Sep-96             3
Oct-96             3
Nov-96           3.3
Dec-96           3.3
Jan-97             3
Feb-97             3
Mar-97           2.8
Apr-97           2.5
May-97           2.2
Jun-97           2.3
Jul-97           2.2
Aug-97           2.2
Sep-97           2.2
Oct-97           2.1
Nov-97           1.8
Dec-97           1.7
Jan-98           1.6
Feb-98           1.4
Mar-98           1.4
Apr-98           1.4
May-98           1.7
Jun-98           1.7
Jul-98           1.7
Aug-98           1.6
Sep-98           1.5
Oct-98           1.5
Nov-98           1.5
Dec-98           1.6
Jan-99           1.7
Feb-99           1.6
Mar-99           1.7
Apr-99           2.3
May-99           2.1
Jun-99             2
Jul-99           2.1
Aug-99           2.3
Sep-99           2.6
Oct-99           2.6
Nov-99           2.6
Dec-99           2.7
Jan-00           2.7
Feb-00           3.2
Mar-00           3.7
Apr-00             3
May-00           3.1
Jun-00           3.7
Jul-00           3.7
Aug-00           3.4
Sep-00           3.5
Oct-00           3.4
Nov-00           3.4
Dec-00           3.4
Jan-01           3.7
Feb-01           3.5
Mar-01           2.9
Apr-01           3.3
May-01           3.6
Jun-01           3.2
Jul-01           2.7
Aug-01           2.7
Sep-01           2.6
Oct-01           2.1
Nov-01           1.9
Dec-01           1.6

               EMPLOYMENT
               COST INDEX
DATE           (QUARTERLY)
Mar-92             4
Jun-92             3.6
Sep-92             3.5
Dec-92             3.5
Mar-93             3.5
Jun-93             3.6
Sep-93             3.6
Dec-93             3.5
Mar-94             3.2
Jun-94             3.2
Sep-94             3.2
Dec-94             3
Mar-95             2.9
Jun-95             2.9
Sep-95             2.7
Dec-95             2.7
Mar-96             2.8
Jun-96             2.9
Sep-96             2.8
Dec-96             2.9
Mar-97             2.9
Jun-97             2.8
Sep-97             3
Dec-97             3.3
Mar-98             3.3
Jun-98             3.5
Sep-98             3.7
Dec-98             3.4
Mar-99             3
Jun-99             3.2
Sep-99             3.1
Dec-99             3.4
Mar-00             4.3
Jun-00             4.4
Sep-00             4.3
Dec-00             4.1
Mar-01             4.1
Jun-01             3.9
Sep-01             4.1
Dec-01             4.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

[PHOTO OF AMERICAN FLAG]


Whether or not an economic recovery occurs in 2002, we expect that unemployment may continue to rise during the first half of the year, because it typically lags other economic factors. Other indicators, such as new orders and investor sentiment, indicate that the economy appears to be shifting back into gear, if somewhat slowly and tentatively.

--------------------------------------------------------------------------------
     After marking a low on September 21 in the wake of the terrorist attacks, the S&P 500 Index(R) rose about 20% through the end of 2001.
--------------------------------------------------------------------------------
                                                       Source: Standard & Poor's

Although we suspect the worst may be over for now as far as the U.S. economy is concerned, no one can predict with certainty that a recovery will occur in 2002, or how strong it might be if it does occur. We would not be surprised to see economic indicators and investor sentiment looking healthier by mid-2002, but see little reason to expect a quick turnaround.

--------------------------------------------------------------------------------
S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

The P/E ratio skyrocketed during 2001, ending the year at 48.3, about three times its 30-year average. The fact that this occurred during a time when the S&P 500 Index was down indicates that earnings fell faster than stock prices.


[LINE GRAPH]


Monthly      P/E Ratio     30-Yr Ratio
Dec-91         22.89         16.38
Jan-92         23.03         16.38
Feb-92         25.78         16.38
Mar-92         25.51         16.38
Apr-92         26.03         16.38
May-92         25.22         16.38
Jun-92         25.23         16.38
Jul-92         26.08         16.38
Aug-92         24.22         16.38
Sep-92          24.7         16.38
Oct-92         24.64         16.38
Nov-92          23.8         16.38
Dec-92         24.31         16.38
Jan-93         24.29         16.38
Feb-93         24.44         16.38
Mar-93         23.48         16.38
Apr-93         22.92         16.38
May-93         22.96         16.38
Jun-93          22.9         16.38
Jul-93         22.91         16.38
Aug-93         24.21         16.38
Sep-93         23.77         16.38
Oct-93         24.04         16.38
Nov-93         22.52         16.38
Dec-93         22.95         16.38
Jan-94         22.98         16.38
Feb-94         21.17         16.38
Mar-94         20.34         16.38
Apr-94          20.1         16.38
May-94         20.16         16.38
Jun-94         19.77         16.38
Jul-94         18.63         16.38
Aug-94         18.91         16.38
Sep-94         18.32         16.38
Oct-94         17.51         16.38
Nov-94         16.56         16.38
Dec-94         16.98         16.38
Jan-95         16.05         16.38
Feb-95         16.22         16.38
Mar-95         16.47         16.38
Apr-95            16         16.38
May-95         16.45         16.38
Jun-95         16.77         16.38
Jul-95         16.61         16.38
Aug-95         16.18         16.38
Sep-95         16.85         16.38
Oct-95         16.18         16.38
Nov-95         17.86         16.38
Dec-95         17.41         16.38
Jan-96         18.29         16.38
Feb-96         18.57         16.38
Mar-96         18.94         16.38
Apr-96         19.16         16.38
May-96         19.48         16.38
Jun-96          19.3         16.38
Jul-96         18.31         16.38
Aug-96         18.62         16.38
Sep-96         19.73         16.38
Oct-96         19.59         16.38
Nov-96         21.06         16.38
Dec-96         20.77         16.38
Jan-97         20.52         16.38
Feb-97         20.95         16.38
Mar-97         19.87         16.38
Apr-97         20.23         16.38
May-97         21.45         16.38
Jun-97         22.44         16.38
Jul-97         23.99         16.38
Aug-97         22.74         16.38
Sep-97            24         16.38
Oct-97         22.84         16.38
Nov-97         24.12         16.38
Dec-97         24.53         16.38
Jan-98         25.03         16.38
Feb-98         26.49         16.38
Mar-98         27.98         16.38
Apr-98         26.69         16.38
May-98         26.15         16.38
Jun-98         27.27         16.38
Jul-98         26.94         16.38
Aug-98          22.9         16.38
Sep-98         24.35         16.38
Oct-98         28.07         16.38
Nov-98         30.31         16.38
Dec-98         32.15         16.38
Jan-99          33.9         16.38
Feb-99         32.64         16.38
Mar-99         33.92         16.38
Apr-99          33.9         16.38
May-99         32.74         16.38
Jun-99          34.7         16.38
Jul-99         31.31         16.38
Aug-99         31.21         16.38
Sep-99         30.39         16.38
Oct-99         30.41         16.38
Nov-99         30.65         16.38
Dec-99         32.53         16.38
Jan-00         29.78         16.38
Feb-00         28.59         16.38
Mar-00          31.5         16.38
Apr-00         29.41         16.38
May-00         28.82         16.38
Jun-00         29.31         16.38
Jul-00         28.94         16.38
Aug-00         30.35         16.38
Sep-00         28.64         16.38
Oct-00          27.5         16.38
Nov-00         25.42         16.38
Dec-00         25.39         16.38
Jan-01         27.96         16.38
Feb-01         25.32         16.38
Mar-01          24.1         16.38
Apr-01         28.14         16.38
May-01         28.58         16.38
Jun-01         28.77         16.38
Jul-01         33.36         16.38
Aug-01         31.32         16.38
Sep-01         34.22         16.38
Oct-01         41.31         16.38
Nov-01         46.05         16.38
Dec-01          48.3         16.38


P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.


YIELDS OF U.S. TREASURY SECURITIES
Effective yields of ten-year and five-year Treasuries

For most of 2001, Treasury prices soared, and yields plunged, as investors sought security in the face of economic and stock market declines. Falling interest rates and a decreasing supply of Treasuries aided this trend.


[LINE GRAPH]


Date            5 Yr        10 Yr
31-Dec-91         6.7        5.93
31-Jan-92        7.27        6.43
29-Feb-92        7.25        6.56
31-Mar-92        7.53        6.92
30-Apr-92        7.58        6.88
31-May-92        7.32         6.6
30-Jun-92        7.12        6.27
31-Jul-92        6.71        5.82
31-Aug-92         6.6        5.58
30-Sep-92        6.35        5.32
31-Oct-92        6.79        5.89
30-Nov-92        6.94        6.22
31-Dec-92        6.69        5.99
31-Jan-93        6.36        5.55
28-Feb-93        6.02        5.21
31-Mar-93        6.02        5.24
30-Apr-93        6.01        5.11
31-May-93        6.15        5.37
30-Jun-93        5.78        5.05
31-Jul-93        5.81        5.15
31-Aug-93        5.45        4.79
30-Sep-93        5.38        4.77
31-Oct-93        5.43        4.85
30-Nov-93        5.82        5.16
31-Dec-93        5.79        5.21
31-Jan-94        5.64        5.02
28-Feb-94        6.13        5.57
31-Mar-94        6.74        6.23
30-Apr-94        7.04        6.64
31-May-94        7.15        6.76
30-Jun-94        7.32        6.95
31-Jul-94        7.11        6.73
31-Aug-94        7.17         6.8
30-Sep-94         7.6        7.28
31-Oct-94        7.81        7.49
30-Nov-94        7.91        7.79
31-Dec-94        7.82        7.83
31-Jan-95        7.58        7.51
28-Feb-95         7.2        7.04
31-Mar-95         7.2        7.07
30-Apr-95        7.06        6.88
31-May-95        6.28        6.05
30-Jun-95         6.2        5.97
31-Jul-95        6.43        6.16
31-Aug-95        6.28        6.07
30-Sep-95        6.18        6.02
31-Oct-95        6.02        5.81
30-Nov-95        5.74        5.52
31-Dec-95        5.57        5.38
31-Jan-96        5.58        5.24
29-Feb-96         6.1        5.73
31-Mar-96        6.33        6.09
30-Apr-96        6.67        6.41
31-May-96        6.85        6.63
30-Jun-96        6.71        6.46
31-Jul-96        6.79        6.57
31-Aug-96        6.94        6.73
30-Sep-96         6.7        6.46
31-Oct-96        6.34        6.07
30-Nov-96        6.04        5.83
31-Dec-96        6.42        6.21
31-Jan-97        6.49        6.25
28-Feb-97        6.55        6.39
31-Mar-97         6.9        6.75
30-Apr-97        6.72        6.57
31-May-97        6.66         6.5
30-Jun-97         6.5        6.38
31-Jul-97        6.01         5.9
31-Aug-97        6.34        6.22
30-Sep-97         6.1        5.99
31-Oct-97        5.83        5.71
30-Nov-97        5.87        5.84
31-Dec-97        5.74        5.71
31-Jan-98        5.51        5.38
28-Feb-98        5.62        5.59
31-Mar-98        5.65        5.62
30-Apr-98        5.67        5.64
31-May-98        5.55        5.55
30-Jun-98        5.45        5.47
31-Jul-98        5.49         5.5
31-Aug-98        4.98         4.8
30-Sep-98        4.42        4.22
31-Oct-98        4.61        4.23
30-Nov-98        4.71        4.48
31-Dec-98        4.65        4.54
31-Jan-99        4.65        4.55
28-Feb-99        5.29        5.22
31-Mar-99        5.24         5.1
30-Apr-99        5.35        5.21
31-May-99        5.62        5.58
30-Jun-99        5.78        5.65
31-Jul-99         5.9        5.79
31-Aug-99        5.97        5.87
30-Sep-99        5.88        5.75
31-Oct-99        6.02        5.96
30-Nov-99        6.19        6.11
31-Dec-99        6.44        6.34
31-Jan-00        6.67        6.68
29-Feb-00        6.41         6.6
31-Mar-00           6        6.31
30-Apr-00        6.21        6.54
31-May-00        6.27        6.52
30-Jun-00        6.03        6.19
31-Jul-00        6.03        6.15
31-Aug-00        5.73        5.97
30-Sep-00         5.8        5.85
31-Oct-00        5.75        5.81
30-Nov-00        5.47        5.43
31-Dec-00        5.11        4.98
31-Jan-01        5.11        4.77
28-Feb-01         4.9        4.66
31-Mar-01        4.92        4.56
30-Apr-01        5.34        4.89
31-May-01        5.38        4.91
30-Jun-01        5.41        4.95
31-Jul-01        5.05        4.53
31-Aug-01        4.83        4.38
30-Sep-01        4.59         3.8
31-Oct-01        4.23        3.48
30-Nov-01        4.75        4.06
31-Dec-01        5.05         4.3


Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
4

SCHWAB
MARKETTRACK
GROWTH PORTFOLIO II

[PHOTO OF GERI HOM AND KIM DAIFOTIS]

     "While the stock market struggled, the portfolio's bond holdings helped alleviate some of the poor performance in equities."

         Portfolio Managers
         Geri Hom and
         Kim Daifotis

Geri Hom, a vice president of the investment advisor, is responsible for day-to-day management of the equity portions of the portfolio. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

Kim Daifotis, a vice president of the investment advisor, is responsible for day-to-day management of the bond and cash portions of the portfolio. Prior to joining the firm in 1997, he worked for nearly 17 years in research and asset management.

This portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.


MANAGERS PERSPECTIVE

THE YEAR 2001 PROVED TO BE AMONG THE MOST DIFFICULT FOR FINANCIAL MARKETS IN RECENT MEMORY. Deteriorating corporate earnings, reductions in capital spending, and mounting corporate layoffs pushed the economy into a recession and caused the stock market to tumble. The September 11 attacks jolted markets globally and further damaged an already weakened U.S. economy. Investors, losing their appetites for risk, continued to sell growth-oriented and large-cap stocks in favor of more value-oriented and conservative investments.

THE S&P 500 SECTORS THAT SUFFERED THE MOST FOR THE YEAR WERE TECHNOLOGY, LOSING 24%, AND HEALTHCARE AND COMMUNICATIONS, EACH LOSING 12%. CONSUMER CYCLICALS WAS THE ONLY SECTOR WITH A GAIN, RETURNING 12%. Among all types of equities, small-cap value stocks continued to be the best performing. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, posted strong performance, with a gain of 8.4%, spurred in part by falling interest rates.

AS THE ECONOMY WORKS ITS WAY THROUGH ITS CURRENT VOLATILITY, EQUITY INVESTORS WILL WANT TO HAVE EXPOSURE TO THE VARIOUS MARKET SEGMENTS. It is hard to predict which segments will do well. The Market-Track Growth Portfolio II is designed to provide broad equity exposure for investors while reducing volatility through bond and cash investments.

SCHWAB MARKET TRACK GROWTH PORTFOLIO II

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 12/31/01

This chart compares performance of the portfolio with the S&P 500(R) Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.

[BAR CHART]

                                                                 Lehman Brothers     Growth
                                                    S&P 500      U.S. Aggregate     Composite
                                    Portfolio 1      Index         Bond Index       Index II 2
                                    -----------      -----         ----------       ----------
Total Return
  1 YEAR                              (8.40%)       (11.89%)          8.44%           (8.88%)
  5 YEAR                               7.99%         10.70%           7.43%            8.01%
  SINCE INCEPTION 11/1/96              8.58%         11.47%           7.34%            8.57%


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.


[LINE GRAPH]


             MT Growth                             Lehman Aggregate         Growth Composite
            Portfolio II 1      S&P 500 Index         Bond Index                Index II 2
            --------------      -------------      ----------------         ----------------
01-Nov-96       10000                10000               10000                     10000
30-Nov-96       10490                10777               10178                     10437
31-Dec-96       10420                10564               10083                     10407
31-Jan-97       10670                11223               10115                     10679
28-Feb-97       10710                11311               10140                     10636
31-Mar-97       10460                10848               10027                     10348
30-Apr-97       10780                11494               10178                     10534
31-May-97       11420                12193               10274                     11191
30-Jun-97       11940                12739               10397                     11614
31-Jul-97       12650                13752               10677                     12244
31-Aug-97       12200                12982               10587                     11926
30-Sep-97       12880                13692               10743                     12528
31-Oct-97       12520                13235               10899                     12091
30-Nov-97       12730                13848               10949                     12171
31-Dec-97       12977                14086               11060                     12295
31-Jan-98       13037                14242               11201                     12376
28-Feb-98       13779                15269               11192                     13084
31-Mar-98       14199                16051               11230                     13595
30-Apr-98       14320                16213               11289                     13724
31-May-98       14019                15934               11396                     13486
30-Jun-98       14240                16581               11493                     13661
31-Jul-98       13959                16405               11517                     13415
31-Aug-98       12285                14036               11705                     11731
30-Sep-98       12696                14936               11979                     12090
31-Oct-98       13478                16150               11915                     12700
30-Nov-98       14079                17129               11983                     13306
31-Dec-98       14673                18116               12019                     13940
31-Jan-99       14921                18873               12104                     14183
28-Feb-99       14395                18286               11893                     13669
31-Mar-99       14807                19017               11958                     14044
30-Apr-99       15405                19753               11996                     14609
31-May-99       15127                19287               11891                     14429
30-Jun-99       15735                20357               11853                     15087
31-Jul-99       15621                19722               11803                     14983
31-Aug-99       15518                19624               11797                     14862
30-Sep-99       15467                19086               11934                     14778
31-Oct-99       16095                20294               11978                     15278
30-Nov-99       16569                20707               11977                     15969
31-Dec-99       17553                21926               11919                     17190
31-Jan-00       16777                20825               11880                     16684
29-Feb-00       17176                20431               12024                     17570
31-Mar-00       17975                22429               12182                     18094
30-Apr-00       17376                21754               12147                     17366
31-May-00       16965                21308               12141                     16882
30-Jun-00       17598                21835               12394                     17642
31-Jul-00       17232                21494               12506                     17351
31-Aug-00       18108                22829               12688                     18292
30-Sep-00       17442                21624               12768                     17705
31-Oct-00       17254                21533               12852                     17328
30-Nov-00       16245                19836               13063                     16201
31-Dec-00       16707                19933               13306                     16791
31-Jan-01       17045                20641               13523                     17158
28-Feb-01       15872                18758               13640                     16016
31-Mar-01       15150                17569               13708                     15132
30-Apr-01       16064                18934               13651                     16094
31-May-01       16097                19061               13733                     16152
30-Jun-01       15951                18598               13785                     15963
31-Jul-01       15754                18416               14094                     15678
31-Aug-01       15172                17263               14256                     15113
30-Sep-01       14022                15868               14421                     13842
31-Oct-01       14360                16171               14722                     14282
30-Nov-01       15060                17411               14519                     15019
31-Dec-01       15303                17565               14426                     15299


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the returns would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 The Growth Composite Index II is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. As of 12/31/01, the total number of funds in the Large-Cap, Small-Cap, Foreign and Intermediate Bond Fund categories for the one- and five-year periods were 7,503, 1,673, 1,755, 848 and 996,155, 270, 190, respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

PORTFOLIO FACTS

TOP TEN HOLDINGS 1 as of 12/31/01
------------------------------------------------------------------------------

 (1)  SCHWAB INTERNATIONAL INDEX FUND(R)-
        SELECT SHARES                                20.2%
 (2)  SCHWAB SMALL-CAP INDEX FUND(R)-
        SELECT SHARES                                19.9%
 (3)  SCHWAB TOTAL BOND MARKET INDEX FUND            15.2%
 (4)  SCHWAB VALUE ADVANTAGE MONEY
        MARKETFUND(R)-INVESTOR SHARES                 3.2%
 (5)  BANK OF AMERICA TIME DEPOSIT                    1.8%
 (6)  GENERAL ELECTRIC CO.                            1.5%
 (7)  MICROSOFT CORP.                                 1.3%
 (8)  EXXON MOBIL CORP.                               1.0%
 (9)  WAL-MART STORES, INC.                           1.0%
(10)  CITIGROUP, INC.                                 1.0%
-----------------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS                66.1%


STATISTICS as of 12/31/01
------------------------------------------------------------------------------

                                                       PEER GROUP
                                        PORTFOLIO       AVERAGE 2
------------------------------------------------------------------
Number of Holdings                         482             n/a
------------------------------------------------------------------
Median Market Cap ($ Mil)                $34,676          $43,035
------------------------------------------------------------------
Price/Earnings (P/E) Ratio                 27.5             29.4
------------------------------------------------------------------
Price/Book (P/B) Ratio                     4.5              5.1
------------------------------------------------------------------
12-Month Yield                             2.80%            3.00%
------------------------------------------------------------------
Portfolio Turnover Rate                     13%             103%
------------------------------------------------------------------
Three-Year Beta                            0.72             0.56
       ------------------------------------------------------------------


EXPENSE RATIO as of 12/31/01
------------------------------------------------------------------------------

[BAR GRAPH]

Portfolio                 0.50% 3
Peer Group Average        1.81% 2


PORTFOLIO WEIGHTINGS as of 12/31/01
------------------------------------------------------------------------------
This shows the composition by asset class of the fund's portfolio as of the report date.


ASSET MIX
------------------------------------------------------------------------------

[PIE CHART]


1.      39.4%    Large-Cap Stocks
2.      20.2%    International Stocks
3.      19.9%    Small-Cap Stocks
4.      15.2%    Bonds
5.       5.3%    Short-Term Investments


TARGET MIX
------------------------------------------------------------------------------

[PIE CHART]


1.      40.0%    Large-Cap Stocks
2.      20.0%    Small-Cap Stocks
3.      20.0%    International Stocks
4.      15.0%    Bonds
5.       5.0%    Short-Term Investments



1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 12/31/01, there were 1,444 annuity sub-accounts in the Domestic Hybrid Annuity category.

3 Guaranteed by Schwab and the investment adviser through 4/30/02 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expense.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK--39.4%                                  OF SHARES      (000S)
     ---------------------------------------------------------------------------
     AEROSPACE / DEFENSE--0.5%
     Boeing Co. ...................................          738        $   29
     Crane Co. ....................................          100             3
     General Dynamics Corp. .......................          200            16
     Goodrich Corp. ...............................          100             3
     Lockheed Martin Corp. ........................          400            19
     Northrop Grumman Corp. .......................           61             6
     Raytheon Co. .................................          300            10
     Rockwell Collins, Inc. .......................          100             2
     Rockwell International Corp. .................          100             2
     Textron, Inc. ................................          100             4
     United Technologies Corp. ....................          400            26
                                                                        ------
                                                                           120
                                                                        ------
     AIR TRANSPORTATION--0.1%
     AMR Corp.+ ...................................          100             2
     Delta Air Lines, Inc. ........................          100             3
     FedEx Corp.+ .................................          300            16
     Southwest Airlines Co. .......................          600            11
                                                                        ------
                                                                            32
                                                                        ------
     ALCOHOLIC BEVERAGES--0.2%
     Anheuser-Busch Cos., Inc. ....................          800            36
     Brown-Forman Corp., Class B ..................          100             6
                                                                        ------
                                                                            42
                                                                        ------
     APPAREL--0.1%
     Jones Apparel Group, Inc.+ ...................          100             3
     Liz Claiborne, Inc. ..........................           50             2
     Nike, Inc., Class B ..........................          200            11
     VF Corp. .....................................          100             4
                                                                        ------
                                                                            20
                                                                        ------
     AUTOMOTIVE PRODUCTS / MOTOR VEHICLES--0.4%
     Dana Corp. ...................................          100             1
     Danaher Corp. ................................          100             6
     Delphi Automotive Systems Corp. ..............          379             5
     Eaton Corp. ..................................          100             7
     Ford Motor Co. ...............................        1,498            24
     General Motors Corp. .........................          500            24
     Genuine Parts Co. ............................          100             4
     Goodyear Tire & Rubber Co. ...................          100             2
     Harley-Davidson, Inc. ........................          300            16
     TRW, Inc. ....................................          100             4
     Visteon Corp. ................................          104             2
                                                                        ------
                                                                            95
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     BANKS--2.6%
     AmSouth Bancorp. .............................          250        $    5
     Bank of America Corp. ........................        1,319            83
     Bank of New York Co., Inc. ...................          600            24
     Bank One Corp. ...............................          972            38
     BB&T Corp. ...................................          326            12
     Comerica, Inc. ...............................          150             9
     Fifth Third Bancorp. .........................          502            31
     FleetBoston Financial Corp. ..................          938            34
     Golden West Financial Corp. ..................          100             6
     Huntington Bancshares, Inc. ..................          133             2
     J.P. Morgan Chase & Co. ......................        1,690            61
     KeyCorp., Inc. ...............................          300             7
     Mellon Financial Corp. .......................          400            15
     National City Corp. ..........................          524            15
     Northern Trust Corp. .........................          200            12
     PNC Financial Services Group, Inc. ...........          300            17
     Providian Financial Corp. ....................          200             1
     Regions Financial Corp. ......................          200             6
     SouthTrust Corp. .............................          200             5
     State Street Corp. ...........................          300            16
     SunTrust Banks, Inc. .........................          300            19
     Synovus Financial Corp. ......................          250             6
     U.S. Bancorp. ................................        1,699            36
     Union Planters Corp. .........................          100             5
     Wachovia Corp. ...............................        1,224            38
     Wells Fargo & Co. ............................        1,400            61
     Zions Bancorp. ...............................          100             5
                                                                        ------
                                                                           569
                                                                        ------
     BUSINESS MACHINES & SOFTWARE--3.9%
     Adobe Systems, Inc. ..........................          200             6
     Apple Computer, Inc.+ ........................          200             4
     BMC Software, Inc.+ ..........................          200             3
     Cisco Systems, Inc.+ .........................        6,200           112
     Compaq Computer Corp. ........................        1,300            13
     Compuware Corp.+ .............................          200             2
     Comverse Technology, Inc.+ ...................          100             2
     Dell Computer Corp.+ .........................        2,200            60
     EMC Corp.+ ...................................        1,800            24
     Gateway, Inc.+ ...............................          200             2
     Hewlett-Packard Co. ..........................        1,600            33
     International Business Machines Corp. ........        1,450           175
     Lexmark International, Inc., Class A+ ........          100             6
     Microsoft Corp.+ .............................        4,550           301
     NCR Corp.+ ...................................          100             4

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     BUSINESS MACHINES & SOFTWARE (CONTINUED)
     Network Appliance, Inc.+ .....................          300        $    7
     Novell, Inc.+ ................................          200             1
     Novellus Systems, Inc.+ ......................           75             3
     Oracle Corp.+ ................................        4,600            64
     Palm, Inc.+ ..................................          396             2
     Pitney Bowes, Inc. ...........................          200             8
     Sun Microsystems, Inc.+ ......................        2,600            32
     Unisys Corp.+ ................................          200             3
     Xerox Corp. ..................................          500             5
                                                                        ------
                                                                           872
                                                                        ------
     BUSINESS SERVICES--1.8%
     Allied Waste Industries, Inc.+ ...............          100             1
     Automatic Data Processing, Inc. ..............          500            29
     Cendant Corp.+ ...............................          840            16
     Cintas Corp. .................................          132             6
     Citrix Systems, Inc.+ ........................          100             2
     Computer Associates International, Inc. ......          500            17
     Computer Sciences Corp.+ .....................          100             5
     Concord EFS, Inc.+ ...........................          400            13
     Convergys Corp.+ .............................          137             5
     Deluxe Corp. .................................          100             4
     Electronic Data Systems Corp. ................          400            27
     Equifax, Inc. ................................          100             2
     First Data Corp. .............................          300            24
     Fiserv, Inc.+ ................................          150             6
     H&R Block, Inc. ..............................          200             9
     IMS Health, Inc. .............................          200             4
     Interpublic Group of Cos., Inc. ..............          400            12
     Intuit, Inc.+ ................................          144             6
     Mercury Interactive Corp.+ ...................          100             3
     OmniCom Group, Inc. ..........................          200            18
     Parametric Technology Corp.+ .................          200             2
     Paychex, Inc. ................................          325            11
     PeopleSoft, Inc.+ ............................          300            12
     Qlogic Corp.+ ................................           63             3
     Robert Half International, Inc.+ .............          100             3
     Sapient Corp.+ ...............................          200             2
     Siebel Systems, Inc.+ ........................          400            11
     Stilwell Financial, Inc. .....................          200             5
     TMP Worldwide, Inc.+ .........................           95             4
     Tyco. International Ltd. .....................        1,660            98
     Veritas Software Corp.+ ......................          300            13
     Waste Management, Inc. .......................          545            17
     Yahoo!, Inc.+ ................................          400             7
                                                                        ------
                                                                           397
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     CHEMICAL--0.5%
     Air Products & Chemicals, Inc. ...............          200        $    9
     Dow Chemical Co. .............................          761            26
     E.I. du Pont de Nemours & Co. ................          869            37
     Eastman Chemical Co. .........................          100             4
     Eolab, Inc. ..................................          100             4
     Hercules, Inc.+ ..............................          100             1
     PPG Industries, Inc. .........................          100             5
     Praxair, Inc. ................................          100             6
     Rohm & Haas Co. ..............................          200             7
     Sherwin-Williams Co. .........................          100             3
     Sigma-Aldrich Corp. ..........................          100             4
                                                                        ------
                                                                           106
                                                                        ------
     CONSTRUCTION--0.1%
     Centex Corp. .................................          100             6
     Fluor Corp. ..................................          100             4
     Masco Corp. ..................................          300             7
     Pulte Homes, Inc. ............................           50             2
     The Stanley Works ............................          100             5
     Vulcan Materials Co. .........................          100             5
                                                                        ------
                                                                            29
                                                                        ------
     CONSUMER - DURABLE--0.1%
     Black & Decker Corp. .........................          100             4
     Leggett & Platt, Inc. ........................          100             2
     Maytag Corp. .................................          100             3
     Whirlpool Corp. ..............................          100             7
                                                                        ------
                                                                            16
                                                                        ------
     CONSUMER - NONDURABLE--0.3%
     Darden Restaurants, Inc. .....................          100             4
     Fortune Brands, Inc. .........................          100             4
     Hasbro, Inc. .................................          100             2
     International Game Technology+ ...............           62             4
     Mattel, Inc. .................................          300             5
     McDonald's Corp. .............................        1,100            29
     Newell Rubbermaid, Inc. ......................          200             6
     Starbucks Corp.+ .............................          320             6
     Tricon Global Restaurants, Inc.+ .............          160             8
     Tupperware Corp. .............................          100             2
     Wendy's International, Inc. ..................          100             3
                                                                        ------
                                                                            73
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     CONTAINERS--0.0%
     Pactiv Corp.+ ................................          100        $    2
     Sealed Air Corp.+ ............................           53             2
                                                                        ------
                                                                             4
                                                                        ------
     ELECTRONICS--2.4%
     ADC TeleCommunications, Inc.+ ................          500             2
     Advanced Micro Devices, Inc.+ ................          200             3
     Agilent Technologies, Inc.+ ..................          366            10
     Altera Corp.+ ................................          364             8
     American Power Conversion Corp.+ .............           75             1
     Analog Devices, Inc.+ ........................          300            13
     Applied Biosystems Group - Applera Corp. .....          200             8
     Applied Materials, Inc.+ .....................          700            28
     Applied Micro Circuits Corp.+ ................          221             3
     Broadcom Corp., Class A+ .....................          255            10
     CIENA Corp.+ .................................          300             4
     Conexant Systems, Inc.+ ......................          100             1
     Intel Corp. ..................................        5,600           176
     ITT Industries, Inc. .........................          100             5
     JDS Uniphase Corp.+ ..........................          954             8
     KLA-Tencor Corp.+ ............................          200            10
     Linear Technology Corp. ......................          300            12
     LSI Logic Corp.+ .............................          200             3
     Lucent Technologies, Inc. ....................        2,865            18
     Maxim Integrated Products, Inc.+ .............          300            16
     Micron Technology, Inc.+ .....................          500            16
     Molex, Inc. ..................................          125             4
     Moody's Corp. ................................          100             4
     Motorola, Inc. ...............................        1,771            27
     National Semiconductor Corp.+ ................          100             3
     Nvidia Corp.+ ................................          100             7
     PerkinElmer, Inc. ............................           68             2
     Qualcomm, Inc.+ ..............................          650            33
     Sanmina-SCI Corp.+ ...........................          500            10
     Scientific-Atlanta, Inc. .....................          100             2
     Solectron Corp.+ .............................          500             6
     Symbol Technologies, Inc. ....................          139             2
     Tektronix, Inc.+ .............................          100             3
     Tellabs, Inc.+ ...............................          300             4
     Teradyne, Inc.+ ..............................          100             3
     Texas Instruments, Inc. ......................        1,400            39
     Thermo Electron Corp.+ .......................          100             2
     Univision Communications, Inc., Class A+ .....          154             6

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     ELECTRONICS (CONTINUED)
     Vitesse Semiconductor Corp.+ .................          127        $    2
     Waters Corp.+ ................................          100             4
     Xilinx, Inc.+ ................................          300            12
                                                                        ------
                                                                           530
                                                                        ------
     ENERGY - RAW MATERIALS--0.4%
     Anadarko Petroleum Corp. .....................          245            14
     Apache Corp. .................................          110             5
     Baker Hughes, Inc. ...........................          231             8
     Burlington Resources, Inc. ...................          200             8
     Devon Energy Corp. ...........................          100             4
     EOG Resources, Inc. ..........................           82             3
     Halliburton Co. ..............................          400             5
     Nabors Industries, Inc.+ .....................          100             3
     Noble Drilling Corp.+ ........................          100             3
     Occidental Petroleum Corp. ...................          300             8
     Rowan Cos., Inc.+ ............................          100             2
     Schlumberger Ltd .............................          500            27
                                                                        ------
                                                                            90
                                                                        ------
     FOOD & AGRICULTURE--1.5%
     Archer-Daniels-Midland Co. ...................          574             8
     Campbell Soup Co. ............................          300             9
     Coca-Cola Co. ................................        2,100            99
     Coca-Cola Enterprises, Inc. ..................          300             6
     ConAgra Foods, Inc. ..........................          500            12
     General Mills, Inc. ..........................          350            18
     H.J. Heinz Co. ...............................          300            12
     Hershey Foods Corp. ..........................          100             7
     Kellogg Co. ..................................          300             9
     The Pepsi Bottling Group, Inc. ...............          252             6
     PepsiCo., Inc. ...............................        1,530            75
     Sara Lee Corp. ...............................          600            13
     Supervalu, Inc. ..............................          100             2
     Sysco Corp. ..................................          600            16
     Unilever NV - Sponsored ADR ..................          457            26
     Wm. Wrigley Jr. Co. ..........................          200            10
                                                                        ------
                                                                           328
                                                                        ------
     GOLD--0.1%
     Barrick Gold Corp. ...........................          406             6
     Placer Dome, Inc. ............................          200             2
     Newmont Mining Corp. .........................          100             2
                                                                        ------
                                                                            10
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     HEALTHCARE / DRUGS & MEDICINE--5.6%
     Abbott Laboratories ..........................        1,300        $   72
     Allergan, Inc. ...............................          100             8
     American Home Products Corp. .................        1,100            68
     AmerisourceBergen Corp. ......................          100             6
     Amgen, Inc.+ .................................          900            51
     Baxter International, Inc. ...................          500            27
     Becton, Dickinson & Co. ......................          200             7
     Biogen, Inc.+ ................................          100             6
     Biomet, Inc. .................................          225             7
     Boston Scientific Corp.+ .....................          414            10
     Bristol-Myers Squibb Co. .....................        1,600            82
     C.R. Bard, Inc. ..............................          100             6
     Cardinal Health, Inc. ........................          375            24
     Chiron Corp.+ ................................          200             9
     Eli Lilly & Co. ..............................          900            71
     Forest Laboratories, Inc., Class A+ ..........          100             8
     Genzyme Corp. - General Division+ ............          200            12
     Guidant Corp.+ ...............................          300            15
     HCA, INC .....................................          500            19
     Health Management Associates, Inc., Class A+ .          200             4
     HealthSouth Corp.+ ...........................          268             4
     Humana, Inc.+ ................................          100             1
     Immunex Corp.+ ...............................          500            14
     Johnson & Johnson ............................        2,576           152
     King Pharmaceuticals, Inc.+ ..................          233            10
     Manor Care, Inc.+ ............................          100             2
     McKesson Corp. ...............................          274            10
     Medimmune, Inc.+ .............................          200             9
     Medtronic, Inc. ..............................        1,000            51
     Merck & Co., Inc. ............................        1,900           112
     Pfizer, Inc. .................................        5,350           213
     Pharmacia Corp. ..............................        1,057            45
     Quintiles Transnational Corp.+ ...............          100             2
     Schering-Plough Corp. ........................        1,200            43
     St. Jude Medical, Inc.+ ......................          100             8
     Stryker Corp. ................................          137             8
     Tenet Healthcare Corp.+ ......................          300            18
     UnitedHealth Group, Inc. .....................          300            21
     Watson Pharmaceuticals, Inc.+ ................          100             3
     Wellpoint Health Networks, Inc.+ .............           50             6
     Zimmer Holdings, Inc.+ .......................          200             6
                                                                        ------
                                                                         1,250
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     HOUSEHOLD PRODUCTS--0.8%
     Avon Products, Inc. ..........................          200        $    9
     Clorox Co. ...................................          200             8
     Colgate-Palmolive Co. ........................          500            29
     Gillette Co. .................................          900            30
     International Flavors & Fragrances, Inc. .....          100             3
     Procter & Gamble Co. .........................        1,100            87
                                                                        ------
                                                                           166
                                                                        ------
     INSURANCE--1.8%
     Aetna, Inc. ..................................          100             3
     AFLAC, Inc. ..................................          400            10
     Allstate Corp. ...............................          600            20
     AMBAC Financial Group, Inc. ..................           73             4
     American International Group, Inc. ...........        2,246           178
     AON Corp. ....................................          250             9
     Chubb Corp. ..................................          200            14
     CIGNA Corp. ..................................          100             9
     CIncinnati Financial Corp. ...................          100             4
     Conseco, Inc. ................................          232             1
     Hartford Financial Services Group, Inc. ......          200            13
     Jefferson-Pilot Corp. ........................          175             8
     John Hancock Financial Services ..............          249            10
     Lincoln National Corp. .......................          200            10
     Loews Corp. ..................................          200            11
     Marsh & McLennan Cos., Inc. ..................          250            27
     MBIA, Inc. ...................................          150             8
     Metlife, Inc. ................................          640            20
     MGIC Investment Corp. ........................          100             6
     Progressive Corp. ............................           55             8
     SAFECO Corp. .................................          100             3
     St. Paul Cos., Inc. ..........................          200             9
     Torchmark Corp. ..............................          100             4
     UnumProvident Corp. ..........................          173             5
     Xl Capital Ltd., Class A .....................          105            10
                                                                        ------
                                                                           404
                                                                        ------
     MEDIA--1.5%
     AOL Time Warner, Inc.+ .......................        3,700           119
     Clear Channel Communications, Inc.+ ..........          529            27
     Comcast Corp., Special Class A+ ..............          800            29
     Dow Jones & Co., Inc. ........................          100             5
     Gannett Co., Inc. ............................          200            13
     Knight-Ridder, Inc. ..........................          100             7
     McGraw-Hill Cos., Inc. .......................          200            12
     New York Times Co., Class A ..................          100             4

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     MEDIA (CONTINUED)
     R.R. Donnelley & Sons Co. ....................          100        $    3
     Tribune Co. ..................................          200             8
     Viacom, Inc., Class B+ .......................        1,442            64
     The Walt Disney Co. ..........................        1,800            37
                                                                        ------
                                                                           328
                                                                        ------
     MISCELLANEOUS--0.0%
     Sabre Holdings Corp.+ ........................           72             3
                                                                        ------
     MISCELLANEOUS FINANCE--2.7%
     American Express Co. .........................        1,100            39
     Bear Stearns Cos., Inc. ......................          110             6
     Capital One Financial Corp. ..................          200            11
     Charles Schwab Corp. .........................        1,025            16
     Charter One Financial, Inc. ..................          110             3
     Citigroup, Inc. ..............................        4,307           217
     Countrywide Credit Industries, Inc. ..........          100             4
     Fannie Mae ...................................          800            64
     Franklin Resources, Inc. .....................          200             7
     Freddie Mac ..................................          600            39
     Household International, Inc. ................          406            24
     Lehman Brothers Holdings, Inc. ...............          200            13
     MBNA Corp. ...................................          725            26
     Merrill Lynch & Co., Inc. ....................          700            36
     Morgan Stanley Dean Witter & Co. .............          930            52
     T. Rowe Price Group, Inc. ....................          100             3
     USA Education, Inc. ..........................          100             8
     Washington Mutual, Inc. ......................          750            25
                                                                        ------
                                                                           593
                                                                        ------
     NON-FERROUS METALS--0.2%
     Alcan, Inc. ..................................          300            11
     Alcoa, Inc. ..................................          700            25
     Engelhard Corp. ..............................          100             3
     Freeport-McMoran Copper & Gold, Inc., Class B+          100             1
     Inco Ltd.+ ...................................          100             2
     Phelps Dodge Corp. ...........................          100             3
                                                                        ------
                                                                            45
                                                                        ------
     OIL - DOMESTIC--0.3%
     Amerada Hess Corp. ...........................          100             6
     Ashland, Inc. ................................          100             5
     Conoco, Inc., Class B ........................          500            14
     Kerr-McGee Corp. .............................          100             5
     Phillips Petroleum Co. .......................          330            20

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     OIL - DOMESTIC (CONTINUED)
     Sunoco, Inc. .................................          100        $    4
     Transocean Sedco Forex, Inc. .................          258             9
     Unocal Corp. .................................          200             7
     Marathon Oil Corp. ...........................          200             6
                                                                        ------
                                                                            76
                                                                        ------
     OIL - INTERNATIONAL--1.8%
     ChevronTexaco Corp. ..........................          885            79
     Exxon Mobil Corp. ............................        5,820           229
     Royal Dutch Petroleum Co. - Sponsored ADR ....        1,800            88
                                                                        ------
                                                                           396
                                                                        ------
     OPTICAL & PHOTO--0.0%
     Eastman Kodak Co. ............................          200             6
                                                                        ------
     PAPER & FOREST PRODUCTS--0.3%
     Georgia-Pacific Group ........................          126             3
     International Paper Co. ......................          370            15
     Kimberly-Clark Corp. .........................          500            30
     Louisiana-Pacific Corp. ......................          100             1
     Mead Corp. ...................................          100             3
     Temple-Inland, Inc. ..........................          100             6
     Westvaco Corp. ...............................          100             3
     Weyerhaeuser Co. .............................          200            11
     Willamette Industries, Inc. ..................          100             5
                                                                        ------
                                                                            77
                                                                        ------
     PRODUCER GOODS & MANUFACTURING--2.3%
     Avery Dennison Corp. .........................          100             6
     Caterpillar, Inc. ............................          300            16
     Cooper Industries, Inc. ......................          100             4
     Corning, Inc. ................................          700             6
     Deere & Co. ..................................          200             9
     Dover Corp. ..................................          200             7
     Emerson Electric Co. .........................          400            23
     General Electric Co. .........................        8,400           337
     Honeywell International, Inc. ................          687            23
     Illinois Tool Works, Inc. ....................          300            20
     Ingersoll-Rand Co. ...........................          100             4
     Jabil Circuit, Inc.+ .........................          108             2
     Johnson Controls, Inc. .......................          100             8
     Millipore Corp. ..............................          100             6
     Minnesota Mining & Manufacturing Co. .........          300            35
     Pall Corp. ...................................          100             2
     Parker-Hannifin Corp. ........................          100             5

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     PRODUCER GOODS & MANUFACTURING (CONTINUED)
     PMC Sierra, Inc.+ ............................          100        $    2
     W.W. Grainger, Inc. ..........................          100             5
                                                                        ------
                                                                           520
                                                                        ------
     RAILROAD & SHIPPING--0.2%
     Burlington Northern Santa Fe Corp. ...........          300             9
     CSX Corp. ....................................          200             7
     Norfolk Southern Corp. .......................          400             7
     Union Pacific Corp. ..........................          200            11
                                                                        ------
                                                                            34
                                                                        ------
     REAL PROPERTY--0.1%
     Equity Office Properties Trust ...............          300             9
     Equity Residential Properties Trust ..........          200             6
                                                                        ------
                                                                            15
                                                                        ------
     RETAIL--2.8%
     Albertson's, Inc. ............................          300             9
     AutoZone, Inc.+ ..............................          100             7
     Bed, Bath & Beyond, Inc.+ ....................          200             7
     Best Buy Co., Inc.+ ..........................          200            15
     Big Lots, Inc.+ ..............................           88             1
     Circuit City Stores-Circuit City Group .......          100             3
     Costco Wholesale Corp.+ ......................          400            18
     CVS Corp. ....................................          290             9
     Dillards, Inc., Class A ......................          100             2
     Dollar General Corp. .........................          195             3
     Family Dollar Stores, Inc. ...................          100             3
     Federated Department Stores, Inc.+ ...........          200             8
     The Gap, Inc. ................................          737            10
     Home Depot, Inc. .............................        2,000           102
     J.C. Penney Co., Inc. ........................          200             5
     K Mart Corp.+ ................................          300             2
     Kohl's Corp.+ ................................          300            21
     Kroger Co.+ ..................................          700            15
     Limited, Inc. ................................          300             4
     Lowe's Cos, Inc. .............................          700            33
     May Department Stores Co. ....................          250             9
     Nordstrom, Inc. ..............................          100             2
     Office Depot, Inc.+ ..........................          200             4
     RadioShack Corp. .............................          100             3
     Safeway, Inc.+ ...............................          400            17
     Sears, Roebuck & Co. .........................          300            14
     Staples, Inc.+ ...............................          300             6
     Target Corp. .................................          800            33

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     RETAIL (CONTINUED)
     Tiffany & Co., Inc. ..........................          150        $    5
     TJX Cos., Inc. ...............................          200             8
     Toys `R' Us, Inc.+ ...........................          200             4
     Wal-Mart Stores, Inc. ........................        3,800           219
     Walgreen Co. .................................          800            27
     Winn-Dixie Stores, Inc. ......................          100             1
                                                                        ------
                                                                           629
                                                                        ------
     STEEL--0.0%
     Allegheny Technologies, Inc. .................          100             2
     Nucor Corp. ..................................          100             5
     United States Steel Corp. ....................          100             2
                                                                        ------
                                                                             9
                                                                        ------
     TELEPHONE--2.3%
     Alltel Corp. .................................          300            19
     AT&T Corp. ...................................        2,890            52
     AT&T Wireless Services, Inc.+ ................        2,130            31
     Avaya, Inc.+ .................................          188             2
     BellSouth Corp. ..............................        1,600            61
     CenturyTel, Inc. .............................          150             5
     Citizens Communications Co.+ .................          208             2
     Nextel Communications, Inc., Class A+ ........          600             7
     Nortel Networks Corp. ........................        2,427            18
     Qwest Communications International, Inc. .....        1,327            19
     SBC Communications, Inc. .....................        2,881           113
     Sprint Corp. (FON Group) .....................          800            16
     Sprint Corp. (PCS Group)+ ....................          800            20
     Verizon Communications, Inc. .................        2,288           109
     WorldCom, Inc.- WorldCom Group+ ..............        2,531            36
                                                                        ------
                                                                           510
                                                                        ------
     TOBACCO.--0.4%
     Philip Morris Cos., Inc. .....................        1,800            83
     UST, Inc. ....................................          100             4
                                                                        ------
                                                                            87
                                                                        ------
     TRAVEL & RECREATION--0.1%
     Brunswick Corp. ..............................          100             2
     Carnival Corp. ...............................          500            14
     Harrah's Entertainment, Inc.+ ................          100             4
     Hilton Hotels Corp. ..........................          200             2
     Marriott International, Inc., Class A ........          200             8
     Starwood Hotels & Resorts Worldwide, Inc. ....          100             3
                                                                        ------
                                                                            33
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001


                                                           NUMBER        VALUE
     COMMON STOCK (CONTINUED)                             OF SHARES      (000S)
     ---------------------------------------------------------------------------
     TRUCKING & FREIGHT--0.0%
     Paccar, Inc. .................................          100        $    7
                                                                        ------
     UTILITIES - ELECTRIC & GAS--1.2%
     AES Corp.+ ...................................          400             7
     Allegheny Energy, Inc. .......................           78             3
     Ameren Corp. .................................          100             4
     American Electric Power Co., Inc. ............          260            11
     Calpine Corp.+ ...............................          200             3
     Cinergy Corp. ................................          100             3
     CMS Energy Corp. .............................          100             2
     Consolidated Edison, Inc. ....................          200             8
     Constellation Energy Group, Inc. .............          100             3
     Dominion Resources, Inc. .....................          246            15
     DTE Energy Co. ...............................          100             4
     Duke Energy Corp. ............................          600            24
     Dynegy, Inc., Class A ........................          300             8
     Edison International+ ........................          200             3
     El Paso Corp. ................................          446            20
     Entergy Corp. ................................          200             8
     Exelon Corp. .................................          287            14
     FirstEnergy Corp. ............................          266             9
     FPL Group, Inc. ..............................          200            11
     KeySpan Corp. ................................          100             3
     Kinder Morgan, Inc. ..........................           81             5
     Mirant Corp.+ ................................          238             4
     Niagara Mohawk Holdings, Inc.+ ...............          100             2
     NiSource, Inc. ...............................          157             4
     PG&E Corp.+ ..................................          300             6
     Pinnacle West Capital Corp. ..................          100             4
     PPL Corp. ....................................          100             4
     Progress Energy, Inc. ........................          227            10
     Public Service Enterprise Group, Inc. ........          200             8
     Reliant Energy, Inc. .........................          200             5
     Sempra Energy ................................          185             5
     Southern Co. .................................          600            15
     Teco Energy, Inc. ............................          100             3
     TXU Corp. ....................................          200             9
     Williams Cos., Inc. ..........................          400            10
     XCEL Energy, Inc. ............................          255             7
                                                                        ------
                                                                           264
                                                                        ------
     TOTAL COMMON STOCK
     (Cost $7,675) ................................                      8,785
                                                                        ------

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                       NUMBER        VALUE
    INVESTMENT FUNDS--55.3%                           OF SHARES      (000S)
    --------------------------------------------------------------------------
    Schwab International Index Fund(R), Select
        Shares ....................................      359,666       $ 4,510
    Schwab Small-Cap Index Fund(R), Select Shares .      253,079         4,431
    Schwab Total Bond Market Index Fund ...........      339,330         3,387
                                                                       -------
    TOTAL INVESTMENT FUNDS
    (Cost $13,367) ................................                     12,328
                                                                       -------


                                                        NUMBER OF
                                                       SHARES/PAR
SHORT-TERM INVESTMENTS--5.4%                           (000S)
--------------------------------------------------------------------------------
    Schwab Value Advantage Money Fund(R),
     Investor Shares, 1.89%* ......................      712,387           712
    Brown Brothers & Harriman, Grand Cayman
      Time Deposit 1.05%*, 01/02/02 ...............           80            80
    Bank of America Time Deposit
      1.05%*, 01/02/02 ............................          400           400
                                                                       -------
    TOTAL SHORT TERM INVESTMENTS
      (Cost $1,192) ...............................                      1,192
                                                                       -------
    TOTAL INVESTMENTS--100.1%
      (Cost $22,234) ..............................                     22,305
                                                                       -------
    OTHER ASSETS AND LIABILITIES, NET--(0.1%)
    Other assets ..................................                         10
    Liabilities ...................................                        (22)
                                                                       -------
                                                                           (12)
                                                                       -------
    TOTAL NET ASSETS--100.0% ....................                      $22,293
                                                                       =======


    NOTES TO SCHEDULE OF INVESTMENTS

    + Non-income producing security.

    * Interest rate represents the yield on report date.

    ADR--American Depositary Receipt.


                 See accompanying Notes to Financial Statements.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)
DECEMBER 31, 2001


ASSETS:
  Investments, at value (Cost: $22,234) ............................        $ 22,305
  Receivables:
    Dividends ......................................................               9
    Dividend tax reclaim ...........................................               1
                                                                            --------
      Total assets .................................................          22,315
                                                                            --------
LIABILITIES:
  Payables:
    Investments purchased ..........................................               4
    Fund shares redeemed ...........................................               3
  Accrued expenses .................................................              15
                                                                            --------
      Total liabilities ............................................              22
                                                                            --------
Net assets applicable to outstanding shares ........................        $ 22,293
                                                                            ========
NET ASSETS Consist of

  Paid-in capital ..................................................        $ 22,127
  Undistributed net investment income ..............................             361
  Accumulated net realized loss on investments
       sold and foreign currency transactions ......................            (266)
  Net unrealized appreciation on investments and
        foreign currency translation ...............................              71
                                                                            --------
                                                                            $ 22,293
                                                                            ========

PRICING OF SHARES
  Outstanding shares, $0.00001 par value (unlimited shares
    authorized).....................................................           1,717

NET ASSET VALUE, offering and redemption price per share ...........        $  12.99


                See accompanying Notes to Financial Statements.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1) .............................        $   460
  Interest ....................................................................             10
                                                                                       -------
    Total investment Income ...................................................            470
                                                                                       -------
EXPENSES:
  Investment advisory and administration fees .................................             95
  Custodian fees ..............................................................             25
  Portfolio accounting fees ...................................................              3
  Professional fees ...........................................................             28
  Registration fees ...........................................................              1
  Shareholder reports .........................................................             18
  Trustees' fees ..............................................................              5
  Other expenses ..............................................................              3
                                                                                       -------
                                                                                           178

Less: expenses reduced (see Note 4) ...........................................            (70)
                                                                                       -------
  Net expenses incurred by fund ...............................................            108
                                                                                       -------
NET INVESTMENT INCOME .........................................................            362
                                                                                       -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:

     Net realized loss on investments sold and
       foreign currency transactions ..........................................           (308)

     Net realized gains received from underlying funds ........................            145
                                                                                       -------
         Net realized loss on investments and
             foreign currency transactions ....................................           (163)
                                                                                       -------
CHANGE IN NET UNREALIZED DEPRECIATION ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSLATION:
    Net unrealized depreciation on investments and foreign
          currency translation ................................................         (2,180)
                                                                                       -------
Net loss on investments .......................................................         (2,343)
                                                                                       -------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................        $(1,981)
                                                                                       =======



                See accompanying Notes to Financial Statements.
                                                                              23

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31,


                                                                         2001             2000
                                                                         ----             ----
OPERATIONS:
  Net investment Income .....................................        $    362         $    578
  Net realized gain (loss) on investments sold and foreign
    currency transactions ...................................            (308)             267
  Net realized gain received from underlying funds ..........             145               --
  Net unrealized depreciation on investments and foreign
    currency translation ....................................          (2,180)          (1,969)
                                                                     --------         --------
  Decrease in net assets resulting from operations ..........          (1,981)          (1,124)
                                                                     --------         --------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends to shareholders from net investment income ......            (578)            (207)
  Distributions to shareholders from net capital gains ......            (356)            (166)
                                                                     --------         --------
  Total dividends and distributions to shareholders .........            (934)            (373)
                                                                     --------         --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold .................................           5,965            8,089
  Net asset value of shares issued in reinvestment of dividends           934              373
  Less payments for shares redeemed .........................          (3,957)          (3,655)
                                                                     --------         --------
  Increase in net assets from capital share transactions ....           2,942            4,807
                                                                     --------         --------
Total Increase in net assets ................................              27            3,310

NET ASSETS:
  Beginning of period .......................................          22,266           18,956
                                                                     --------         --------
  End of period (Including undistributed net investment Income
      of $361 and $577, respectively) .......................        $ 22,293         $ 22,266
                                                                     ========         ========
NUMBER OF FUND SHARES:
  Sold ......................................................             431              515
  Reinvested ................................................              73               26
  Redeemed ..................................................            (291)            (234)
                                                                     --------         --------
  Net Increase in shares outstanding ........................             213              307

SHARES OUTSTANDING:
  Beginning of period .......................................           1,504            1,197
                                                                     --------         --------
  End of period .............................................           1,717            1,504
                                                                     ========         ========



                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


SCHWAB MARKET TRACK                                              1/1/01-       1/1/00-       1/1/99-       1/1/98-       1/1/97-
GROWTH PORTFOLIO II                                              12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
----------------------------------------------------------------------------------------------------------------------------------
PER - SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           14.81         15.84         14.24         12.95         10.42
                                                                 ----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                           0.18          0.35          0.15          0.17          0.22 1
  Net realized and unrealized gains or losses                    (1.43)        (1.13)         2.63          1.52          2.33
                                                                 ----------------------------------------------------------------
  Total income or loss from investment
    operations                                                   (1.25)        (0.78)         2.78          1.69          2.55
Less distributions:
  Dividends from net investment income                           (0.35)        (0.14)        (0.18)        (0.15)        (0.02)
  Distributions from net realized gains                          (0.22)        (0.11)        (1.00)        (0.25)           -- 2
                                                                 ----------------------------------------------------------------
  Total distributions                                            (0.57)        (0.25)        (1.18)        (0.40)        (0.02)
                                                                 ----------------------------------------------------------------
Net asset value at end of period                                 12.99         14.81         15.84         14.24         12.95
                                                                 ================================================================
Total return (%)                                                 (8.40)        (4.82)        19.63         13.07         24.54


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                              0.50          0.55 3        0.56          0.57          0.75
Expense reductions reflected in above ratio                       0.32          0.28          0.53          0.71          1.24
Ratio of net investment income to
  average net assets                                              1.67          2.80          1.32          1.64          1.98
Portfolio turnover rate                                             13            19            14            67            81
Net assets, end of period ($ x 1,000,000)                           22            22            19            14            10


1 Per share information presented is based upon the average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

2     Less than one cent per share.

3 Would have been 0.56% if certain non-routine expenses (proxy fees) had been included.


                See accompanying Notes to Financial Statements.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL CURRENCY AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE NOTED.)

1. DESCRIPTION OF THE FUND

The Schwab MarketTrack Growth Portfolio II (the "fund") is a series of Schwab Annuity Portfolios (the "trust"), a diversified, no-load, open-end management investment company organized as a Massachusetts business trust on January 21, 1994 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Investments in underlying funds are valued at their respective daily net asset values as determined by those funds, in accordance with the 1940 Act. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions, investment income and realized gains (losses) -- Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Foreign currency translation -- The accounting records of the fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the fund denominated in foreign currencies are translated into U.S. dollars at the exchange rates on December 31, 2001. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The fund separates within its statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held.

Expenses -- Expenses arising in connection with the fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

For Federal income tax purposes, the cost of securities owned at December 31, 2001 and the net realized gains or losses on securities sold for the period then ended was different from the amounts reported for financial reporting purposes as shown below. The aggregate gross unrealized appreciation and depreciation at December 31, 2001 for the Schwab MarketTrack Growth Portfolio II is a follows:

   Federal       Net Unrealized      Appreciated         Depreciated
   Tax Cost       Depreciation        Securities          Securities
   --------       ------------        ----------          ----------
   $22,562          $(257)             $2,530              $(2,787)

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


On December 21, 2001, the fund declared distributions from ordinary income and long-term capital gains in the amounts of $0.35 and $0.22, respectively. The tax character of dividends and distributions paid during the year ended December 31, 2001 was as follows:

                               SCHWAB MARKETTRACK
                               GROWTH PORTFOLIO II
                               -------------------
                                       2001
                                       ----
Ordinary Income                        $636
Long-term capital gain                  298
                                       ----
Total                                  $934


As of December 31, 2001, the components of distributable earnings/(Accumulated Losses) on a tax basis were as follows:

                                         SCHWAB MARKETTRACK
                                        GROWTH PORTFOLIO II
                                        -------------------
Undistributed ordinary income                   $361
Undistributed long-term capital gain              61
Unrealized depreciation                         (257)
                                                ----
Total distributable earnings                    $165

Reclassifications--Accounting principles generally accepted in the United
States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2001, there were no reclassifications.

Implementation of New Accounting Standards--The fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the fund upon adoption of the provisions of the Guide.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement--The trust has an investment advisory and administration agreement with Charles Schwab Investment
Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.44% of the first $500 million of average daily net assets, and 0.39% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the year ended December 31, 2001 (see Note 4).

Officers and trustees--Certain officers and trustees of the trust are also officers and/or directors of the investment adviser. For the year ended December 31, 2001, the fund made no direct payments to its officers or trustees who were "interest persons" within the meaning of the 1940 Act. The fund incurred fees of $5 related to the trust's unaffiliated trustees.

Other affiliated parties and transactions--Pursuant to an Exemptive Order issued by the SEC, the fund may invest in other SchwabFunds(R). As of December 31, 2001, the fund owned 0.38% of the outstanding shares of the Schwab International Index Fund(R); less than one-tenth percent of the outstanding shares of the Schwab Value Advantage Money Fund(R); 0.35% of the outstanding shares of the Schwab Total Bond Market Index Fund and; 0.25% of the outstanding shares of the Schwab Small-Cap Index Fund(R).

As of December 31, 2001, the Schwab MarketTrack Growth Portfolio II held common stock of The Charles Schwab Corp., an affiliated issuer, with a current value of $16.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser guarantees that, through at least April 30, 2002, the fund's net operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses.

For the year ended December 31, 2001, the total of such fees and expenses reduced by the investment adviser were $70.

5. BORROWING AGREEMENTS

The fund may obtain temporary bank loans through its trust to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations and U.S. government securities, aggregated $5,102 and $2,642, respectively, for the year ended December 31, 2001.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
DECEMBER 31, 2001 ANNUAL REPORT
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Schwab MarketTrack Growth Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack Growth Portfolio II (one of the portfolios constituting the Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

SCHWAB MARKETTRACK GROWTH PORTFOLIO II
DECEMBER 31, 2001 ANNUAL REPORT
TAX DESIGNATIONS (UNAUDITED)

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Schwab MarketTrack Growth Portfolio II hereby designates 93% of the ordinary income dividends as qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

FUND TRUSTEES (unaudited)


A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report.

Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are the "interested trustees" listed in the first table. The "independent trustees" in the third table are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

Each of the SchwabFunds (of which there were 44 as of 12/31/01) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 800-435-4000.



INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                                TRUST POSITION(S);
NAME AND BIRTHDATE              TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB               Chair. Trustee:                 Chair, Co-CEO, Director, The Charles Schwab Corp.; CEO,
7/29/37                         Family of Funds, 1989;          Director, Schwab Holdings, Inc.; Chair, Director, Charles
                                Investments, 1991;              Schwab & Co., Inc., Charles Schwab Investment Management,
                                Capital Trust, 1993;            Inc.; Chair, Schwab Retirement Plan Services, Inc.; until 7/01
                                Annuity Portfolios, 1994.       Director, The Charles Schwab Trust Co.; Director, U.S. Trust
                                                                Corp.; until 1/99, Chair, Director, Mayer & Schweitzer, Inc.
                                                                (securities brokerage subsidiary of The Charles Schwab Corp.);
                                                                Director, The Gap, Inc. (clothing retailer), Audiobase, Inc.
                                                                (Internet audio solutions), Vodafone AirTouch PLC (telecom),
                                                                Siebel Systems (software), Xign, Inc. (electronic payment
                                                                systems).
-------------------------------------------------------------------------------------------------------------------------------
JOHN P. COGHLAN                 President, CEO.                 Vice Chair, EVP, The Charles Schwab Corp.; Vice Chair,
5/6/51                          Trustee: 2000                   Enterprise President, Retirement Plan Services, Services for
                                (all trusts).                   Investment Managers, Charles Schwab & Co., Inc.; CEO,
                                                                Director, Charles Schwab Investment Management, Inc.;
                                                                President, CEO, Director, The Charles Schwab Trust Co.;
                                                                President, Director, Schwab Retirement Technologies, Inc.;
                                                                Director, Charles Schwab Asset Management (Ireland) Ltd.,
                                                                Charles Schwab Worldwide Funds PLC, Performance Technologies,
                                                                Inc., Schwab Retirement Plan Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------
JEREMIAH H. CHAFKIN             EVP, COO. Trustee:              EVP, Asset Management Products and Services, Charles Schwab &
5/9/59                          2000 (all trusts).              Co., Inc.; President, COO, Charles Schwab Investment
                                                                Management, Inc.; Director, Charles Schwab Asset Management
                                                                (Ireland) Ltd., Charles Schwab Worldwide Funds PLC; until
                                                                9/99, Senior Managing Director, Bankers Trust Co.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES


NAME AND BIRTHDATE         TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG              Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; VP, The
3/7/51                     Financial Officer.             Charles Schwab Trust Co.; 1994-96, Controller, Robertson Stephens
                                                          Investment Management, Inc.

---------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD            SVP, Chief Investment          SVP, Chief Investment Officer, Charles Schwab Investment
4/5/55                     Officer.                       Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                          Trust Co.
---------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON             Secretary.                     SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                   Investment Management, Inc.; until 6/98, San Francisco Branch
                                                          Chief in Enforcement, U.S. Securities and Exchange Commission.


INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE        TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD         Family of Funds, 1989;          CEO, Dorward & Associates (management, marketing, marketing
9/23/31                   Investments, 1991;              consulting); 1996-99, EVP, Managing Director, Grey Advertising.
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES          Family of Funds, 1989;          Chair, CEO, Director, Semloh Financial, Inc. (international
5/15/31                   Investments, 1991;              financial services and investment advisory firm.).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS        Family of Funds, 1989;          Managing Partner, D.R. Stephens & Co. (investments); until 1996,
6/28/38                   Investments, 1991;              Chair, CEO, North American Trust (real estate investment).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY         Family of Funds, 1989;          Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                   Investments, 1991;              investments).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
---------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER        2000 (all trusts).              Special Advisor to the President, Stanford University; 1996-2000 VP,
8/13/60                                                   Business Affairs, CFO, Stanford University; until 2/96, CFO, Eureka
                                                          Bank; CFO, COO, America First Eureka Holdings, Inc. (holding company); Director, America First Cos., (venture capital/fund management),
                                                          Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and
                                                          Clinics, SRI International (research), LookSmart, Ltd. (internet infrastructure), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                          Children's Hospital.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES  CONTINUED

NAME AND BIRTHDATE         TRUSTEE SINCE            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER          2000 (all trusts).       Co-CEO, Aphton Corp (bio-pharmaceuticals); until 8/98, Dean, Haas
11/22/41                                            School of Business, University of California, Berkeley; Director,
                                                    Solectron Corp. (manufacturing), Tenera, Inc. (services and software),
                                                    Airlease Ltd. (aircraft leasing), Mission West Properties (commercial real estate), Digital Microwave Corp. (network equipment).
---------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH            2000 (all trusts).       Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                             Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                    (investments-Netherlands), Cooper Industries (electrical products);
                                                    Member, audit committee, Northern Border Partners, L.P., (energy).